                                                                   EXHIBIT 10.BB




                  AMENDED AND RESTATED PARTICIPATION AGREEMENT

                                      AMONG

                               EL PASO CORPORATION
                            (A DELAWARE CORPORATION)

                            LIMESTONE ELECTRON TRUST
                           (A DELAWARE BUSINESS TRUST)

                            LIMESTONE ELECTRON, INC.
                            (A DELAWARE CORPORATION)

                     CREDIT SUISSE FIRST BOSTON (USA), INC.
                            (A DELAWARE CORPORATION)

                        EL PASO CHAPARRAL HOLDING COMPANY
                            (A DELAWARE CORPORATION)

                      EL PASO CHAPARRAL HOLDING II COMPANY
                            (A DELAWARE CORPORATION)

                       EL PASO CHAPARRAL INVESTOR, L.L.C.
                     (A DELAWARE LIMITED LIABILITY COMPANY)

                       EL PASO CHAPARRAL MANAGEMENT, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                           CHAPARRAL INVESTORS, L.L.C.
                     (A DELAWARE LIMITED LIABILITY COMPANY)

                           MESQUITE INVESTORS, L.L.C.
                     (A DELAWARE LIMITED LIABILITY COMPANY)

                         EL PASO ELECTRON OVERFUND TRUST
                           (A DELAWARE BUSINESS TRUST)

                          EL PASO ELECTRON SHARE TRUST
                           (A DELAWARE BUSINESS TRUST)

                                 ELECTRON TRUST
                           (A DELAWARE BUSINESS TRUST)

                            WILMINGTON TRUST COMPANY,

                                       AND

                              THE BANK OF NEW YORK

                           DATED AS OF APRIL 12, 2002

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

ARTICLE I  DEFINITIONS AND CERTAIN UNDERSTANDINGS................................................................1
         Section 1.1       Definitions...........................................................................1
         Section 1.2       Rules of Construction.................................................................2

ARTICLE II  CLOSING; AGREEMENTS TO PURCHASE AND SELL.............................................................2
         Section 2.1       Time and Place of Closing.............................................................2
         Section 2.2       Agreements............................................................................2
         Section 2.3       Closing...............................................................................2
         Section 2.4       Consent...............................................................................7

ARTICLE III  CONDITIONS PRECEDENT................................................................................7
         Section 3.1       Conditions to the Occurrence of the Closing Date......................................7
         Section 3.2       Reserved.............................................................................10

ARTICLE IV  REPRESENTATIONS AND WARRANTIES......................................................................10
         Section 4.1       Representations and Warranties of El Paso............................................10
         Section 4.2       Representations and Warranties of El Paso with Respect to Limestone, the
                           Co-Issuer, Chaparral, Mesquite, the Overfund Trust and the Share Trust...............14
         Section 4.3       Representations and Warranties of El Paso with Respect to the New Assets.............19
         Section 4.4       Representations and Warranties of El Paso with Respect to the Specified New
                           Assets...............................................................................23
         Section 4.5       Representations and Warranties of the Indenture Trustee..............................23
         Section 4.6       Representations and Warranties of Wilmington Trust Company...........................24

ARTICLE V  COVENANTS; ACKNOWLEDGEMENTS..........................................................................24
         Section 5.1       Covenants of El Paso.................................................................24
         Section 5.2       Guaranty.............................................................................28
         Section 5.3       Covenant of Chaparral................................................................28
         Section 5.4       Agreement of Parties.................................................................28
         Section 5.5       Covenants of Overfund Trust..........................................................29
         Section 5.6       Covenants of Indenture Trustee.......................................................30
         Section 5.7       Withdrawal of DLJ Inc................................................................30

ARTICLE VI  INDEMNIFICATION.....................................................................................30
         Section 6.1       General Indemnification..............................................................30
         Section 6.2       Tax Indemnification..................................................................38
         Section 6.3       Agreements...........................................................................38

ARTICLE VII  MISCELLANEOUS......................................................................................38
         Section 7.1       Survival.............................................................................38
         Section 7.2       Notices..............................................................................39
         Section 7.3       Severability of Provisions...........................................................41
         Section 7.4       Governing Law; Waiver of Jury Trial; Consent to Jurisdiction.........................41
         Section 7.5       Amendments, Waivers, Etc.............................................................43
         Section 7.6       Entire Agreement.....................................................................43

         Section 7.7       Benefit of Agreement.................................................................43
         Section 7.8       Expenses.............................................................................44
         Section 7.9       No Bankruptcy Petitions..............................................................44
         Section 7.10      Limitation of Liability..............................................................45
         Section 7.11      General Limitation of Liability......................................................45
         Section 7.12      Counterparts.........................................................................45
         Section 7.13      Effectiveness........................................................................46

ANNEXES AND SCHEDULES

Annex A         Definitions and Rules of Construction
Annex B         El Paso Energy Presentation to Investors
Annex C         Due Diligence Presentation Materials

Schedule I      Section 4.1(r) - Disclosure
Schedule II     Schedule of Existing Liabilities of Chaparral
Schedule III    Schedule of Existing Liens

                  This AMENDED AND RESTATED PARTICIPATION AGREEMENT, dated as of April 12, 2002 (this "Agreement") is by and among (i) EL PASO CORPORATION (formerly El Paso Energy Corporation), a Delaware corporation, (ii) LIMESTONE ELECTRON TRUST, a Delaware business trust, (iii) LIMESTONE ELECTRON, INC., a Delaware corporation, (iv) Credit Suisse First Boston (USA), Inc., a Delaware corporation, as successor to Donaldson, Lufkin & Jenrette, Inc., (v) EL PASO CHAPARRAL HOLDING COMPANY, a Delaware corporation, (vi) EL PASO CHAPARRAL HOLDING II COMPANY, a Delaware corporation, (vii) EL PASO CHAPARRAL INVESTOR, L.L.C., a Delaware limited liability company, (viii) EL PASO CHAPARRAL MANAGEMENT, L.P., a Delaware limited partnership, (ix) CHAPARRAL INVESTORS, L.L.C., a Delaware limited liability company, (x) MESQUITE INVESTORS, L.L.C., a Delaware limited liability company, (xi) EL PASO ELECTRON OVERFUND TRUST, a Delaware business trust, (xii) EL PASO ELECTRON SHARE TRUST, a Delaware business trust, (xiii) ELECTRON TRUST, a Delaware business trust, as sole Certificateholder, (xiv) WILMINGTON TRUST COMPANY and (xv) THE BANK OF NEW YORK, a New York banking corporation, as successor to United States Trust Company of New York (and together with the other parties hereto (other than Credit Suisse First Boston (USA), Inc., as successor to Donaldson, Lufkin & Jenrette, Inc.), each a "Party") (defined terms used herein shall have the meanings assigned thereto in Section 1.1 hereof).

                  WHEREAS, as of March 15, 2000, DLJ Inc. and each of the Parties (or its predecessor) entered into a Participation Agreement (the "Original Participation Agreement") pursuant to which DLJ Inc. and each Party assumed the duties ascribed to it thereunder and under the other Transaction Documents on the terms and conditions expressly set forth therein;

                  WHEREAS, DLJ Inc. and each of the Parties hereto desires to amend and restate the Original Participation Agreement in its entirety on and as of the Signing Date to become effective on and as of the Effective Date pursuant to Section 7.13;

                  NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:


                                    ARTICLE I

                                 DEFINITIONS AND
                             CERTAIN UNDERSTANDINGS

                  Section 1.1 Definitions.

                  Each capitalized term used herein and not otherwise defined herein shall have the definition assigned to that term in Annex A ("Annex A").

                  Section 1.2 Rules of Construction.

                  This Agreement and the definitions referred to in Section 1.1 shall be governed by, and construed in accordance with, the rules of construction set forth in Section 1.02 of Annex A.


                                   ARTICLE II

                    CLOSING; AGREEMENTS TO PURCHASE AND SELL

                  Section 2.1 Time and Place of Closing.

                  The closing of the transactions described in Section 2.3 hereof shall commence at 9:00 a.m., New York City time, on the Closing Date at the offices of Milbank, Tweed, Hadley & McCloy LLP, 1 Chase Manhattan Plaza, New York, New York 10005, or at such other time and at such other location as shall be agreed by the parties hereto.

                  Section 2.2 Agreements.

                  Pursuant to the Original Participation Agreement, each party thereto acknowledged and consented to the transactions described in Section 2.3 thereof, subject to the terms and conditions of the Original Participation Agreement and on the basis of the representations and warranties set forth therein, in consideration for the agreement of each other party as set forth therein.

                  Section 2.3 Closing.

                  On or before the Closing Date, the following transactions shall be consummated (if on the Closing Date, simultaneously, unless otherwise specified herein or in the other Transaction Documents), subject to the terms and conditions hereof and on the basis of the representations and warranties set forth herein:

                  (a) El Paso. (i) At least one Business Day prior to the Closing Date, El Paso shall cause its interests in the Specified New Assets to be sold to Mesquite.

                  (ii) On the Closing Date, El Paso shall (i) contribute $4,000 to the Share Trust as consideration for the sole certificate of beneficial interest in the Share Trust and (ii) issue the El Paso Preferred Stock to the Share Trust against payment therefor of $2,000 from the Share Trust and other good and valuable consideration described in the Share Trust Agreement and the Transaction Documents.

                  (iii) On the Closing Date, El Paso shall, and shall cause the Share Trust to, enter into the Share Trust Agreement and the Remarketing Agreement.

                  (iv) On the Closing Date, El Paso shall issue El Paso Debt Securities to the Overfund Trust in an aggregate principal amount equal to the Overfund Amount (less amounts, if any, invested in Financial Investments) against payment to El Paso of an amount equal to the Overfund Amount.

                  (v) On the Closing Date, El Paso shall enter into the Limestone Trust Agreement, the Share Trust Agreement, the Overfund Trust Agreement, the Tax Indemnification Agreement, the El Paso Debt Security Direction Letter and each other Transaction Document to which it is a party and that has not previously been entered into by it.

                  (vi) On the Closing Date, notwithstanding the terms of the Existing El Paso Demand Note, El Paso shall repay $61,600,509.17 of the principal amount of the Existing El Paso Demand Note in accordance with the demand made by Chaparral pursuant to Section 2.3(j)(ii) and the outstanding principal amount of the Existing El Paso Demand Note shall be reduced to $11,149,490.83.

                  (vii) On the Closing Date, El Paso shall amend and restate the Existing El Paso Demand Note to reflect the transactions described in clause
(vi) above, and the original Existing El Paso Demand Note providing for a maximum outstanding principal amount of $72,750,000 shall be returned to El Paso for cancellation.

                  (viii) On the Closing Date, El Paso shall issue one or more El Paso Notes to Mesquite evidencing loans to El Paso with an aggregate outstanding principal amount of approximately $131,354,009.17 representing the amount of the proceeds of the issuance of the Limestone Securities not used for other purposes by Mesquite.

                  (b) El Paso Chaparral Holding. On the Closing Date, El Paso Chaparral Holding shall enter into each Transaction Document to which it is a party and that has not previously been entered into by it.

                  (c) El Paso Chaparral. On the Closing Date, El Paso Chaparral shall enter into the Chaparral LLC Agreement, the Management Agreement and each other Transaction Document to which it is a party and that has not previously been entered into by it.

                  (d) El Paso Chaparral Holding II. On the Closing Date, El Paso Chaparral Holding II shall enter into the Chaparral LLC Agreement and each other Transaction Document to which it is a party and that has not previously been entered into by it.

                  (e) Electron. (i) On the Closing Date, Electron shall purchase the Subsequent Certificates and pay Limestone the full consideration therefor, each to the extent it has funds available.

                  (ii) On the Closing Date, Electron, as sole Certificateholder, shall enter into the Limestone Trust Agreement, the Tax Indemnification Agreement and each other Transaction Document to which it is a party and that has not previously been entered into by it.

                  (f) Limestone. (i) On March 15, 2000, Limestone shall enter into the Note Purchase Agreement. On the Closing Date, Limestone shall enter into the Indenture, and shall issue the Initial Notes under the Indenture to the Initial Purchaser pursuant to the terms of the

Note Purchase Agreement against payment of the purchase price therefor of $1,000,000,000 by the Initial Purchaser to Limestone.

                  (ii) On March 15, 2000, Limestone shall cause the Co-Issuer to enter into the Note Purchase Agreement. On the Closing Date, Limestone shall cause the Co-Issuer to enter into the Indenture, the Administrative Services Agreement and each other Transaction Document to which the Co-Issuer is a party and that has not previously been entered into by it.

                  (iii) On the Closing Date, Limestone shall issue the Subsequent Certificates to Electron pursuant to the Limestone Trust Agreement against payment of the purchase price thereof of $100,000,000 by Electron to Limestone.

                  (iv) On the Closing Date, Limestone shall pay the proceeds of the Initial Notes and Subsequent Certificates, if any, (A) as a Capital Contribution to Chaparral in the amount of $1,027,250,000 pursuant to the Chaparral LLC Agreement and (B) to the Limestone Lender in the amount of $72,750,000 in full satisfaction of the outstanding principal amount of the Limestone Loan.

                  (v) On the Closing Date, Limestone shall use the distribution from Chaparral described in Section 2.3(j)(iii) to pay $1,200,716.02 to the Limestone Lender in full satisfaction of the accrued and unpaid interest on the Limestone Loan.

                  (vi) On the Closing Date, Limestone shall enter into the Remarketing Agreement and the Security Agreement, and shall pledge its rights thereunder to the Indenture Trustee pursuant to the Indenture.

                  (vii) On the Closing Date, Limestone shall enter into the Limestone Trust Agreement, the Chaparral LLC Agreement, the Tax Indemnification Agreement, the El Paso Debt Security Direction Letter, the Administrative Services Agreement and each other Transaction Document to which it is a party and that has not previously been entered into by it.

                  (viii) On the Closing Date, Limestone shall, and shall cause the Co-Issuer to, enter into the Administrative Services Agreement with the administrator named therein.

                  (g) Co-Issuer. (i) On or before the Closing Date, the Co-Issuer shall issue its stock to Limestone.

                  (ii) On the Closing Date, the Co-Issuer shall co-issue the Initial Notes with Limestone under the Indenture to the Initial Purchaser pursuant to the terms of the Note Purchase Agreement against payment of the purchase price therefor of $1,000,000,000 by the Initial Purchaser to Limestone.

                  (iii) On March 15, 2000, the Co-Issuer shall enter into the Note Purchase Agreement. On the Closing Date, the Co-Issuer shall enter into the Indenture, the Administrative Services Agreement and each other Transaction Document to which it is a party and that has not previously been entered into by it.

                  (h) Limestone Lender. On the Closing Date, the Limestone Lender shall release Limestone from all obligations under the Limestone Credit Agreement in exchange for payment of the outstanding principal of and accrued interest on the Limestone Loan and shall execute appropriate Uniform Commercial Code termination statements to evidence the release of the security interests granted under the Assignment and Assumption Agreement.

                  (i) Management Company. On the Closing Date, the Management Company shall enter into the Management Agreement and each other Transaction Document to which it is a party and that has not previously been entered into by it.

                  (j) Chaparral. (i) At least one Business Day prior to the Closing Date, Chaparral shall make a contribution to Mesquite of all assets currently held by Chaparral (other than the Existing El Paso Demand Note and the Mesquite LLC Interest), to the extent not already owned by Mesquite.

                  (ii) On or prior to the Closing Date, Chaparral shall demand payment from El Paso on the Existing El Paso Demand Note in an amount equal to $61,600,509.17 in principal amount plus $1,200,716.02 in payment of a portion of the accrued and unpaid interest on the Existing El Paso Demand Note through the Closing Date leaving an unpaid principal balance thereon of $11,149,490.83.

                  (iii) On the Closing Date, Chaparral shall distribute $1,200,716.02 to Limestone, as Class A Member of Chaparral, to be used by Limestone to pay the accrued and unpaid interest on the Limestone Loan.

                  (iv) On the Closing Date, Chaparral shall issue Certificates of Interest representing the Member interests in Chaparral to El Paso Chaparral, El Paso Chaparral Holding II and Limestone pursuant to the Chaparral LLC Agreement.

                  (v) On the Closing Date, Chaparral shall increase Limestone's Class A Member capital account by $1,027,250,000 in connection with the Capital Contribution of Limestone described in Section 2.3(f)(iv).

                  (vi) On the Closing Date, Chaparral shall enter into the Chaparral Documents, the El Paso Debt Security Direction Letter and each other Transaction Document to which it is a party and that has not previously been entered into by it.

                  (vii) On the Closing Date, Chaparral shall contribute to the Overfund Trust the Overfund Amount in further consideration for the sole certificate of beneficial interest in the Overfund Trust.

                  (viii) On the Closing Date, Chaparral shall make a cash contribution to Mesquite of approximately $796,013,202.43 representing the amount of the proceeds of the issuance of the Limestone Securities not used for other purposes by Chaparral.

                  (ix) Upon the issuance by El Paso of an amended and restated El Paso Note pursuant to Section 2.3(a)(vii), Chaparral shall deliver to El Paso, for cancellation, the original Existing El Paso Demand Note providing for a maximum principal amount of $72,750,000.

                  (k) Mesquite. (i) On the Closing Date, Mesquite shall pay El Paso approximately $664,659,193.26 to repay amounts outstanding under the Mesquite Credit Agreement (which repayment shall not limit or otherwise affect Mesquite's right to reborrow and repay advances thereunder).

                  (ii) On the Closing Date, Mesquite shall enter into the Management Agreement and each other Transaction Document to which it is a party and that has not previously been entered into by it.

                  (iii) On or prior to the Closing Date, as applicable, Mesquite shall increase Chaparral's capital account in Mesquite in connection with the contribution of Chaparral described in Sections 2.3(j)(i) and 2.3(j)(viii).

                  (iv) On the Closing Date, Mesquite shall loan an aggregate principal amount of approximately $131,354,009.17 representing the amount of the proceeds of the issuance of the Limestone Securities not used for other purposes by Mesquite to El Paso, which loan shall be evidenced by one or more El Paso Notes.

                  (l) Overfund Trust. (i) On the Closing Date, the Overfund Trust shall issue a certificate of beneficial interest in the Overfund Trust to Chaparral pursuant to the Overfund Trust Agreement as described above.

                  (ii) On the Closing Date, the Overfund Trust shall use a portion of the Overfund Amount to purchase an El Paso Debt Security that will provide payments of principal and interest at the times and in the amounts required to satisfy clause (b)(i) of the definition of the Class A Member's Priority Return.

                  (iii) On the Closing Date, the Overfund Trust shall use a portion of the Overfund Amount to purchase an El Paso Debt Security that will provide payments of principal and interest at the times and in the amounts required to satisfy clause (b)(ii) of the definition of the Class A Member's Priority Return.

                  (iv) On the Closing Date, the Overfund Trust shall enter into the Security Agreement to secure its obligations to make payments to Limestone in accordance with Section 5.5(b) hereof.

                  (v) On the Closing Date, the Overfund Trust shall enter into the Overfund Trust Agreement, the El Paso Debt Security Direction Letter and each other Transaction Document to which it is a party.

                  (m) Share Trust. (i) On the Closing Date, the Share Trust shall issue a certificate of beneficial interest in the Share Trust to El Paso pursuant to the Share Trust Agreement against payment therefor of $4,000 by El Paso.

                  (ii) On the Closing Date, the Share Trust shall purchase the El Paso Preferred Stock and pay El Paso $2,000 and other good and valuable consideration described in the Share Trust Agreement and the Transaction Documents as full consideration therefor.

                  (iii) On the Closing Date, the Share Trust shall enter into the Share Trust Agreement, the Remarketing Agreement and each other Transaction Document to which it is a party.

                  (n) The Indenture Trustee. On the Closing Date, the Indenture Trustee shall enter into the Indenture, the Remarketing Agreement, the El Paso Debt Security Direction Letter and each other Transaction Document to which it is a party.

                  Section 2.4 Consent.

                  Pursuant to the Original Participation Agreement, each of the parties thereto, on behalf of itself and its successors and assigns, consented to and approved of all transactions contemplated thereby and by any other Transaction Document or other document referred to therein, and each such party, for itself and its successors and assigns, represented that no transaction contemplated thereby or by any Transaction Document or other document referred to therein constituted or gave rise to a Default or Liquidating Event under the Chaparral LLC Agreement or any other Transaction Document on the part of such party; provided that such consent, approval and representation shall not affect any right of any such party to indemnity or reimbursement under any Transaction Document.


                                   ARTICLE III

                              CONDITIONS PRECEDENT

                  Section 3.1 Conditions to the Occurrence of the Closing Date.

                  The obligation of each party to the Original Participation Agreement to enter into the transactions described in Section 2.3 hereof on or prior to the Closing Date shall be (i) subject to the terms and conditions hereof, (ii) on the basis of the representations and warranties set forth herein and (iii) subject to the satisfaction (or waiver by such party) on or prior to the Closing Date of the following conditions precedent:

                  (a) Transaction Documents. Each of the Transaction Documents entered into or required to be entered into on or prior to the Closing Date shall be reasonably satisfactory to such party and shall, upon execution and delivery thereof as contemplated in Section 3.1(b), be in full force and effect.

                  (b) Authorization, Execution and Delivery of Documents. Each of the Transaction Documents entered into or required to be entered into on or prior to the Closing Date shall have been duly authorized, executed and available for delivery by each of the parties thereto (other than such party). Such party shall have received a true and correct copy of each Transaction Document (not furnished in original form) entered into or required to be entered into on or prior to the Closing Date, including without limitation all amendments and supplements to each such Transaction Document.

                  (c) Collateral. All actions necessary, in the reasonable opinion of such party (other than the Indenture Trustee), in order to effectively establish and create a first priority lien and perfected security interest in the Security for the Limestone Notes, subject, in each case, only to Permitted Liens, shall have been duly taken (or provisions therefor shall have been made), including without limitation, the making of all conveyances, registrations and filings.

                  (d) Ratings. El Paso shall have received ratings letters from S&P and Moody's, confirming that the Initial Notes have been rated at least "BBB-" by S&P and "Baa3" by Moody's, respectively.

                  (e) Opinions. Opinions addressed to the Arranger and the Certificateholders (except as otherwise specified below) dated the Closing Date of the following counsel (or, if counsel is not identified, of counsel reasonably satisfactory to such Persons), shall have been delivered to the applicable addressees, each such opinion to be reasonably satisfactory to the recipients and their counsel:

                           (i) Jones, Day, Reavis & Pogue, counsel to El Paso, with a separate opinion as to the non-consolidation of certain entities.

                           (ii) Kelly Jameson, senior counsel of El Paso;

                           (iii) King & Spalding, FERC counsel to El Paso;

                           (iv) Potter Anderson & Corroon LLP, special Delaware counsel to El Paso;

                           (v) Richards, Layton & Finger, P.A., counsel to Wilmington Trust Company (addressed to El Paso, the Arranger and the Certificateholders);

                           (vi) Seward & Kissel LLP, counsel to the Indenture Trustee;

                           (vii) Dewey Ballantine LLP, special counsel to the Certificateholders (addressed to the Certificateholders only), with a separate opinion addressed to El Paso as to the enforceability of each Transaction Document to which the Certificateholders are parties), and a separate opinion addressed to the Arranger, the Certificateholders and El Paso as to the status of the Certificateholders as Qualified Purchasers; and

                           (viii) Milbank, Tweed, Hadley & McCloy LLP, special counsel to the Arranger (addressed to the Arranger only), with a separate opinion addressed to El Paso as to the enforceability of the Remarketing Agreement against DLJ.

                  (f) Closing Certificates. (i) On the Closing Date, such party shall have received a certificate of each other party (other than the Certificateholders and the Limestone Lender) dated the Closing Date in form and substance reasonably satisfactory to such party, certifying (A) as to the facts and circumstances applicable to the certifying party set forth in Section 3.1(h) hereof, (B) that the Transaction Documents to which such certifying party is a party have been duly executed and delivered by such certifying party and are in full force and effect, and (C) such certifying party has satisfied all conditions precedent (other than conditions precedent that have been waived) contained in the Transaction Documents to which it is a party required to be satisfied by it on or prior to the Closing Date.

                  (ii) On the Closing Date, such party shall have received a certificate of each other party (other than the Certificateholders and the Limestone Lender) dated the Closing Date in form and substance reasonably satisfactory to such Person, attaching and certifying as of the Closing Date as to (A) the certifying party's Organizational Documents, (B) the resolutions of the certifying party's board of directors or other governing body, if applicable, duly authorizing the certifying party's execution, delivery and performance of each Transaction Document to which it is or is to be a party and each other document required to be executed and delivered by it in accordance with the provisions hereof or thereof and (C) the incumbency and signatures of the Persons authorized to execute and deliver, as may be required hereunder, documents on its behalf in connection with the transactions contemplated hereby and by the other Transaction Documents.

                  (g) Fees and Expenses. On the Closing Date, El Paso shall have paid or provided for payment (without duplication of any amounts paid in connection with the Phase II Participation Agreement or any agreements referred to therein) of (i) the out-of-pocket expenses and fees due and payable through the Closing Date, and the trustee fees for the first year, payable to Wilmington Trust Company as the Electron Trustee under the Electron Trust Agreement, the Limestone Trustee under the Limestone Trust Agreement, the Overfund Trustee under the Overfund Trust Agreement and the Share Trustee under the Share Trust Agreement, and the indenture trustee fees for the first year, payable to United States Trust Company of New York as the Indenture Trustee under the Indenture,
(ii) the out-of-pocket expenses and fees due and payable through the Closing Date of the Arranger (in each case, including, to the extent an invoice therefor has been delivered to El Paso at least one Business Day before the Closing Date, the reasonable fees and expenses of counsel to such Persons through the Closing
Date), and (iii) to the extent an invoice therefor has been delivered to El Paso at least one Business Day before the Closing Date, the out-of-pocket expenses of the Certificateholders and any Certificateholder Related Person and the reasonable fees and expenses of counsel to the Certificateholders through the Closing Date, in each case, in accordance with the funding memorandum dated as of the Closing Date.

                  (h) Certain Facts and Circumstances. (i) The representations and warranties of each party set forth in this Agreement and each other Transaction Document shall be true and correct on and as of the Closing Date (both immediately prior to the consummation of the transactions intended to occur on the Closing Date and also after giving effect thereto) in all material respects as if made on and as of such date (or, if stated to have been made solely as of an earlier date, were true and correct as of such date).

                  (ii) No Default shall have occurred and be continuing on the Closing Date.

                  (iii) No change in the financial or other condition of El Paso shall have occurred that would reasonably be expected to result in an El Paso Material Adverse Effect and no other act, event or circumstance shall have occurred that has had or would reasonably be expected to have an El Paso Material Adverse Effect.

                  (iv) There shall be no actions, suits, investigations or proceedings at law or in equity by or before any Governmental Authority pending or, to the actual knowledge of any Responsible Officer of El Paso, threatened, and there shall not have been issued or, to the actual knowledge of any Responsible Officer of El Paso, proposed to be issued any orders, judgments or decrees by any Governmental Authority, to set aside, restrain, enjoin or prevent the execution, delivery or performance of any of the Transaction Documents or the consummation of the transactions contemplated thereby.

                  (i) No Liability. The closing of the transactions contemplated hereby and by each of the other Transaction Documents will not violate any Applicable Law in effect as of the Closing Date and will not subject any party that was a party to the Phase II Participation Agreement (other than El Paso, El Paso Chaparral Holding and El Paso Chaparral) to any Tax (other than any Documentary Tax for which such Party is indemnified under the Transaction Documents and other than income taxes incurred after December 28, 1999), penalty or liability under or pursuant to any Applicable Law in effect as of the Closing Date.

                  (j) Additional Documents and Certificates, Etc. The Arranger and the Certificateholders shall have received such other documents, certificates and opinions as any such Person or their counsel may reasonably request.

                  Section 3.2 Reserved.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  Section 4.1 Representations and Warranties of El Paso.

                  El Paso makes the following representations and warranties on its own behalf to the other Parties as of March 15, 2000 and as of the Closing
Date:

                  (a) Corporate Existence and Power. El Paso is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. Each Relevant El Paso Party is duly incorporated or organized, validly existing and in good standing in the jurisdiction of its incorporation or organization. Each of El Paso and the Relevant El Paso Parties possesses all corporate, partnership, limited liability company or other applicable Business Entity powers and other authorizations and licenses necessary to engage in its business and operations as now conducted and as contemplated by the Transaction Documents (other than the Note Purchase Agreement), the failure to obtain or maintain which would have an El Paso Material Adverse Effect.

                  (b) Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by each of El Paso and the Relevant El Paso Parties of each Transaction Document (other than the Note Purchase Agreement) to which it is a party are within its corporate, partnership, limited liability company or other applicable Business Entity powers, have been duly authorized by all necessary corporate, limited liability company or other applicable Business Entity action, and do not contravene (i) its Organizational Documents or (ii) any law or material contractual restriction binding on or affecting it.

                  (c) Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by each of El Paso and the Relevant El Paso Parties of each Transaction Document (other than the Note Purchase Agreement) to which it is a party, except (i) those that have been obtained or made and (ii) those that are necessary to comply with laws, rules, regulations and orders required in the ordinary course to comply with the ongoing obligations of (A) El Paso under Article V and (B) El Paso and the Relevant El Paso Parties under the Transaction Documents to which they are a party, provided that all authorizations, approvals, actions, notices and filings described in this clause (ii) that are necessary to have been obtained or made on or prior to the Closing Date for the consummation by El Paso and the Relevant El Paso Parties of the transactions contemplated by the Transaction Documents or are required to have been obtained or made on or prior to the Closing Date have been obtained or made on or prior to the Closing Date.

                  (d) Binding Effect. Each Transaction Document (other than the Note Purchase Agreement) to which any of El Paso and the Relevant El Paso Parties is a party will be duly executed and delivered by El Paso and such Relevant El Paso Party and, subject to the due execution and delivery by the other parties thereto, will, upon such due execution and delivery, constitute the legal, valid and binding obligations of El Paso and/or such Relevant El Paso Party, as applicable, enforceable against El Paso and/or such Relevant El Paso Party, as applicable, in accordance with its terms, except as may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors rights generally or by general principles of equity (whether enforcement is sought by proceedings in equity or at law).

                  (e) Compliance with Laws. Each of El Paso and the Relevant El Paso Parties is in compliance with all laws, rules, regulations and orders of any governmental authority applicable to it or its property, except where the failure to so comply, individually or in the aggregate, would not, in the reasonable judgment of El Paso, be expected to result in an El Paso Material Adverse Effect.

                  (f) Litigation. There is no action, suit or proceeding pending, or, to the knowledge of any Responsible Officer of El Paso, threatened, against or involving El Paso or any Relevant El Paso Party in any court, or before any arbitrator of any kind, or before or by any governmental body, which, in the reasonable judgment of El Paso (taking into account the exhaustion of all appeals), would have an El Paso Material Adverse Effect, or which purports to affect the legality, validity, binding effect or enforceability against El Paso or any Relevant El Paso Party of any Transaction Document (other than the Note Purchase Agreement) to which it is a party.

                  (g) Taxes. Each of El Paso and the Relevant El Paso Parties has duly filed all tax returns required to be filed, and has duly paid and discharged all taxes, assessments and governmental charges upon it or against its properties now due and payable, the failure to file or pay which would have an El Paso Material Adverse Effect, unless and to the extent only that the same are being contested by such Person in good faith and by appropriate proceedings.

                  (h) ERISA. (i) No ERISA Termination Event has occurred or is reasonably expected to occur with respect to any Plan which, with the giving of notice or lapse of time or both, would result in an aggregate liability of El Paso or any ERISA Affiliate that would exceed 10% of the Net Worth of El Paso.

                  (ii) Each Plan has complied with the applicable provisions of ERISA and the Code where the failure to so comply would reasonably be expected to result in an aggregate liability that would exceed 10% of the Net Worth of El Paso.

                  (iii) The statement of assets and liabilities of each Plan and the statements of changes in fund balances and in financial position, or the statement of changes in net assets available for plan benefits, for the most recent plan year for which an accountant's report with respect to such Plan has been prepared, fairly present the financial condition of such Plan as at such date and the results of operations of such Plan for the plan year ended on such date.

                  (iv) Neither El Paso nor any ERISA Affiliate has incurred, or is reasonably expected to incur, any Withdrawal Liability to any Multiemployer Plan which, when aggregated with all other amounts required to be paid to Multiemployer Plans in connection with Withdrawal Liability (as of the date of determination), would exceed 10% of the Net Worth of El Paso.

                  (i) Neither El Paso nor any ERISA Affiliate has received any notification that any Multiemployer Plan is in reorganization, insolvent or has been terminated, within the meaning of Title IV of ERISA, and no Multiemployer Plan is reasonably expected to be in reorganization, to become insolvent or to be terminated within the meaning of Title IV or ERISA, the effect of which would result in an aggregate liability of El Paso or any ERISA Affiliate that would exceed 10% of the Net Worth of El Paso.

                  (j) Financial Statements. PricewaterhouseCoopers LLP (the "Auditors") are independent certified public accountants with respect to El Paso within the meaning of the Securities Act and Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants and its interpretations and rulings thereunder. The historical financial statements of El Paso included or incorporated by reference in the Preliminary Offering Memorandum and the Offering Memorandum and the related notes thereto present fairly, in conformity with GAAP except as otherwise expressly noted therein, the consolidated financial position of El Paso and its Subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of El Paso and its Consolidated Subsidiaries for the periods specified, and such financial statements have been prepared in accordance with GAAP consistently applied throughout the periods purported to be covered thereby. The pro forma financial statements and the related notes thereto, if any, included or incorporated by reference in the Preliminary Offering Memorandum and the Offering Memorandum present fairly the information shown therein, have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

                  (k) Not an Investment Company. El Paso is not an "investment company" within the meaning of the Investment Company Act. Each of the Relevant El Paso Parties is not an "investment company" within the meaning of the Investment Company Act.

                  (l) PUHCA. El Paso is not a "holding company" or a "subsidiary company" of a "holding company" within the meaning of PUHCA. Each of the Relevant El Paso Parties is not a "holding company" or a "subsidiary company" of a "holding company" within the meaning of PUHCA.

                  (m) No Defaults. To the actual knowledge of any Responsible Officer of El Paso, on the Closing Date there will exist no Default and no Limestone Note Trigger Event on the part of El Paso under any of the Transaction Documents (other than the Note Purchase Agreement) to which El Paso is a party.

                  (n) Presentation to Investors. Except with respect to (i) financial projections and (ii) information for which the source is any separately identified third party, the El Paso Energy Presentation to Investors attached as Annex B hereto does not contain any untrue statement of material fact or omit to state a material fact necessary in order for such information (taken as a whole) not to be misleading in light of the circumstances in which made with respect to (x) El Paso and its Subsidiaries, Limestone, Chaparral, Mesquite, the Existing Assets or the New Assets referred to in clause (i) or
(ii) of the definition thereof and (y) the Transaction Documents.

                  (o) Due Diligence Presentation Material. Except with respect to (i) financial projections and (ii) information for which the source is any separately identified third party, the due diligence presentation material attached as Annex C hereto does not contain any untrue statement of material fact or omit to state a material fact necessary in order for such information (taken as a whole) not to be misleading in light of the circumstances in which made with respect to (x) El Paso and its Subsidiaries, Limestone, Chaparral, Mesquite, the Existing Assets or the New Assets referred to in clause (i) or
(ii) of the definition thereof and (y) the Transaction Documents.

                  (q) Title to Property. Each of El Paso and the Relevant El Paso Parties has good title to their respective properties and assets, free and clear of all Liens, except for (A) Liens (including covenants, restrictions, rights, easements and minor irregularities in title) that do not materially interfere with the business or operations of such Person as presently conducted,
(B) Liens not prohibited by the El Paso Additional Credit Facility Agreement and
(C) the pledges and security interests provided to El Paso in connection with the Mesquite Financing Documents, and except that no representation or warranty is made with respect to Margin Stock.

                  (r) Disclosure. Except as set forth on Schedule I, there is no fact known to El Paso, any Relevant El Paso Party, Chaparral or Mesquite after reasonable inquiry that has specific application to El Paso, any Relevant El Paso Party, Chaparral or Mesquite or the Project Companies (other than general economic or industry conditions) and that, as far as El Paso can reasonably foresee, would reasonably be expected to have an Aggregate Chaparral Material Adverse Effect.

                  (s) Compliance. El Paso has complied with the covenants set forth in Section 5.1 of the Phase II Participation Agreement for the period commencing on December 28, 1999 and terminating on the Closing Date.

                  (t) Management Fee. The Management Company has not exercised, and El Paso has not caused the Management Company to exercise, its rights under
Section 5.4 of the Phase II Participation Agreement.

                  Section 4.2 Representations and Warranties of El Paso with Respect to Limestone, the Co-Issuer, Chaparral, Mesquite, the Overfund Trust and the Share Trust.

                  El Paso makes the following representations and warranties with respect to Limestone, the Co-Issuer, Chaparral, Mesquite, the Overfund Trust and the Share Trust to the other Parties as of March 15, 2000 and as of the Closing Date, except as otherwise specified:

                  (a) Existence and Power. Each of Limestone, the Overfund Trust and the Share Trust (together, the "Trusts") is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite trust powers and all material Permits required to carry on its business as now conducted and as contemplated by the Transaction Documents. Each of Chaparral and Mesquite is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite limited liability company powers and all material Permits required to carry on its business as now conducted and as contemplated by the Transaction Documents the failure to have which would reasonably be expected to have an Aggregate Chaparral Material Adverse Effect. The Co-Issuer is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate powers and all material Permits required to carry on its business as now conducted and as contemplated by the Transaction Documents.

                  (b) Limestone and Co-Issuer Special Purpose Status. Limestone has not engaged in any activities since its organization (other than those incidental to its organization, activities referred to in or contemplated by the Participation Agreement dated as of December 28, 1999 (the "Phase II Participation Agreement") among El Paso, Limestone, Limestone Investors, DLJ Inc., DLJ Capital Corporation, El Paso Chaparral Holding, El Paso Chaparral Holding II, El Paso Chaparral, the Management Company, Chaparral, Mesquite and Electron and other appropriate steps including the issuance of certificates representing beneficial ownership interests in Limestone and arrangements for the payment of fees to its trustees, the authorization and the issuance of the Limestone Notes and the Limestone Certificates, the execution of the Transaction Documents to which it is a party executed on or prior to March 15, 2000 and the activities referred to in or contemplated by such Transaction Documents), and has not made any distributions since its organization other than the distributions made to Electron on January 18, 2000 in the amount of $33,578.13 and March 10, 2000 in the amount of $1,008,155.58, each with respect to a special tax distribution pursuant to Section 5.01(c) of the Third Amended and Restated Limited Liability Company Agreement of Chaparral. The Co-Issuer has not engaged in any activities since its incorporation (other than those incidental to its incorporation and other appropriate corporate steps including the issuance of stock to Limestone and arrangements for the payment of fees to its directors, the authorization and the issue of the Limestone Notes, the execution of the Transaction Documents to which it is a party executed on or prior to March 15, 2000 and the activities referred to in or contemplated by such Transaction Documents), and has not paid any dividends or made any distributions since its incorporation.

                  (c) Overfund Trust Special Purpose Status. The Overfund Trust has not engaged in any activities since its organization (other than those incidental to its organization and other appropriate steps including (i) arrangements for the payment of fees to its trustees, (ii) the issuance of a certificate of beneficial interest in the Overfund Trust to Chaparral pursuant to the Overfund Trust Agreement, (iii) the execution of the Transaction Documents to which it is a party executed on or prior to March 15, 2000 and (iv) the other activities referred to in or contemplated by the Overfund Trust Agreement, this Agreement and the other Transaction Documents), and has not made any distributions since its organization.

                  (d) Share Trust Special Purpose Status. The Share Trust has not engaged in any activities since its organization (other than those incidental to its organization and other appropriate steps including (i) arrangements for the payment of fees to its trustees, (ii) the issuance of a certificate of beneficial interest in the Share Trust to El Paso pursuant to the Share Trust Agreement, (iii) the execution of the Transaction Documents to which it is a party executed on or prior to March 15, 2000 and (iv) the other activities referred to in or contemplated by the Share Trust Agreement, this Agreement and the other Transaction Documents), and has not made any distributions since its organization.

                  (e) Chaparral and Mesquite. The operations, activities and business of each of Chaparral and Mesquite since its inception have been conducted in accordance with its Organizational Documents, and each of Chaparral and Mesquite has no accrued liabilities other than (i) any such liabilities in connection with activities in accordance with the Phase II Participation Agreement and any agreements referred to therein, (ii) any such liabilities that will be paid in full upon the Closing Date, (iii) in the case of Chaparral, any such liabilities that are set forth in Schedule II hereto and (iv) in the case of Mesquite, any such liabilities that are not prohibited by the Chaparral LLC Agreement or the Mesquite LLC Agreement.

                  (f) Trust, Corporate or Company and Governmental Authorization; No Contravention. The execution, delivery and performance by each of Limestone, the Co-Issuer, Chaparral, Mesquite, the Overfund Trust and the Share Trust of each of the Transaction Documents (other than the Note Purchase Agreement) to which it is a party are (i) within Limestone's trust powers, the Co-Issuer's corporate powers, Chaparral's limited liability company powers, Mesquite's limited liability company powers, the Overfund Trust's trust powers and the Share Trust's trust powers, as the case may be, (ii) have been duly authorized by all necessary trust, corporate or limited liability company action, as the case may be, (iii) require in respect of Limestone, the Co-Issuer, Chaparral, Mesquite, the Overfund Trust and the Share Trust, as the case may be, no action by or in respect of, or filing (except Uniform Commercial Code continuation statements to be filed in the future) with, any Governmental Authority that has not been taken or made and (iv) do not contravene, or constitute a default under, any provision of Applicable Law in effect on the Closing Date or of Limestone's, the Co-Issuer's, Chaparral's,

Mesquite's, the Overfund Trust's or the Share Trust's Organizational Documents, or of any agreement or other instrument binding upon Limestone, the Co-Issuer, Chaparral, Mesquite, the Overfund Trust or the Share Trust, as the case may be, or result in the creation or imposition of any Lien on any asset of Limestone, the Co-Issuer, Chaparral, Mesquite, the Overfund Trust or the Share Trust, as the case may be, except for (A) Permitted Liens, in the case of Chaparral or Mesquite and (B) Permitted Liens of the type described in clause (iii) of the definition thereof, in the case of Limestone, the Co-Issuer, the Overfund Trust or the Share Trust.

                  (g) Binding Effect. (i) Each of the Transaction Documents (other than the Note Purchase Agreement) to which any of Limestone, Chaparral, Mesquite, the Overfund Trust or the Share Trust is a party has been or on the Closing Date will be duly executed and delivered by such Party and, subject to the due execution and delivery by the other parties thereto, each of the Transaction Documents (other than the Note Purchase Agreement) to which any of Limestone, Chaparral, Mesquite, the Overfund Trust or the Share Trust is a party constitutes or will constitute (or in the case of the Limestone Notes, when duly authenticated, issued, paid for and delivered in accordance with the Indenture and the Note Purchase Agreement, will constitute) a legal, valid and binding obligation of Limestone, Chaparral, Mesquite, the Overfund Trust or the Share Trust, as the case may be, enforceable against Limestone, Chaparral, Mesquite, the Overfund Trust or the Share Trust, as the case may be, in accordance with its terms except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general equitable principles (whether enforcement is sought by proceedings in equity or at law).

                  (ii) Each of the Transaction Documents (other than the Note Purchase Agreement) to which the Co-Issuer is a party has been or on the Closing Date will be duly executed and delivered by the Co-Issuer and, subject to the due execution and delivery by the other parties thereto, each of the Transaction Documents (other than the Note Purchase Agreement) to which the Co-Issuer is a party constitutes or will constitute (or in the case of the Limestone Notes, when duly authenticated, issued, paid for and delivered in accordance with the Indenture and the Note Purchase Agreement, will constitute) a legal, valid and binding obligation of the Co-Issuer, enforceable against the Co-Issuer in accordance with its terms except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general equitable principles (whether enforcement is sought by proceedings in equity or at law).

                  (h) Security for the Limestone Notes. The Grant (as defined in the Indenture) of the Security for the Limestone Notes securing the payment of the Secured Obligations (as defined in the Indenture) for the benefit of the Indenture Trustee and the Holders of the Limestone Notes will constitute a valid, first priority, perfected security interest in the Security for the Limestone Notes, free and clear of any Lien or claims of any Person (other than Permitted Liens), to the extent perfection can occur under Article 8 and Article 9 of the New York UCC by possession, filing of a financing statement or control of a securities account. Following such perfection, such security interest will be enforceable as such subject to Permitted Liens against all creditors of Limestone and any Persons purporting to purchase any of the Security for the Limestone Notes from Limestone, except in each case as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and general equitable principles (whether enforcement is sought by proceedings in equity or at law) and other than as permitted by the Transaction Documents. None of Limestone, Chaparral, Mesquite, the Overfund Trust or the Share Trust has executed any valid financing statement covering the Indenture Trustee's interest in the Security for the Limestone Notes that is on file in any public office other than the financing statements, if any, filed pursuant to the Transaction Documents and the financing statements, if any, with respect to the Limestone Loan.

                  (i) No Consents. (i) The execution, delivery and performance by each of Limestone, the Co-Issuer, Chaparral, Mesquite, the Overfund Trust or the Share Trust of each Transaction Document (other than the Note Purchase Agreement) to which each of Limestone, the Co-Issuer, Chaparral, Mesquite, the Overfund Trust or the Share Trust is a party do not require the consent or the approval or authorization of, or any filing, registration or qualification with, any Person or any Governmental Authority on the part of such Party as a condition to such execution, delivery and performance by it as and when required that has not been obtained, given or taken except where the failure to obtain such consent, approval or authorization, or make such filing, registration or qualification, would not reasonably be expected to have, in the case of Chaparral or Mesquite, an Aggregate Chaparral Material Adverse Effect.

                  (ii) The offering of the Limestone Securities by Limestone and the Co-Issuer and the creation of the Security for the Limestone Notes do not require the consent or the approval or authorization of, or filing, registration or qualification with, any Person or any Governmental Authority on the part of Limestone or the Co-Issuer as a condition to such execution, delivery and performance as and when required which has not been obtained, given or taken except (i) for filings of financing statements to perfect the security interests contemplated by the Indenture and (ii) where the failure to obtain such consent, approval or authorization, or filing, registration or qualification would not have an Issuer Material Adverse Effect. Neither the issuance or delivery of the Limestone Notes to the Initial Purchaser, nor the consummation of any other of the transactions contemplated herein, nor compliance with the provisions of the Indenture, will conflict with or result in, the breach of any material term or provision of any agreements to which Limestone or the Co-Issuer is a party, or constitute a violation of any Applicable Law.

                  (j) Litigation. There is no Proceeding pending against or, after reasonable inquiry, to the actual knowledge of any Responsible Officer of El Paso, threatened against any of Limestone, the Co-Issuer, Chaparral, Mesquite, the Overfund Trust or the Share Trust before any Governmental Authority.

                  (k) Tax Claims. There is no Tax claim pending against or, after reasonable inquiry, to the actual knowledge of any Responsible Officer of El Paso, threatened against any of Limestone, the Co-Issuer, Chaparral, Mesquite, the Overfund Trust or the Share Trust. Limestone and the Co-Issuer have each paid all Taxes that they are required to have paid prior to March 15, 2000 and prior to the Closing Date.

                  (l) Not an Investment Company. None of Limestone, the Co-Issuer, Chaparral, Mesquite, the Overfund Trust and the Share Trust will be required to be registered as an "investment company" within the meaning of the Investment Company Act, and none of

Limestone, the Co-Issuer, Chaparral, Mesquite, the Overfund Trust or the Share Trust will become such as a result of the issuance and sale of the Limestone Notes and the Limestone Certificates or the other transactions contemplated by the Transaction Documents.

                  (m) Liens. (i) There are no Liens of any kind (other than Permitted Liens described under clause (iii) of the definition thereof) affecting title to any of the assets or rights of any of Limestone, the Co-Issuer, the Overfund Trust or the Share Trust under any Transaction Documents (other than the Note Purchase Agreement).

                  (ii) There are no Liens of any kind (other than Permitted Liens) affecting title to any of the assets or rights of Chaparral or Mesquite under any Transaction Documents (other than the Note Purchase Agreement).

                  (n) Compliance. Each of Limestone, the Co-Issuer, Chaparral, Mesquite, the Overfund Trust and the Share Trust is not in breach or violation of or in default (nor, after reasonable inquiry, to the actual knowledge of any Responsible Officer of El Paso, has an event occurred that with notice or lapse of time or both would constitute a default) under the terms of (i) its Organizational Documents, (ii) any of the Transaction Documents (other than the Note Purchase Agreement) or any other agreements to which Limestone, Chaparral, Mesquite, the Overfund Trust or the Share Trust is a party, as the case may be, or (iii) any Applicable Law, the default in or the breach or violation of which in the case of clauses (ii) and (iii), would reasonably be expected to have (A) an Aggregate Chaparral Material Adverse Effect, in the case of Chaparral or Mesquite, or (B) an Issuer Material Adverse Effect, in the case of Limestone or the Co-Issuer.

                  (o) Margin Compliance. No part of the proceeds of the sale of the Limestone Securities will be used, directly or indirectly, for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulations U and X of the Board of Governors of the Federal Reserve System.

                  (p) Indebtedness. None of Limestone, the Co-Issuer, Chaparral, Mesquite, the Overfund Trust and the Share Trust has created, assumed or incurred any indebtedness in violation of its Organizational Documents or any other Transaction Document.

                  (q) Employees; Subsidiaries. (i) Limestone, the Co-Issuer, the Overfund Trust and the Share Trust have no employees, no subsidiaries (other than the Co-Issuer in the case of Limestone) and no place of business outside of the State of Delaware.

                  (ii) Chaparral has no employees, no direct subsidiaries (other than Mesquite and the Overfund Trust (as of the Closing Date)), and no place of business outside of the State of Delaware; provided that Chaparral may be required to qualify as a foreign Business Entity in certain jurisdictions.

                  (iii) Mesquite has no employees, no subsidiaries, other than Mesquite Operating Subsidiaries, and no place of business outside of the State of Delaware; provided that Mesquite is or may be required to qualify as a foreign Business Entity in Massachusetts and certain other jurisdictions.

                  (r) Compliance with Environmental Law. Each of Limestone, the Co-Issuer, Chaparral, Mesquite, the Overfund Trust and the Share Trust is in compliance with all, and is not subject to current liability under any, applicable Environmental Law except, in the case of Chaparral or Mesquite, for any such non-compliance or liability that would not reasonably be expected to have an Aggregate Chaparral Material Adverse Effect.

                  (s) PUHCA. None of Limestone, the Co-Issuer, Chaparral, Mesquite, the Overfund Trust and the Share Trust is subject to regulation as a "holding company" or a "subsidiary company" or an "affiliate" of a "holding company," in each case as such terms are defined in the PUHCA.

                  (t) FPA. None of Limestone, the Co-Issuer, Chaparral, Mesquite, the Overfund Trust and the Share Trust is in the business of producing, transmitting or selling electrical power and the principal business of each of Limestone, the Co-Issuer, Chaparral, Mesquite, the Overfund Trust or the Share Trust is other than that of a "public utility" as such term is defined in Section 201 of the FPA and the orders of the FERC interpreting such section.

                  (u) Securities Act. Assuming that the representations of the Initial Purchaser relating to matters of securities law set forth in the Note Purchase Agreement and the representations of the Certificateholders relating to matters of securities law set forth in the Limestone Trust Agreement and in the Investment Certificate (as defined in the Limestone Trust Agreement) delivered by them pursuant hereto and thereto are true and correct, and assuming compliance by the Initial Purchaser and the Certificateholders with the restrictive legends contained in the Limestone Notes and the Limestone Certificates, respectively, the sale of the Limestone Notes and the Limestone Certificates by Limestone in the manner contemplated by the Note Purchase Agreement and the Limestone Trust Agreement, respectively, will be exempt from the registration requirements of the Securities Act by reason of Section 4(2) thereof.

                  (v) Title to Property. Immediately after giving effect to the transactions occurring as of March 15, 2000, Chaparral has good title to its properties and assets that are material to the operations of Chaparral, free and clear of all Liens, except (A)(1) Permitted Liens and (2) the pledges and security interests provided to El Paso in connection with the Mesquite Financing Documents, or (B) where the failure to own or have good title to such properties and assets, or the existence of such Lien, would not have an Aggregate Chaparral Material Adverse Effect.

                  (w) No Defaults. To the actual knowledge of any Responsible Officer of El Paso, no Event of Default has occurred and is continuing and no condition, event or act has occurred and is continuing which with the giving of notice and/or the lapse of time and/or any determination or certification would constitute an Event of Default.

                  Section 4.3 Representations and Warranties of El Paso with Respect to the New Assets.

                  (a) Except for, or with respect to, any acquisition of New Assets during a period during which the Class A Member has exercised its rights under Section 6.1(a) of the Chaparral LLC Agreement or Section 5.2 of the Management Agreement to (i) remove

(A) El Paso Chaparral as the Managing Member of Chaparral or (B) the Management Company as the Manager under the Management Agreement, or (ii) cause (A) El Paso Chaparral to cease to act as the Managing Member of Chaparral or (B) the Management Company to cease to act as the Manager under the Management Agreement (any such period, the "Replacement Period"), El Paso shall be deemed to make to the Certificateholders as of the date of the acquisition by purchase, contribution or exchange of each New Asset the following representations and warranties with respect to such New Asset at the time of, and immediately after, giving effect to the acquisition of such New Asset; provided, however, that the breach of, or inaccuracy in, such representations and warranties shall not constitute a Default under any of the Transaction Documents but shall be subject to the indemnity contained in Section 6.1.

                  (b) Organization; Authority. The Chaparral Operating Subsidiary, Mesquite Operating Subsidiary or the Underlying Entity, as applicable, is duly incorporated, in the case of a corporation, or organized, in the case of any other Business Entity, validly existing and, to the extent applicable, and except where the failure to be in good standing would not reasonably be expected to have an Aggregate Chaparral Material Adverse Effect, in good standing under the laws of the state of its jurisdiction of incorporation or organization. Such Chaparral Operating Subsidiary, such Mesquite Operating Subsidiary and their Subsidiaries or such Underlying Entity, as applicable have all corporate, limited liability company and other applicable Business Entity power and authority and all Permits required in each case to carry on its business, except to the extent that the failure to have such power, authority and Permits would not reasonably be expected to have an Aggregate Chaparral Material Adverse Effect.

                  (c) No Violation. The execution, delivery and performance by
(i) such Mesquite Operating Subsidiary of the relevant Investment Agreement or
(ii) any of El Paso, El Paso Chaparral Holding, El Paso Chaparral, Chaparral, Mesquite, any Chaparral Operating Subsidiary, any Mesquite Operating Subsidiary or any Underlying Entity (collectively, the "Reference Entities") of the relevant Contingent Debt Instrument or New Contingent Debt Instrument and related documents, if any, to which it is a party, in each case, do not (1) violate any Applicable Law to which any of such Reference Entities, as applicable, is a party or to which any of such Reference Entities, as applicable, is subject; or (2) conflict with, or result in a breach or violation of the terms of any agreement, contract, indenture or other instrument to which any of such Reference Entities, as applicable, is a party or to which any of their respective properties is subject, except in the case of clause (1) or (2) as would not reasonably be expected to have, in the case of El Paso, El Paso Chaparral Holding or El Paso Chaparral, an El Paso Material Adverse Effect, or in the case of any other Reference Entity, an Aggregate Chaparral Material Adverse Effect.

                  (d) Approvals. The execution, delivery and performance by (i) such Chaparral Operating Subsidiary or such Mesquite Operating Subsidiary, as applicable, of the relevant Investment Agreement or (ii) any of such Reference Entities of such Contingent Debt Instrument or New Contingent Debt Instrument and related documents, if any, to which it is a party, in each case, do not require the consent, approval, order or authorization of any Government Authority or, any other Person under any Permit, agreement, indenture or other instrument to which any of such Reference Entities, as applicable, is a party or to which any of its respective properties are subject, and no declaration, filing or registration with any Governmental Authority is required by any of such Reference Entities, as applicable, in connection with the execution, delivery and performance by it of such Investment Agreement or Contingent Debt Instrument or New Contingent Debt Instrument and related documents, if any, to which it is a party, as applicable, except in each case above as has been obtained or made or as would not reasonably be expected to have, in the case of El Paso, El Paso Chaparral Holding or El Paso Chaparral, an El Paso Material Adverse Effect, or in the case of any other Reference Entity, an Aggregate Chaparral Material Adverse Effect.

                  (e) Litigation. Except as set forth in the Disclosure Schedule, no action, suit or proceeding has been commenced and is pending, or, to the actual knowledge of any Responsible Officer of El Paso, threatened against any of such Reference Entities, as applicable, before any Governmental Authority, challenging the legality of or seeking to restrain or enjoin the acquisition of such New Asset or except for matters that, if adversely determined, would not reasonably be expected to have, in the case of El Paso, El Paso Chaparral Holding or El Paso Chaparral, an El Paso Material Adverse Effect, or in the case of any other Reference Entity, an Aggregate Chaparral Material Adverse Effect.

                  (f) Environmental Matters. Except as set forth in the Disclosure Schedule, the operation of any of such Reference Entities, as applicable, are conducted in compliance with all applicable Environmental Laws, except to the extent the failure to comply with such applicable Environmental Laws would not reasonably be expected to have, in the case of El Paso, El Paso Chaparral Holding or El Paso Chaparral, an El Paso Material Adverse Effect, or in the case of any other Reference Entity, an Aggregate Chaparral Material Adverse Effect. Except as set forth in the Disclosure Schedule, to the actual knowledge of any Responsible Officer of El Paso, none of such Reference Entities, as applicable, has received any notice, notification, demand, request for information, citation, summons or order from, and no complaint has been filed by, and no penalty has been assessed by, any Governmental Authority with respect to matters arising out of or relating to any applicable Environmental Law that would, individually or in the aggregate, reasonably be expected to have, in the case of El Paso, El Paso Chaparral Holding or El Paso Chaparral, an El Paso Material Adverse Effect, or in the case of any other Reference Entity, an Aggregate Chaparral Material Adverse Effect.

                  (g) Compliance with Law. Except as set forth in the Disclosure Schedule, none of such Reference Entities, as applicable, has violated, or to the actual knowledge of any Responsible Officer of El Paso, is under investigation with respect to or has been threatened to be charged with or given notice of any material violation of, any Applicable Law, except as would not reasonably be expected to have, in the case of El Paso, El Paso Chaparral Holding or El Paso Chaparral, an El Paso Material Adverse Effect, or in the case of any other Reference Entity, an Aggregate Chaparral Material Adverse Effect.

                  (h) Taxes. Except as set forth in the Disclosure Schedule, (i) all tax returns of or with respect to any Tax that are required to have been filed by or with respect to (x) such Chaparral Operating Subsidiary or such Mesquite Operating Subsidiary, as applicable, on or before the Investment Closing Date or (y) such Underlying Entity on or before the closing of the purchase of the relevant Contingent Debt Instrument or New Contingent Debt Instrument, in each case, (1) have been timely filed and (2) include all items of income, gain, loss, deduction and credit or other items required to be included in each such tax return, (ii) all information provided in each such tax return is true, correct and complete in all material respects, (iii) all

Taxes that have become due with respect to the period covered by each such tax return have been timely paid in full or are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP on the books and records of the Person contesting such Taxes, and (iv) all withholding Tax requirements imposed on or with respect to
(x) such Chaparral Operating Subsidiary or such Mesquite Operating Subsidiary, as applicable, since the Investment Closing Date or (y) such Underlying Entity since the closing of the purchase of the Contingent Debt Instrument or New Contingent Debt Instrument, have been satisfied in full in all material respects or are being contested in good faith by appropriate proceedings, except where the failure of any statement contained in clauses (i), (ii), (iii) or (iv) above to be true would not reasonably be expected to have an Aggregate Chaparral Material Adverse Effect.

                  (i) Subsidiary Assets. Except as set forth in the Disclosure Schedule, the assets owned or used under valid lease, license or other contractual rights by such Chaparral Operating Subsidiary or such Mesquite Operating Subsidiary, as applicable, (or any Subsidiary thereof that consists of an operating business) (i) constitute all of the assets necessary for the conduct of the business conducted by such Chaparral Operating Subsidiary or such Mesquite Operating Subsidiary, as applicable, as currently conducted and (ii) have been maintained in accordance with standard industry practices, ordinary wear and tear and retirements in accordance with ordinary industry practice excepted, except where the failure of any statement contained in clauses (i) or
(ii) above to be true would not reasonably be expected to have an Aggregate Chaparral Material Adverse Effect.

                  (j) Information. (i) Any historical financial statements that have been prepared by El Paso or its Affiliates for such Chaparral Operating Subsidiary or such Mesquite Operating Subsidiary or such Underlying Entity, as applicable, set forth in any information provided to Limestone or the Certificateholders have been prepared in accordance with GAAP and fairly present in all material respects the financial position of such Chaparral Operating Subsidiary or such Mesquite Operating Subsidiary or such Underlying Entity, as applicable, as at the dates thereof and the results of operations and cash flows for the periods set forth therein and (ii) any statistical and market-related data prepared by El Paso or its Affiliates with respect to such Chaparral Operating Subsidiary or such Mesquite Operating Subsidiary or such Underlying Entity, as applicable, that are set forth in any information provided to Limestone or the Certificateholders are based on or derived from sources that El Paso believes to be reliable and accurate in all material respects and are based upon assumptions and qualifications that El Paso considers reasonable and appropriate in all material respects.

                  (k) Costs of Investments. No New Asset shall be acquired that shall require Mesquite, Chaparral or any member thereof to qualify to do business, obtain any permit or pay any tax in the jurisdiction in which such New Asset is acquired nor shall Mesquite or Chaparral be responsible for any expenses or any other amounts for which the entity in which such New Asset is acquired may be or become liable, except for any such required qualification, permit or tax, or any such expenses, (i) that would not reasonably be expected to have an Aggregate Chaparral Material Adverse Effect or (ii) as to which Limestone, any Certificateholder or Certificateholder Related Person is indemnified under Section 6.1(a).

                  (l) Binding Effect. Each of the Contingent Debt Instrument or New Contingent Debt Instrument and related documents to which any Reference Entity is a party has been or, on the closing date of the purchase of such Contingent Debt Instrument or New Contingent Debt Instrument, will be duly executed and delivered by such Reference Entity party thereto and, subject to the due execution and delivery by the other parties thereto, each of the Contingent Debt Instrument or New Contingent Debt Instrument and related documents to which such Reference Entity is a party constitutes or, on the closing date of the purchase of such Contingent Debt Instrument or New Contingent Debt Instrument, will constitute a legal, valid and binding obligation of such Reference Entity, enforceable against such Reference Entity in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general equitable principles (whether enforcement is sought by proceedings in equity or at law).

                  Section 4.4 Representations and Warranties of El Paso with Respect to the Specified New Assets.

                  El Paso shall be deemed to make to the Certificateholders as of March 15, 2000 and as of the Closing Date the following representation and warranty with respect to the Specified New Assets after giving effect to the contribution of such Specified New Assets from El Paso indirectly to Mesquite; provided, however, that the breach of, or inaccuracy in, such representation and warranty shall not constitute a Default under any of the Transaction Documents but shall be subject to the indemnity contained in Section 6.1:

                  Each subsidiary of Chaparral (other than the Project Companies or any subsidiary directly owning a Project Company) owning, directly or indirectly, Specified New Assets owns such Specified New Assets free and clear of all Liens other than the Liens set forth on Schedule III hereto.

                  Section 4.5 Representations and Warranties of the Indenture Trustee.

                  United States Trust Company of New York, in its individual capacity, makes the following representations and warranties on its own behalf to the other Parties as of March 15, 2000 and as of the Closing Date:

                  (a) Corporate Existence and Power. United States Trust Company of New York is a banking corporation duly organized, validly existing and in good standing under the laws of the State of New York and has all requisite corporate powers and all material Permits required to carry on its business as now conducted and as contemplated by the Transaction Documents.

                  (b) Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by United States Trust Company of New York, in its individual or trustee capacity, as applicable, of each of the Transaction Documents to which it is a party are within United States Trust Company of New York's corporate powers, have been duly authorized by all necessary corporate action and do not contravene, or constitute a default under, any provision of the Organizational Documents of United States Trust Company of New York.

                  (c) Binding Effect. Each of the Transaction Documents to which United States Trust Company of New York, in its individual or trustee capacity, is a party has been duly executed and delivered by United States Trust Company of New York and each constitutes a legal, valid and binding agreement of United States Trust Company of New York enforceable against United States Trust Company of New York in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general equitable principles (whether enforcement is sought by proceedings in equity or at law).

                  Section 4.6 Representations and Warranties of Wilmington Trust Company.

                  Wilmington Trust Company, in its individual capacity, hereby represents and warrants to the other Parties as of March 15, 2000 and as of the Closing Date that:

                  (a) it is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation;

                  (b) it has the corporate power and authority to execute, deliver and perform its obligations under this Agreement and each other Transaction Document to which it is a party, and this Agreement and each other Transaction Document to which it is a party have been duly authorized by it by all necessary corporate action;

                  (c) no authorization, consent or approval of any governmental authority, regulatory body or other Person is required for the due authorization, execution, delivery or performance by it of this Agreement and any Transaction Document to which it is a party;

                  (d) this Agreement and any Transaction Document to which it is a party have been duly executed and delivered by it and (subject to the due execution and delivery by the other parties hereto) constitute its legal and binding obligation, enforceable against it in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect, relating to the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity); and

                  (e) it complies with all the requirements of the Act relating to the qualification of a trustee of a Delaware business trust.


                                    ARTICLE V

                           COVENANTS; ACKNOWLEDGEMENTS

                  Section 5.1 Covenants of El Paso.

                  El Paso covenants and agrees (except, in the case of Chaparral, Mesquite and the Overfund Trust, during any Replacement Period), from and after the Closing Date, for the benefit of the other Parties and the Certificateholders, as follows, so long as any of the Limestone Notes or the Limestone Certificates shall remain outstanding:

                  (a) Maintenance of Existence. (i) El Paso shall at all times preserve and maintain its legal existence; provided that this Section 5.1(a)(i) shall not apply to or prohibit any merger or consolidation or other act to similar effect where El Paso is the survivor or the survivor assumes all of the obligations of El Paso under the Transaction Documents (other than the Note Purchase Agreement, the Closing Agreement and the Dealer Manager Agreement) to which El Paso is a party and no Limestone Note Trigger Event, Specified Equity Event or Limestone Certificate Trigger Event or event that with the giving of notice or lapse of time, or both, would become a Limestone Note Trigger Event, Specified Equity Event or Limestone Certificate Trigger Event shall have occurred and be continuing immediately after giving effect to such merger, consolidation or other act to similar effect.

                  (ii) El Paso shall at all times cause Limestone to preserve and maintain its legal existence, rights (charter, if applicable, and statutory) and material franchises except as otherwise provided in the Limestone Trust Agreement.

                  (iii) El Paso shall at all times (except during a Replacement Period) cause each Relevant El Paso Party, to the extent within its power, to cause the Overfund Trust to preserve and maintain its legal existence, rights (charter, if applicable, and statutory) and material franchises except as otherwise provided in the Overfund Trust Agreement.

                  (iv) El Paso shall at all times cause the Share Trust to preserve and maintain its legal existence, rights (charter, if applicable, and statutory) and material franchises except as otherwise provided in the Share Trust Agreement.

                  (v) El Paso shall cause each of the Relevant El Paso Parties at all times to preserve and maintain its legal existence, rights (charter, if applicable, and statutory) and franchises; provided, that this Section 5.1(a)(v) shall not apply to or prohibit any merger or consolidation or other act to similar effect where the applicable Relevant El Paso Party is the survivor or the survivor assumes all of the obligations of such applicable Relevant El Paso Party under the Transaction Documents (other than the Note Purchase Agreement) to which such applicable Relevant El Paso Party is a party and no Limestone Note Trigger Event, Specified Equity Event or Limestone Certificate Trigger Event shall have occurred and be continuing immediately after giving effect to such merger, consolidation or other act to similar effect; provided, further that El Paso may permit any such Person to Dispose of any such rights or franchises if El Paso shall determine that the preservation thereof is no longer desirable in the conduct of the business of such Person and that the loss thereof would not reasonably be expected to have an Aggregate Chaparral Material Adverse Effect.

                  (vi) El Paso shall cause each of Chaparral and Mesquite to, at all times preserve and maintain its legal existence, rights (charter, if applicable, and statutory) and material franchises; provided that El Paso may permit any such Person to Dispose of any such rights or franchises if El Paso shall determine that the preservation thereof is no longer desirable in the conduct of the business of such Person and that the loss thereof would not reasonably be expected to have an Aggregate Chaparral Material Adverse Effect.

                  (b) Maintenance of Government Approvals and Permits. (i) El Paso shall cause Chaparral, Mesquite, the Overfund Trust and the Share Trust to, and shall take no action to cause Limestone not to, obtain and maintain, or cause to be obtained and maintained, in full force and effect all necessary Governmental Approvals and Permits required to be obtained in its name from time to time, unless failure to obtain or maintain the same would not reasonably be expected to have an Aggregate Chaparral Material Adverse Effect.

                  (ii) El Paso shall cause Chaparral, Mesquite, the Overfund Trust and the Share Trust not to, and shall take no action to cause Limestone to, take any action that would or might, or fail to take any action the failure to take which would or might, reasonably be expected to cause any Government Approval or Permit required to be obtained or maintained from time to time in the name of any Mesquite Operating Subsidiary not to be so obtained or maintained, the failure to obtain or maintain which would reasonably be expected to have an Aggregate Chaparral Material Adverse Effect.

                  (c) Compliance with Laws. (i) El Paso shall, and shall cause each of the Relevant El Paso Parties to, comply in all material respects with all applicable laws, rules, regulations and orders (including, without limitation, all environmental laws and laws requiring payment of all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent contested in good faith by appropriate proceedings) the failure to comply with which would have an El Paso Material Adverse Effect.

                  (ii) El Paso shall take no action to cause Limestone not to comply with all Applicable Law, applicable Permits and applicable governmental requirements, except where non-compliance therewith would not reasonably be expected to result in an Aggregate Chaparral Material Adverse Effect.

                  (iii) El Paso shall cause Chaparral, Mesquite, the Share Trust and the Overfund Trust to comply with all Applicable Law, applicable Permits and applicable governmental requirements, except where non-compliance therewith would not reasonably be expected to result in an Aggregate Chaparral Material Adverse Effect.

                  (d) Insurance. El Paso shall, on behalf of each of Chaparral and Mesquite, maintain or cause to be maintained in effect, with underwriters or insurance companies of repute, which may be Affiliates of El Paso, policies of insurance in relation to the business and assets of Chaparral and Mesquite and the business and assets of the Mesquite Operating Subsidiaries consistent with normal industry standards for the business conducted by such Persons (including, where appropriate consistent with the foregoing standard, policies to cover public and third party liability and insurance against business interruption).

                  (e) Information. El Paso shall deliver to Limestone, the Indenture Trustee and the Rating Agencies by making available on "EDGAR" or El Paso's home page on the "World Wide Web" at www.elpaso.com, or otherwise transmitting to Limestone, the Indenture Trustee and the Rating Agencies (i) promptly after the sending or filing thereof, a copy of each of El Paso's reports on Form 8-K (or any comparable form), (ii) promptly after the filing or sending thereof, and in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of El Paso a copy of El Paso's report on Form 10-Q (or any comparable form) for such quarter, which report will include El Paso's quarterly unaudited consolidated financial statements as of the end of and for such quarter, (iii) promptly after the filing or sending thereof, and in any event within 90 days after the end of each fiscal year of El Paso, a copy of El Paso's report on Form 10-K (or any comparable form) for such year, (iv) promptly after the filing or sending thereof, and in any event within 120 days after the end of each fiscal year of El Paso, a copy of El Paso's annual report which it sends to its public security holders, which annual report or Form 10-K will include El Paso's annual audited consolidated financial statements as of the end of and for such year and
(v) notice or a copy of any filing by El Paso of a report on Form 8-K (or any comparable form) sent pursuant to Section 7.2 hereof.

                  (ii) El Paso shall deliver to Limestone, the Indenture Trustee and the Rating Agencies simultaneously with the furnishing of each of the annual or quarterly reports referred to in clause (i) above, a certificate of a Responsible Officer of El Paso in a form reasonably acceptable to the Indenture Trustee stating whether, to the knowledge of El Paso, there exists on the date of such certificate any Event of Default, any New Indenture Event of Default, a Limestone Note Trigger Event, a Specified Equity Event or a Limestone Certificate Trigger Event, and if so, setting forth the details thereof and the action that El Paso has taken and proposes to take with respect thereto;

                  (iii) El Paso shall deliver to Limestone, the Indenture Trustee and the Rating Agencies (A) as soon as possible and in any event within the five Business Days after a Responsible Officer of El Paso obtains knowledge thereof, notice of the occurrence of any Event of Default, any New Indenture Event of Default, a Limestone Note Trigger Event, a Specified Equity Event or a Limestone Certificate Trigger Event, or any event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default, a New Indenture Event of Default, a Limestone Note Trigger Event, a Specified Equity Event or a Limestone Certificate Trigger Event, continuing on the date of such notice, and a statement of a Responsible Officer of El Paso setting forth details of such event and the action which El Paso has taken and proposes to take with respect thereto; and (B) promptly, and in any event, within five Business Days after a Responsible Officer of El Paso obtains knowledge thereof, notice of a change in, or issuance of any rating of El Paso's senior unsecured long-term debt by S&P or Moody's which causes a reduction in, the rating level of such debt; and

                  (iv) El Paso shall deliver to Limestone, the Indenture Trustee and the Rating Agencies the information specified in Rule 144A(d)(4)(i) and (ii) with respect to the Issuers to enable the Issuers to satisfy their obligations to furnish such information pursuant to Section 7.01(t) of the Indenture.

                  (f) Nature of Business. El Paso shall not cause Chaparral or Mesquite to engage in any business other than as expressly permitted by the terms of the Chaparral LLC Agreement and the Mesquite LLC Agreement, respectively, or the other Transaction Documents.

                  (g) Transactions with Affiliates. El Paso shall not, and shall cause its Affiliates not to, enter into transactions with Chaparral, Mesquite, any Chaparral Operating Subsidiary or any Mesquite Operating Subsidiary in violation of Section 6.3 of the Management Agreement.

                  (h) Disclosure Schedule. El Paso shall deliver to the Certificateholders, as soon as reasonably practicable following the acquisition thereof, a Disclosure Schedule for each New Asset acquired after the Closing Date pursuant to the Chaparral LLC Agreement.

                  (i) Future Acquisitions of Non-Utility Generation Assets. El Paso shall comply, and shall cause each controlled Affiliate of El Paso to comply, with Section 3.4(e) of the Chaparral LLC Agreement.

                  (j) Reserved.

                  Section 5.2 Guaranty.

                  Subject to Section 6.1(c), El Paso hereby absolutely, unconditionally and irrevocably, to the fullest extent permitted by Applicable Law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, guarantees, for the benefit of the Parties, the performance and observance by each of the Relevant El Paso Parties of each of its obligations under each Transaction Document to which it is a party, but excluding any obligation of El Paso Chaparral, as the Managing Member, to cause Chaparral to pay the Class A Member's Priority Return or to make any other distributions or other payment on or in respect of the Class A Member Interest under the Chaparral LLC Agreement (except to the extent that there are funds on deposit in the Chaparral Investor's Account that are available to be applied to such payment at the time such payment is due and are properly payable in respect thereof, and then only from such funds and except with respect to a failure to make a payment once an Irrevocable Election is given); provided that the foregoing provisions of this
Section 5.2 shall in no event constitute a Guaranty by El Paso of the payment obligations of Limestone under the Limestone Certificates, the Limestone Notes or the Indenture or (without limiting the El Paso Guarantee) the New Limestone Notes or the New Indenture. Without limiting the foregoing, El Paso hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that any Party hereto exhaust any right, power or remedy or proceed against any Relevant El Paso Party or any other Person under this Agreement or any other agreement or instrument referred to herein in respect of such obligations of the Relevant El Paso Parties whose obligations are guaranteed hereunder.

                  Section 5.3 Covenant of Chaparral.

                  Chaparral shall cause the Overfund Trust to make the payments to Limestone that are described in Section 5.5(b) hereof.

                  Section 5.4 Agreement of Parties.

                  Each Party acknowledges and agrees that (a) any payments from the Overfund Trust to Limestone or the Indenture Trustee, as applicable, in accordance with Section 5.5(b) hereof, to the extent of each such payment made to Limestone or directly to the Indenture Trustee (less any amounts disbursed by the Indenture Trustee to Chaparral pursuant to Section 5.04(a), 5.04(b) or 5.04(d) of the Indenture) and (b) any payment of the New Notes Liquidity Payment to the New Indenture Trustee in accordance with Section 3.08 of the New Indenture (less any amounts in excess of any interest or Default Interest on the New Notes) shall be deemed to satisfy the obligation of Chaparral to make a Distribution of the Class A Member's Priority Return in respect of the Class A Member Interest pursuant to Section 5.1(a) of the Chaparral LLC Agreement. Except as provided in
Section 5.4 of the Chaparral LLC Agreement, each such payment shall reduce the Capital Account of the Class A Member pursuant to the Chaparral LLC Agreement to the same extent as if such payment had been made by Chaparral to Limestone as a Distribution. Each party acknowledged in the Original Participation Agreement that (i) Annex A thereto would be revised after March 15, 2000 but on or prior to the Closing Date to conform to the definitive form of Annex A attached to the Chaparral LLC Agreement and, on and after the Closing Date, all references to such Annex A in this Agreement or any other Transaction Document shall, without any further act by any Person, be deemed to refer to such Annex A as so revised on or prior to the Closing Date and as amended, supplemented, amended and restated or otherwise modified from time to time after the Closing Date in accordance with the Transaction Documents and (ii) the Mesquite Credit Agreement would be amended prior to the Closing Date to provide for rolling monthly determination of a single "Eurodollar Rate" thereunder to be applicable to all loans outstanding during such period on such rate.

                  Section 5.5 Covenants of Overfund Trust.

                  (a) Financial Investments. The Overfund Trust shall promptly invest, or cause the investment of, all amounts authorized or required to be invested by it under the terms of the Overfund Trust Agreement in such El Paso Debt Securities or other Financial Investments that amortize to generate payments to the Overfund Trust in amounts and at the times at least sufficient to pay on each Distribution Date the amounts described in clauses (b)(i) and
(b)(iii) of the definition of Class A Member's Priority Return due and owing on such Distribution Date as El Paso shall direct from time to time by written notice to the Overfund Trust and the Indenture Trustee signed by a Responsible Officer of El Paso; provided, that in the event an El Paso Debt Obligation Repayment Event occurs, any El Paso Debt Securities or other loans to El Paso (other than loans constituting Financial Investments issued by El Paso) from the Overfund Trust shall by their terms become due and payable immediately, subject to any applicable grace period, or, in the case of demand loans, be deemed on the date such event occurs, to be subject to a demand for repayment. If any El Paso Debt Obligation Repayment Event occurs and El Paso is required to repay any El Paso Debt Obligations held by the Overfund Trust, subject to the provisions of the Indenture, the Indenture Trustee shall, as promptly as possible, invest such funds, or cause such funds to be invested, in Financial Investments described in clause (d) of the definition thereof that mature no later than the Maturity Date. The investment of any such amounts in Financial Investments by the Indenture Trustee in accordance with this Agreement and the Indenture shall be deemed to satisfy the obligations of the Overfund Trust under this Section 5.5(a).

                  (b) Payment Obligations to Limestone. The Overfund Trust shall pay or cause to be paid to Limestone (or, so long as the Indenture has not been discharged, to the Indenture Trustee, as assignee of Limestone), on or before 11:00 a.m. (New York City time) on each Distribution Date, any payments received by the Overfund Trust in respect of the El Paso Debt Securities or other Financial Investments that the Overfund Trust purchased with the Overfund Amount or the proceeds thereof (unless paid by El Paso pursuant to Section 5.5(a) hereof). Each payment made by the Overfund Trust pursuant to this Section 5.5(b) shall be as follows: (a) so long as the Indenture has not been discharged pursuant to
Section 10.01 thereof, each payment shall be made directly to the Indenture Trustee, as assignee of Limestone, for deposit in the Indenture Distribution Account and (b) upon and after the discharge of the Indenture pursuant to
Section 10.01 thereof, each such payment shall be made to Limestone, for deposit in the Limestone Distribution Account.

                  Section 5.6 Covenants of Indenture Trustee.

                  (a) Financial Investments. Subject to the Indenture Trustee's rights of control and rights as entitlement holder, the Indenture Trustee shall promptly invest all amounts authorized or required to be invested by it under the terms of the Indenture in such Financial Investments as El Paso shall direct from time to time by written direction to the Indenture Trustee signed by a Responsible Officer of El Paso; provided, that upon the occurrence of an El Paso Debt Obligation Repayment Event, the provisions of Section 5.5(a) hereof shall govern.

                  (b) Gains and Losses. Any proceeds of Financial Investments in excess of the amount required to redeem or prepay the Limestone Securities under the terms thereof and any losses generated by such investments shall be for the account of El Paso, except as otherwise provided in the Transaction Documents.

                  Section 5.7 Withdrawal of DLJ Inc.

                  DLJ Inc. and each Party acknowledges and agrees that (a) DLJ Inc. was a party to the Original Participation Agreement and pursuant to Section
7.5 thereof, is required to sign this Agreement and (b) DLJ Inc. has no further rights or obligations under this Agreement and, from and after the date hereof, DLJ Inc. shall withdraw from, and no longer be considered a party to, this Agreement.


                                   ARTICLE VI

                                 INDEMNIFICATION

                  Section 6.1 General Indemnification.

                  (a) Expense Indemnification. Whether or not (i) any of the Limestone Certificates are sold or the Closing occurs or (ii) such Expense Indemnified Person shall be indemnified as to such Indemnified Expense by any other Person, El Paso agrees, subject to Section 7.11 hereof, to indemnify, protect, defend and hold harmless each Expense Indemnified Person on an After-Tax Basis against Indemnified Expenses directly or indirectly resulting from or arising out of or alleged by a Person other than such Expense Indemnified Person to result from or arise out of:

                           (i) this Agreement, the "Transaction Documents" as defined in the Phase II Participation Agreement (the "Phase II Transaction Documents") or any other Transaction Document or any of the transactions contemplated hereby and thereby whether or not in compliance with the terms of the Transaction Documents;

                           (ii) (A) any act or omission (whether negligent or otherwise) by El Paso or any Affiliate of El Paso, (B) any breach of, failure to perform or observe, or other non-compliance with, any covenant, condition or agreement to be performed by, or other obligation of, El Paso or any Affiliate of El Paso under any of the Transaction Documents, or (C) the breach of any representation or warranty (without giving effect to any qualification with respect to the materiality thereof) made by El Paso in any of the Transaction Documents or in any document or certificate delivered in connection therewith;

                           (iii) any violation of Applicable Law by El Paso or any of its Related Persons in respect of the transactions contemplated by the Transaction Documents or the Phase II Transaction Documents;

                           (iv) any sale, transfer or holding of Limestone Certificates being deemed to result in a non-exempt "prohibited transaction" under ERISA and/or Section 4975 of the Code due to any act or omission by El Paso or its Affiliates; provided that the Expense Indemnification set forth in this clause (iv) shall not apply to any Certificateholder to the extent that such "prohibited transaction" results from a breach by such Certificateholder of its representations, warranties or covenants contained in the Investment Certificate delivered by it pursuant to this Agreement and the Limestone Trust Agreement;

                           (v) any Chaparral Extraordinary Liabilities except to the extent attributable to any Replacement Period; provided that the Expense Indemnification provided for in this Section 6.1(a)(v) shall continue to apply during any Replacement Period for any Chaparral Extraordinary Liabilities to the extent attributable to events or circumstances that existed prior to the Replacement Period and with respect to which a Successor Manager has (x) pursued or continued the same course of action as the Management Company in accordance with standard utility or other applicable industry practices (if the Management Company knew of and had taken a course of action in respect of such events or circumstances) or (y) acted in accordance with standard utility or other applicable industry practices (if the Management Company did not know of such events or circumstances or had taken no action as a result thereof);

                           (vi) any agreement, activity or action or failure to take action or any violation of Applicable Law by or of either of Chaparral and Mesquite, except to the extent attributable to any such agreement, action, failure to take action or violation made or taken or omitted to be made or taken during any Replacement Period;

                           (vii) Documentary Taxes;

                           (viii) [reserved];

                           (ix) the acquisition or ownership by Chaparral, Mesquite or any Subsidiary of Mesquite of the New Assets, except for any New Assets acquired during any Replacement Period; and

                           (x) any of the Certificateholders or Limestone becoming (A) subject to regulation as a "public utility" as such term is defined in Section 201 of the FPA, or (B) subject to the requirements of Section 203 of the FPA, in each case solely by virtue of any Certificateholder's acquiring and holding the Limestone Certificates and exercising, or the Class A Member exercising, the rights available to such Certificateholder under the Limestone Trust Agreement or to such Class A Member under the Chaparral LLC Agreement in the manner contemplated by the Limestone Trust Agreement or the Chaparral LLC Agreement; provided that this clause (x) shall not apply to any Indemnified Expenses to the extent such Indemnified Expenses result from or arise out of any of the following actions by the Class A
         Member: (1) such Class A Member chooses not to file, or cause to be filed by the appropriate entity, an application pursuant to Section 203 of the FPA in the circumstances described in Section 6.1 of the Chaparral LLC Agreement and Section 5.2 of the Management Agreement,
         (2) such Class A Member causes the Disposition of any asset of Chaparral or Mesquite pursuant to an Asset Disposition or pursuant to
         Section 11.3 of the Chaparral LLC Agreement without the filing by the appropriate entity of an application pursuant to Section 203 of the FPA with respect to such Disposition and the receipt of any requisite order pursuant thereto, or (3) such Class A Member acts, or causes Chaparral or Mesquite (or any other holder of FERC jurisdictional assets) to act, in material contravention of any such filing referred to in subclause
         (1) or (2) above or any order received in respect thereof.

                  (b) Economic Losses Indemnification. El Paso agrees (except as provided below) to indemnify, protect, defend and hold harmless each Loss Indemnified Person against Economic Losses directly or indirectly resulting from or attributable to Chaparral Expense Payments to the extent but only to the extent such Chaparral Expense Payments are paid or incurred by Chaparral, Mesquite, any Subsidiary of Mesquite or any Mesquite Minority Owned QEC by reason of:

                           (i) (A) any act or omission constituting gross negligence or wilful misconduct on the part of El Paso or any Affiliate of El Paso, other than the Management Company or any other Affiliate of El Paso acting as Manager under the Management Agreement, or as a subcontractor thereto, or as a supervisor of such Manager, in connection with the performance of general management or other obligations or duties under the Management Agreement, unless such performance constitutes wilful misconduct or gross negligence, (B) any breach of, failure to perform or observe, or other non-compliance with, any covenant, condition or agreement to be performed by, or other obligation of, El Paso or any Affiliate of El Paso under any of the Transaction Documents, except with respect to Sections 2, 3 and 6.1 of the Management Agreement, unless such breach, failure or non-compliance with respect to the obligations of El Paso under such Sections 2, 3 and
         6.1 of the Management Agreement constitutes wilful misconduct or gross negligence, or (C) the breach of any representation or warranty (without giving effect to any qualification with respect to the materiality thereof) made by El Paso in any of the Transaction Documents or in any document or certificate delivered in connection therewith;

                           (ii) any violation of Applicable Law by El Paso, El Paso Chaparral, the Management Company, Chaparral, Mesquite, any Subsidiary of Mesquite or any

         Mesquite Minority Owned QEC, except, in the case of Chaparral and Mesquite, during any Replacement Period; and

                           (iii) Chaparral Extraordinary Liabilities, except to the extent attributable to any Replacement Period; provided that the Loss Indemnification provided for in this Section 6.1(b)(iii) shall continue to apply during any Replacement Period for any Chaparral Extraordinary Liabilities to the extent attributable to events or circumstances that existed prior to the Replacement Period and with respect to which a Successor Manager has (x) pursued or continued the same course of action as the Management Company in accordance with standard utility or other applicable industry practices (if the Management Company knew of and had taken a course of action in respect of such events or circumstances) or (y) acted in accordance with standard utility or other applicable industry practices (if the Management Company did not know of such events or circumstances or had taken no action as a result thereof);.

                  Any amount payable pursuant to this Section 6.1(b) shall be payable upon the earliest of the Retirement Date, the Purchase Date or the Payment Date with respect to a liquidation of Chaparral (the "Economic Loss Indemnity Payment Date"). On the Economic Loss Indemnity Payment Date, if there would, but for the payment provided for pursuant to this Section 6.1(b), exist an Economic Loss, El Paso shall supply to each Certificateholder computations setting forth in reasonable detail the basis on which the amount payable pursuant to this Section 6.1(b) is determined. The provisions of Section 6.1(e) shall not apply to any indemnity pursuant to this Section 6.1(b).

                  Except as expressly set forth in this Section 6.1(b), in no event shall El Paso have any indemnification obligation for, and in no event shall El Paso be deemed a guarantor of, or otherwise be responsible for, any (x) Economic Losses incurred by any Certificateholder or the failure of any Certificateholder to receive any yield or other return on, or return of the Certificate Face Amount of, or any other amount in respect of, such Certificateholder's Limestone Certificates or (y) any Economic Losses incurred by the Limestone Lender or the failure of the Limestone Lender to receive any principal of, interest on or any other amounts in respect of, the Limestone Loan and the indemnification obligations of El Paso hereunder shall in no event constitute a guaranty of payment with respect to the Limestone Certificates or the Limestone Loan.

                  (c) Limitations on Indemnification Obligations. The indemnification and other obligations of El Paso provided in this Section 6.1 shall be subject to the following limitations:

                  (i) Limitation by Law. Such indemnification or other obligations of El Paso shall be enforced only to the maximum extent permitted by law.

                  (ii)     No Duplication. Indemnified amounts under this
                           Section 6.1 shall be without duplication of any amounts actually paid to Indemnified Persons under
                           (A) indemnification, reimbursement or other provisions of any Transaction Document or (B) any insurance policy or other relevant Contractual Obligation.

                  (d) Insured Items. In the case of any Indemnified Expenses or Economic Losses covered by a policy of insurance maintained by El Paso or any of its Affiliates, or by Chaparral, Mesquite or any of Mesquite's Subsidiaries or any Mesquite Minority Owned QEC, or by any other Person, each Indemnified Person agrees to provide reasonable cooperation to the insurers in the exercise of their rights to investigate, defend, settle or compromise any claim, action, suit or other circumstance giving rise to any Chaparral Expense Payment, Indemnified Expenses or Economic Losses as may be required for El Paso or any of its Affiliates, or Chaparral, Mesquite or any of Mesquite's Subsidiaries or any Mesquite Minority Owned QEC, or any such other Person, to retain the benefits of, and effect recovery under, such insurance with respect to such item.

                  (e) Claims Procedure. (i) An Indemnified Person shall, after obtaining actual knowledge thereof, promptly notify El Paso in writing of any claim, action, suit or other legal or regulatory proceeding (collectively, "Legal Proceedings") or other event or circumstance giving rise to an Indemnified Expense or Economic Loss as to which indemnification will be sought pursuant to this Agreement (the foregoing, collectively, "Indemnified Events"); provided, however, that the failure to give such notice shall not release El Paso from any of its obligations under this Section 6.1, except (but only if El Paso shall not have actual knowledge of such Indemnified Event) to the extent that failure to give notice of any such Indemnified Event shall prejudice El Paso's ability to defend or contest any Indemnified Event or Indemnified Expense (or results in El Paso's forfeiture of substantive rights or defenses) or recover proceeds under any insurance policies maintained by El Paso or any of its Affiliates, or by Chaparral, Mesquite or any of Mesquite's Subsidiaries or any Mesquite Minority Owned QEC, or by any other Person. El Paso shall, after a Responsible Officer of El Paso obtains actual knowledge thereof, promptly notify each Indemnified Person of any Indemnified Event affecting such Indemnified Person. Each Indemnified Person agrees to provide El Paso with a copy of all relevant documents and details, including all relevant papers served, claims made and invoices received, in each case, as are reasonably requested by El Paso, to the extent such information is available to such Indemnified Person and such Indemnified Person can do so in a commercially reasonable manner. Subject to the provisions of the following paragraph, El Paso shall at its sole option, and at its sole cost and expense, be entitled to participate in, or to control and to assume full responsibility for, the defense of such Indemnified Event with Jones, Day, Reavis & Pogue or Fried, Frank, Harris, Shriver & Jacobson, or with other counsel reasonably satisfactory to such Indemnified Person, and shall provide the Indemnified Person(s) who are the subject of such Indemnified Event with all information with respect to such Indemnified Event as such Indemnified Person(s) shall reasonably request to the extent such disclosure shall not (A) result in the waiver of any attorney-client privilege between El Paso and its counsel or otherwise result in the loss of any attorney work product or other privilege preventing disclosure of confidential material or (B) violate any applicable confidentiality agreement relating to an asset of a Chaparral Operating Subsidiary or a Mesquite Operating Subsidiary or entered into in good faith or (C) violate any Applicable Law.

                  (ii) Notwithstanding any of the foregoing to the contrary, El Paso shall not be entitled to control and assume responsibility for the defense of any Indemnified Event if (A) such Indemnified Person shall have reasonably concluded in good faith that there exists an actual or potential conflict of interest between such Indemnified Person and El Paso such that it is advisable for such Indemnified Person to retain control of all or any portion of such Indemnified

Event (except that El Paso shall be entitled to control and assume responsibility for the defense of that portion of the Indemnified Event as to which such conflict of interest does not apply), or (B) such Indemnified Event involves the possibility of criminal sanctions against or criminal liability of such Indemnified Person. In the circumstances described in clauses (A) and (B), the Indemnified Person shall be entitled to control and assume responsibility for the defense of that aspect of such Indemnified Event covered by clauses (A) and (B) at the expense of El Paso, provided that such defense is conducted by one counsel (in addition to any local counsel) acceptable to El Paso, such acceptance not to be unreasonably withheld or delayed. Each Indemnified Person, by its acceptance of any indemnification rights hereunder, agrees that El Paso shall only be responsible for the expenses of one counsel to be retained by all Indemnified Persons with respect to any Indemnified Event for which a claim for indemnification will be sought under this Section 6.1 in a particular jurisdiction, unless counsel to any Indemnified Person reasonably determines that there are actual or potential conflicts of interest between such Indemnified Person and other Indemnified Persons or that there may be one or more different or additional defenses, claims, counterclaims, or causes of action available to such Indemnified Person, in which case such Indemnified Person may retain separate counsel together with all other Indemnified Persons subject to the same conflict of interest or sharing such additional defenses, claims, counterclaims or causes of action at the expense of El Paso. In addition any Indemnified Person may participate in any Indemnified Event controlled by El Paso pursuant to this Section 6.1, (x) at its own expense in respect of any such Indemnified Event as to which El Paso shall have acknowledged in writing its obligation to indemnify such Indemnified Person pursuant to this Section 6.1 for Indemnified Expenses (subject to the limitations and exclusions contained in this Agreement) and in a manner that is not materially prejudicial to the interests of El Paso, and (y) at the expense of El Paso in respect of any such Indemnified Event as to which El Paso shall not have so acknowledged its obligation in respect of Indemnified Expenses to such Indemnified Person pursuant to this Section 6.1, or for so long as El Paso fails to assume responsibility for the defense of such Indemnified Event. El Paso may in any event participate in all Indemnified Events at its own cost. Nothing contained in this Section 6.1(e) shall be deemed to require an Indemnified Person to contest any Indemnified Event or to assume responsibility for or control of any judicial proceeding with respect thereto.

                  (iii) Without the prior written consent of such Indemnified Person, El Paso shall not settle or compromise, or consent to the entry of any judgment in, any pending or threatened Indemnified Event, unless such settlement, compromise or consent or related judgment includes an unconditional release of such Indemnified Person from all liability for Indemnified Expenses under the underlying claim in the Legal Proceeding that is the basis of such Indemnified Event. No Indemnified Person shall settle or compromise, or consent to the entry of any judgment, decree or order in, any pending or threatened Indemnified Event in respect of which any payment or claim for indemnification would or will result or be made by such Indemnified Person hereunder or under the other Transaction Documents without the prior written consent of El Paso, such consent not to be unreasonably withheld or delayed.

                  (f) Subrogation. If an Indemnified Expense or Economic Loss indemnified by El Paso under this Section 6.1 other than with respect to Taxes is paid in full by El Paso and/or an insurer under a policy of insurance maintained by El Paso or any of its Affiliates or by Chaparral, Mesquite or any of Mesquite's Subsidiaries or any Mesquite Minority Owned QEC, or by any other Person, such insured Person and/or such insurer, as the case may be, shall be subrogated to the extent of such payment to the rights and remedies of the Indemnified Person (other than (i) under insurance policies maintained by such Indemnified Person or (ii) against any of Chaparral, Mesquite, Limestone, the Limestone Trustee or the holders of the Limestone Certificates) on whose behalf such Indemnified Expense or Economic Loss was paid with respect to the Indemnified Event giving rise thereto. So long as no event referred to in clause
(A) of Section 6.1(e)(ii) hereof shall have occurred and be continuing, if an Indemnified Person receives any refund, in whole or in part, with respect to any Indemnified Expense or Economic Loss paid by El Paso hereunder, it shall promptly pay over the amount refunded (but not in excess of the amount El Paso, any such other insured Person or any of their respective insurers has paid) to El Paso or such other insured person, as their interests may appear.

                  (g) Reports and Returns. In case any return, report or statement shall be required to be made with respect to any obligation of El Paso under or arising out of this Section 6.1 of which a Responsible Officer of El Paso is, or through reasonable due diligence should be, aware, El Paso shall, to the extent required or permitted by law, make and file in its own name such return, statement or report, and in the case of any such return, statement or report required to be made in the name of an Indemnified Person, to the extent of the actual knowledge of a Responsible Officer of El Paso, advise such Indemnified Person in writing of such fact and, to the extent such information is available to El Paso and El Paso can do so in a commercially reasonable manner, provide such Indemnified Person with information sufficient to permit such return, statement or report to be properly and timely made with respect to any obligations of El Paso under or arising out of this Section 6.1.

                  (h) Affiliated Group. For purposes of this Section 6.1, the term "Indemnified Person" when used in respect of a Certificateholder (or a member, partner or beneficiary of a Certificateholder that is a pass-through entity for Tax purposes), shall include any combined, consolidated or affiliated group and each member thereof of which such Certificateholder (or member, partner or beneficiary of such Certificateholder that is a pass-through entity for Tax purposes) is or shall become a member if combined or consolidated returns are or shall be filed for such affiliated group for Tax purposes.

                  (i) Calculation of Payments in Respect of Taxes. Any indemnity that El Paso shall be required to make to or for the account of any Indemnified Person under this Section 6.1 shall include an additional amount necessary to hold such Indemnified Person harmless on an After-Tax Basis from any Taxes required to be paid or accrued by such Indemnified Person as a result of such payment, and the exclusion of the Excluded Items shall be disregarded in determining such additional amount.

                  (j) Payment in Respect of Taxes. El Paso shall pay any Tax for which it is liable pursuant to this Section 6.1 directly to the appropriate taxing authority on a timely basis sufficient to avoid the imposition of interest and penalties (or upon demand of an Indemnified Person to such Indemnified Person within 30 Business Days of a written demand, but in no event prior to the date which is more than 5 days prior to the date such Tax is due (including all extensions)) or, in the case of Taxes which are being contested pursuant to a contest permitted pursuant to Section 6.1(e), the time such contest is finally resolved. Any such demand shall specify in reasonable detail the calculation of the payment and the facts upon which the right to payment is based. Each Indemnified Person shall promptly forward to El Paso any notice, bill or advice received by it from the relevant taxing authority concerning any Tax which El Paso may be required to indemnify against hereunder but the failure to give such notice shall not diminish El Paso's obligation hereunder except to the extent the right of El Paso to contest (or cause a contest of) such claim in a court of competent jurisdiction is thereby precluded. El Paso shall furnish the relevant Indemnified Person with the original or a certified copy of a receipt (if any is available to El Paso) for El Paso's payment of any Tax that is subject to indemnification pursuant to this Section 6.1, or such other evidence of payment of such Tax as is reasonably requested by such Indemnified Person.

                  (k) Tax Savings. (i) Upon receipt by any Indemnified Person of a refund (the amount of any such refund to be determined, in the case of an Indemnified Person in the reasonable judgment of such Indemnified Person) of all or part of any Taxes which El Paso shall have paid for such Indemnified Person or for which El Paso shall have reimbursed, advanced funds to or indemnified such Indemnified Person, such Indemnified Person shall, but not before El Paso shall have made all payments then due pursuant to this Section 6.1 and any other payments then due to such Indemnified Person under any of the Transaction Documents and, in any event, provided that no Event of Default or New Indenture Event of Default shall have occurred and be continuing, pay or repay to El Paso an amount which, after the subtraction of the amount of any further net Tax savings actually realized by such Indemnified Person as a result of the payment under this Section 6.1 (but only to the extent of the amounts previously paid by El Paso with respect to such refunded Taxes in order to pay them on an After-Tax Basis), and the addition of any net Tax detriment realized by such Indemnified Person as a result of the receipt or accrual of such refund and any interest received or accrued by such Indemnified Person on such refund, is equal to the amount of such refund and any interest received by such Indemnified Person that is fairly attributable to such refund. If it is later determined that the Indemnified Person was not entitled to such refund, the portion of such refund that is repaid, recaptured or disallowed will be treated as Taxes for which El Paso must indemnify the Indemnified Person pursuant to the provisions of Section 6.1(a) but without regard to the exclusion of Excluded Items.

                  (ii) If an Indemnified Person shall actually realize for any taxable period a reduction in Tax (whether attributable to a credit, deduction, exclusion from income or otherwise) which would not have been realized but for any Tax, claim or other cost or expense with respect to which El Paso has reimbursed or indemnified such Indemnified Person on an After-Tax Basis pursuant to this Section 6.1, and such reduction in Tax was not taken into account in determining the amount payable by El Paso on account of such indemnification, such Indemnified Person shall pay to El Paso, so long as no Event of Default or New Indenture Event of Default shall have occurred and be continuing, within 30 days after such Indemnified Person shall have actually realized such Tax savings, the amount of such savings, together with the amount of any Tax savings actually realized as a result of any payment pursuant to this sentence; provided that El Paso shall not be entitled to receive an amount in excess of the amount of such Taxes, claims, costs or expenses in respect of which the indemnification was paid by El Paso. Each Indemnified Person shall have sole control over the positions taken with respect to its tax returns and filings and such Indemnified Person shall determine in good faith the realization of any Tax benefit, saving, deduction or credit for purposes of calculations made under this Section 6.1. If it is later determined that the Indemnified Person was not entitled to such Tax savings or reduction in Tax, the portion of such Tax savings or reduction in Tax that is repaid, recaptured or disallowed will be treated as Taxes for which El Paso must indemnify the Indemnified Person pursuant to the provisions of Section 6.1(a) but without regard to the exclusion of Excluded Items.

                  (l) Notice. In the event that El Paso is required to make any payments pursuant to this Section 6.1 with respect to the Limestone Certificates and any Certificateholder Related Person, El Paso shall provide the Limestone Trustee with written notice of the amount of such payment.

                  Section 6.2 Tax Indemnification.

                  El Paso shall enter into the Tax Indemnification Agreement as of the Closing Date.

                  Section 6.3 Agreements.

                  (a) Each Party that was party to the Phase II Participation Agreement hereby agrees that (i) except as set forth in Section 6.3(b) below, the Phase II Participation Agreement shall be terminated effective as of March 15, 2000, and (ii) the indemnities set forth in this Article VI with respect to the Parties that were party to the Phase II Participation Agreement shall be effective as of December 28, 1999 (without duplication of the indemnities set forth in the Phase II Participation Agreement).

                  (b) Each Party that was a party to the Phase II Participation Agreement hereby agrees that (i) the Phase II Participation Agreement shall continue to be in full force and effect with respect to DLJ Capital Corporation and (ii) Section 7.8 of the Phase II Participation Agreement shall continue to be in full force and effect with respect to each Party that was a party to the Phase II Participation Agreement.


                                   ARTICLE VII

                                  MISCELLANEOUS

                  Section 7.1 Survival.

                  All agreements, representations, warranties and indemnities contained in this Agreement and in any agreement, document or certificate delivered pursuant hereto, or in connection herewith, shall survive and continue in effect following the execution and delivery of this Agreement and the Closing Date. Upon the repayment in full of the Outstanding Limestone Notes and the cancellation of all Limestone Certificates pursuant to Section 7.04 of the Limestone Trust Agreement, this Agreement shall terminate except as to those provisions, including without limitation, Article VI and Section 7.9 hereof, expressly intended to survive such termination.

                  Section 7.2 Notices.

                  Except as otherwise expressly provided herein in any particular case, all notices, approvals, consents, requests and other communications hereunder shall be in writing and shall, if addressed as provided in the following sentence, be deemed to have been given, (i) when delivered by hand on a Business Day, (ii) one Business Day after being sent by a private nationally or internationally recognized overnight courier service or (iii) when sent on a Business Day by telecopy, if immediately after transmission the sender's facsimile machine records in writing the correct answer back. Actual receipt at the address of an addressee, regardless of whether in compliance with the foregoing is effective notice hereunder. Until otherwise so notified by the respective parties, all notices, approvals, consents, requests and other communications shall be addressed to the following addresses:

                  If to El Paso or the Relevant El Paso Parties:

                  1001 Louisiana Street
                  Houston, Texas  77002
                  Attention:  Tom Kilgore
                  Telecopier No.:  713-420-7249
                  Telephone No.:  713-420-5574

                  with a copy to:

                  1001 Louisiana Street
                  Houston, Texas  77002
                  Attention:  Kelly Jameson
                  Telecopier No.:  713-420-2529
                  Telephone No.:  713-420-2017

                  If to Limestone, the Limestone Trustee,
                  or the Certificateholders:

                  c/o Wilmington Trust Company, as Trustee
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, Delaware  19890-0001
                  Attention:  Corporate Trust Administration
                  Telecopier No.:  302-651-8882
                  Telephone No.:  302-651-8681

                  with copies to:

                  DLJ Investment Partners II, L.P.
                  11 Madison Avenue
                  New York, NY  10010
                  Attention: Igor DaCosta
                  Telecopier No.:  212-448-3443
                  Telephone No.:  212-538-8169

                  DLJ Investment Partners II, L.P.
                  11 Madison Avenue
                  New York, NY  10010
                  Attention:  Ivy Dodes
                  Telecopier No.:  212-325-8256
                  Telephone No.:  212-538-3948

                  Dewey Ballantine LLP
                  1301 Avenue of the Americas
                  New York, NY  10019
                  Attention:  Thomas C. Mazza
                  Telecopier No.:  212-259-6333
                  Telephone No.:  212-259-6700

                  If to the Share Trust or the Share Trustee:

                  c/o Wilmington Trust Company, as Trustee
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, Delaware 19890-0001
                  Attention:  Corporate Trust Administration
                  Telecopier No.:  302-651-8882
                  Telephone No.:  302-651-8681

                  with copies to:

                  1001 Louisiana Street
                  Houston, Texas  77002
                  Attention:  Kelly Jameson
                  Telecopier No.:  713-420-2529
                  Telephone No.:  713-420-2017

                  If to Chaparral, Mesquite or the Overfund Trust:

                  c/o Wilmington Trust Company
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, Delaware  19890-0001
                  Attention:  Corporate Trust Administration
                  Telecopier No.:  302-651-8882
                  Telephone No.:  302-651-1000
                  c/o El Paso Chaparral, as Manager
                  1001 Louisiana Street
                  Houston, Texas  77002
                  Attention:  Tom Kilgore
                  Telecopier No.:  713-420-7249
                  Telephone No.:  713-420-5574

                  with a copy to:

                  1001 Louisiana Street
                  Houston, Texas  77002
                  Attention:  Kelly Jameson
                  Telecopier No.:  713-420-2529
                  Telephone No.:  713-420-2017

                  If to the Indenture Trustee:

                  The Bank of New York
                  5 Penn Plaza
                  New York, New York  10001
                  Attention:  Louis P. Young
                  Telecopier No.:  212-896-7299
                  Telephone No.:  212-896-7249


                  A duplicate copy of each notice, approval, consent, request or other communication given hereunder by each of the Parties, to any one of the others or to the Certificateholders or the Indenture Trustee shall also be given to all of the others. However, failure to give notice to any Party shall not affect effectiveness of notice to Parties as to whom notice has been given in accordance with the first two sentences of this Section 7.2. Each of the Parties may, by notice given hereunder, designate any further or different addresses to which subsequent notices, approvals, consents, requests or other communications shall be sent or persons to whose attention the same shall be directed.

                  Section 7.3 Severability of Provisions.

                  If any provision hereof shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof. To the extent permitted by Applicable Law, the Parties hereto hereby agree that any provision hereof that renders any other term or provision hereof invalid or unenforceable in any respect shall be modified, but only to the extent necessary to avoid rendering such other term or provision invalid or unenforceable, and such modification shall be accomplished in the manner that most nearly preserves the benefit of all Parties' bargain hereunder.

                  Section 7.4 Governing Law; Waiver of Jury Trial; Consent to Jurisdiction.

                  (a) THE RIGHTS AND OBLIGATIONS OF EACH OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  (b) EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING DIRECTLY OR INDIRECTLY TO ANY OF THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO
(A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

                  (c) ANY PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK IN THE COMMERCIAL DIVISION OF THE SUPREME COURT, CIVIL BRANCH OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK OR THE EASTERN DISTRICT OF NEW YORK AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS IN RESPECT OF, BUT ONLY IN RESPECT OF, PROCEEDINGS WITH RESPECT TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT.

                  (d) EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS OR ANY OTHER TRANSACTION DOCUMENT BROUGHT IN THE COURTS REFERRED IN SECTION 7.4(c) HEREOF AND HEREBY FURTHER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  (e) EACH OF LIMESTONE, THE SHARE TRUST AND THE OVERFUND TRUST HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS AND HEREBY CONFERS AN IRREVOCABLE SPECIAL POWER, AMPLE AND SUFFICIENT, TO CT CORPORATION SYSTEM, WITH OFFICES ON THE DATE HEREOF AT 111 EIGHTH AVENUE, NEW YORK, NY 10011 AS ITS DESIGNEE, APPOINTEE AND AGENT WITH RESPECT TO ANY SUCH PROCEEDING IN NEW YORK TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY SUCH PROCEEDING AND AGREES THAT THE FAILURE OF SUCH AGENT TO GIVE ANY ADVICE OF ANY SUCH SERVICE OF PROCESS TO LIMESTONE SHALL NOT IMPAIR OR AFFECT THE VALIDITY OF SUCH SERVICE OR OF ANY CLAIM BASED THEREON. IF FOR ANY

REASON SUCH DESIGNEE, APPOINTEE AND AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, EACH OF LIMESTONE, THE SHARE TRUST AND THE OVERFUND TRUST AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT IN NEW YORK CITY ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF LIMESTONE, THE SHARE TRUST AND THE OVERFUND TRUST IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS WITH RESPECT TO ANY PROCEEDING (WHETHER OR NOT IN NEW
YORK), BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PERSON, AT ITS RESPECTIVE ADDRESS SET FORTH IN SECTION 7.2 HEREOF, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING.

                  Section 7.5 Amendments, Waivers, Etc.

                  This Agreement may not be amended, discharged or terminated nor may any provision hereof be waived unless such amendment, discharge, termination or waiver is in writing and signed by each Party.

                  Section 7.6 Entire Agreement.

                  Except as otherwise provided in Section 6.3 with respect to the Phase II Participation Agreement, (i) this Agreement (including, without limitation, the appendices hereto) and the other Transaction Documents supersede all prior agreements, written or oral, between or among any of the Parties relating to the transactions contemplated hereby and thereby, and (ii) each of the Parties represents and warrants to the others that this Agreement and the other Transaction Documents constitute the entire agreement among the Parties relating to the transactions contemplated hereby and thereby.

                  Section 7.7 Benefit of Agreement.

                  All agreements, representations, warranties and indemnities in this Agreement and in any agreement, document or certificate delivered pursuant hereto shall be binding upon the Person making the same and its successors and assigns and shall inure to the benefit of and be enforceable by the Person for whom made and its successors and assigns (including, in the case of agreements, representations, warranties and indemnities made to each Certificateholder, any Person claiming by, through or under such Certificateholder or who is entitled to any contractual right of reimbursement or indemnity in connection with the transactions contemplated herein); provided, however, none of El Paso, Limestone, El Paso Chaparral Holding, El Paso Chaparral, the Management Company, Chaparral, Mesquite, the Overfund Trust or the Share Trust may assign or transfer any of its rights or obligations hereunder except as provided in the Transaction Documents without the prior written consent of the Certificateholders or, so long as any Limestone Notes are Outstanding, the Indenture Trustee, except pursuant to any merger, consolidation or other act to similar effect permitted under Section 5.1(a) hereof where El Paso or such other entity is the survivor or the survivor assumes all the obligations of such entity. This Agreement is for the sole benefit of the Parties and their respective successors and assigns and all Indemnified Persons and their respective successors and assigns, and is not for the benefit of any other Person.

                  Section 7.8 Expenses.

                  All statements, reports, certificates, opinions and other documents or information required to be furnished by any Party to the Indenture Trustee, Limestone or the Certificateholders under this Agreement or any other Transaction Document shall be supplied without cost to the Indenture Trustee, Limestone or the Certificateholders. El Paso shall pay, within 30 days after demand therefor, (a) any Administrative Expenses incurred by the Indenture Trustee, the Limestone Trustee, the Overfund Trustee, the Share Trustee or any Certificateholder Related Person to the extent such amounts are not paid pursuant to the Transaction Documents and (b) all reasonable and documented out-of-pocket costs and expenses of the Indenture Trustee, Limestone, the Limestone Trustee, the Overfund Trustee, the Share Trustee or the Certificateholders (and any Person claiming by, through or under such Certificateholders or who is entitled to any contractual right of reimbursement or indemnity in connection with the transactions contemplated herein), incurred in connection with (i) the negotiation, preparation, execution and delivery of the Transaction Documents or any waiver or amendment of, or supplement or modification to, the Transaction Documents and (ii) the review of any of the other agreements, instruments or documents referred to in this Agreement or relating to the transactions contemplated hereby. In addition, El Paso shall pay, or cause to be paid, within 30 days after demand therefor, all reasonable and documented out-of-pocket costs and expenses of the Indenture Trustee, Limestone and the Certificateholders (and any Person claiming by, through or under such Certificateholders or who is entitled to any contractual right of reimbursement or indemnity in connection with the transactions contemplated herein) (including the reasonable and documented fees and disbursements of counsel), incurred in connection with the enforcement or protection of its rights under the Transaction Documents, including in connection with any workout, restructuring or negotiations in respect thereof, and including the exercise of the remedies of the Indenture Trustee, Limestone and the Certificateholders (and any Person claiming by, through or under such Certificateholders or who is entitled to any contractual right of reimbursement or indemnity in connection with the transactions contemplated herein) under the Transaction Documents following the occurrence of a Default under the Transaction Documents.

                  Section 7.9 No Bankruptcy Petitions.

                  (a) El Paso. El Paso covenants and agrees that prior to the date that is a year and a day after the cancellation of all outstanding Limestone Certificates pursuant to Section 7.04 of the Limestone Trust Agreement, it will not institute against, or join any other person in instituting against, Limestone, El Paso Chaparral Holding, El Paso Chaparral, the Management Company, Chaparral, Mesquite, the Overfund Trust or the Share Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or similar proceeding under the laws of the United States or any state of the United States.

                  (b) Chaparral. Chaparral covenants and agrees that prior to the date that is a year and a day after the cancellation of all outstanding Limestone Certificates pursuant to Section 7.04 of the Limestone Trust Agreement, it will not, other than upon the direction of Limestone, institute against, or join any other person in instituting against, Limestone, the Management Company, Mesquite, the Share Trust or the Overfund Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or similar proceeding under the laws of the United States or any state of the United States.

                  (c) Mesquite. Mesquite covenants and agrees that prior to the date that is a year and a day after the cancellation of all outstanding Limestone Certificates pursuant to Section 7.04 of the Limestone Trust Agreement, it will not, other than upon the direction of Chaparral, institute against, or join any other person in instituting against, Chaparral, the Overfund Trust, the Share Trust or the Management Company, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or similar proceeding under the laws of the United States or any state of the United States.

                  Section 7.10 Limitation of Liability.

                  It is expressly understood and agreed by the parties hereto that, except with respect to Section 4.6, (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Trustee, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of Limestone, the Overfund Trust or the Share Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only Limestone, the Overfund Trust or the Share Trust, respectively, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of Limestone, the Overfund Trust or the Share Trust or be liable for the breach of failure of any obligation, representation, warranty or covenant made or undertaken by Limestone, the Overfund Trust or the Share Trust under this Agreement.

                  Section 7.11 General Limitation of Liability.

                  Subject to the following sentence, no Party to any Transaction Document shall be liable for any punitive, exemplary, or treble damages, including without limitation for the inaccuracy of any representation or warranty made by such Party; in addition, with respect to the representations, warranties, covenants and indemnities made by El Paso in this Agreement, or otherwise in any Transaction Document, El Paso shall not be liable for any punitive, exemplary, treble or consequential damages arising out of a breach, default or other violation thereof. Notwithstanding the limitations of liability described in the preceding sentence, Indemnified Expenses will include out-of-pocket payments by an Indemnified Person of consequential, punitive, exemplary or treble damages owing to a third Person arising out of any claim, action or suit against such Indemnified Person to the extent not excluded pursuant to Section 6.1(c).

                  Section 7.12 Counterparts.

                  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  Section 7.13 Effectiveness.

                  This Agreement shall become effective on and as of the Effective Date.

                            [signature pages follow]

                  IN WITNESS WHEREOF, each of El Paso, Limestone, the Co-Issuer, Credit Suisse First Boston (USA), Inc., El Paso Chaparral Holding, El Paso Chaparral Holding II, El Paso Chaparral, the Management Company, Chaparral, Mesquite, the Overfund Trust, the Share Trust, Electron, Wilmington Trust Company and The Bank of New York has caused this Agreement to be executed in its name and on its behalf as of the date first above written.



                        EL PASO CORPORATION



                        By:      /s/  Thomas G. Kilgore
                             ---------------------------------
                             Name:    Thomas G. Kilgore
                             Title:   Vice President




                             Participation Agreement

                        LIMESTONE ELECTRON TRUST

                        By:  WILMINGTON TRUST COMPANY,
                               not in its individual capacity but
                               solely in its capacity as trustee



                        By:      /s/  Ann E. Roberts
                             ---------------------------------
                             Name:    Ann E. Roberts
                             Title:   Assistant Vice President





                             Participation Agreement

                        LIMESTONE ELECTRON, INC.



                        By:      /s/  John L. Harrison
                             ---------------------------------
                             Name:    John L. Harrison
                             Title:   Senior Vice President





                             Participation Agreement

                        CREDIT SUISSE FIRST BOSTON (USA), INC.



                        By:     /s/  Hamilton E. James
                             -------------------------------------
                             Name:   Hamilton E. James
                             Title:  Chairman of Global Investment
                                     Banking & Private Equity



                             Participation Agreement

                        EL PASO CHAPARRAL HOLDING COMPANY



                         By:     /s/  John L. Harrison
                             ---------------------------------
                             Name:    John L. Harrison
                             Title:   Senior Vice President




                        EL PASO CHAPARRAL HOLDING II COMPANY



                         By:     /s/  John L. Harrison
                             ---------------------------------
                             Name:    John L. Harrison
                             Title:   Senior Vice President




                        EL PASO CHAPARRAL INVESTOR, L.L.C.

                        By:      El Paso Chaparral Holding Company, as its sole
                                 Member




                        By:      /s/  John L. Harrison
                             ---------------------------------
                             Name:    John L. Harrison
                             Title:   Senior Vice President




                         EL PASO CHAPARRAL MANAGEMENT, L.P.

                        By:      El Paso Chaparral Partner, L.L.C., as general
                                 partner



                        By:      /s/  John L. Harrison
                             ---------------------------------
                             Name:    John L. Harrison
                             Title:   Senior Vice President





                             Participation Agreement

                        CHAPARRAL INVESTORS, L.L.C.

                        By:      El Paso Chaparral Investor, L.L.C., as Managing
                                 Member

                        By:      El Paso Chaparral Holding Company, as its sole
                                 Member



                        By:       /s/  John L. Harrison
                             ---------------------------------
                             Name:     John L. Harrison
                             Title:    Senior Vice President




                        MESQUITE INVESTORS, L.L.C.

                        By:      Chaparral Investors, L.L.C., as sole Member

                        By:      El Paso Chaparral Investor, L.L.C., as Managing
                                 Member

                        By:      El Paso Chaparral Holding Company, as its sole
                                 Member





                        By:       /s/  John L. Harrison
                             ---------------------------------
                             Name:     John L. Harrison
                             Title:    Senior Vice President





                             Participation Agreement

                        EL PASO ELECTRON OVERFUND TRUST

                        By:  WILMINGTON TRUST COMPANY,
                             not in its individual capacity but
                             solely in its capacity as trustee



                        By:      /s/  Ann E. Roberts
                             ---------------------------------
                             Name:    Ann E. Roberts
                             Title:   Assistant Vice President




                        EL PASO ELECTRON SHARE TRUST

                        By:  WILMINGTON TRUST COMPANY,
                             not in its individual capacity but
                             solely in its capacity as trustee



                        By:      /s/  Ann E. Roberts
                             ---------------------------------
                             Name:    Ann E. Roberts
                             Title:   Assistant Vice President




                        ELECTRON TRUST

                        By:      Wilmington Trust Company,
                                 not in its individual capacity, but solely as Trustee



                        By:      /s/  Ann E. Roberts
                             ---------------------------------
                             Name:    Ann E. Roberts
                             Title:   Assistant Vice President




                        WILMINGTON TRUST COMPANY



                        By:      /s/  Ann E. Roberts
                             ---------------------------------
                             Name:    Ann E. Roberts
                             Title:   Assistant Vice President




                             Participation Agreement

                        THE BANK OF NEW YORK



                        By:   /s/  Louis P. Young
                             ---------------------------------
                        Name:      Louis P. Young
                        Title:     Authorized Signatory

                                   ANNEX A TO
                           FIFTH AMENDED AND RESTATED
                     LIMITED LIABILITY COMPANY AGREEMENT OF
                           CHAPARRAL INVESTORS, L.L.C.
                       AND TO THE PARTICIPATION AGREEMENT

                      DEFINITIONS AND RULES OF CONSTRUCTION

         SECTION 1.01 DEFINITIONS. Capitalized terms used in this Annex A and, except as otherwise expressly provided in any Transaction Document with respect to specific capitalized or other terms used in such Transaction Document, capitalized terms used in the Transaction Documents and all appendices, schedules and exhibits thereto, shall in each case have the respective meanings given to them in this Section 1.01. Not all of the terms defined in this Annex A are used in any particular Transaction Document.

         "ACCELERATION TRIGGER" means the occurrence of an Event of Default under the Indenture and the acceleration of the Limestone Notes as a result thereof.

         "ACT" means the Delaware Business Trust Act, Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as in effect from time to time.

         "ADDITIONAL CAPITAL CONTRIBUTIONS" means, with respect to each Member, the Capital Contributions made by such Member (or its predecessors in interest) pursuant to Section 3.3 of the Chaparral LLC Agreement.

         "ADDITIONAL CLASS B MEMBER INTEREST" is defined in Section 3.2(b)(iii) of the Chaparral LLC Agreement.

         "ADDITIONAL FINANCING COSTS" means (i) all Administrative Expenses, excluding any Taxes other than Documentary Taxes, plus (ii) if applicable, any Limestone Notes Make-Whole Premium and/or New Limestone Notes Make-Whole Premium.

         "ADDITIONAL FINANCING COSTS PAYMENT DATE" is defined in Section 6.10 of the Chaparral LLC Agreement.

         "ADDITIONAL SHARES" means shares of El Paso Common Stock or, if authorized by the Board of Directors of El Paso, El Paso Preferred Stock, in each case to be issued by El Paso following a Partial Remarketing pursuant to
Section 8(f) of the Remarketing Agreement.

         "ADJUSTED CAPITAL ACCOUNT" means, with respect to any Member, the balance, if any, in such Member's Capital Account as of the end of the relevant Allocation Period, after giving effect to the following adjustments:





                                Project Electron

                                                                         Annex A



                  (i) Credit to such Capital Account any amounts that such Member is obligated to contribute or deemed to be obligated to contribute pursuant to the penultimate sentences of Regulation Sections 1.704-2(g)(1) and 1.704-2(i)(5); and

                  (ii) Debit to such Capital Account the items described in Regulation Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5)
         and 1.704-1(b)(2)(ii)(d)(6).

         The foregoing definition of Adjusted Capital Account is intended to comply with the provisions of Regulation Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

         "ADMINISTRATIVE EXPENSES" means, without duplication: (a) any fees, expenses (including extraordinary expenses) and/or indemnities due or payable as of any Limestone Note Payment Date or any Additional Financing Costs Payment Date to any of the Indenture Trustee, the Limestone Trustee, the Overfund Trustee and the Share Trustee or any Certificateholder Related Person, in each case, in accordance with the Transaction Documents, including all amounts set forth in the Administrative Expenses Certificate; (b) any fees and expenses due or payable as of any Limestone Note Payment Date or any Additional Financing Costs Payment Date, to (i) each of the accountants and agents of (including the servicer under the Administrative Services Agreement) and counsel for Limestone and the Co-Issuer, the Overfund Trust and the Share Trust in connection with services rendered in accordance with the Transaction Documents, and (ii) each Rating Agency in connection with any rating or rating estimate of the Limestone Notes or the Limestone Certificates as contemplated by the Transaction Documents; (c) any governmental fee, charge or tax, including Taxes, due or payable as of any Limestone Note Payment Date or any Additional Financing Costs Payment Date by each of the Issuer, the Co-Issuer, the Overfund Trust and the Share Trust; provided, however, that Administrative Expenses shall not include any amounts due or accrued with respect to any actions taken on or in connection with the Closing Date which shall be paid on the Closing Date.

         "ADMINISTRATIVE EXPENSES CERTIFICATE" means the certificate of Limestone dated as of the Closing Date and delivered to the Indenture Trustee setting forth the annual Administrative Expenses, as such certificate may be amended from time to time; provided, that, with respect to any contemplated amendment of the Administrative Expenses Certificate in connection with a recurring Administrative Expense, Limestone shall provide as much advance notice as is practicable to El Paso of such contemplated amendment and Limestone shall use its best efforts to allow El Paso to take reasonable steps to manage the amount of such recurring Administrative Expense.

         "ADMINISTRATIVE SERVICES AGREEMENT" means the Amended and Restated Administrative Services Agreement dated as of March 27, 2002, among Limestone, the Co-Issuer and the Management Company.

         "AFFILIATE" means with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such Person. The term "control" (including the correlative term "controlled") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting stock, by contract, or

                                Project Electron

                                                                         Annex A



otherwise. Affiliate, when used with respect to El Paso or any of its Subsidiaries, shall not include Chaparral or any of its Subsidiaries; provided that none of Limestone, Chaparral, Mesquite, or any of their Subsidiaries shall be deemed to be Affiliates of El Paso.

         "AFTER-TAX BASIS" means, with respect to any payment to be made on an "AFTER-TAX BASIS", that such payment will be grossed-up by the payor to make the payee whole for the net amount of additional Taxes payable as a result of the receipt or accrual of such payment and such gross-up amount (taking into account all available credits or deductions attributable to the payment or accrual of such additional Taxes). In calculating the gross-up amount, the Tax rates used shall be the highest marginal Tax rates in effect for (and payable by) the payee (or in the case of a payee that is a pass-through entity for any Tax purposes, the Persons who are required to take into account any items of income, gain, loss, deduction or credit with respect to such entity) on the date of such payment or accrual; provided, however, that in the case of a payee that is (i) a pass-through entity in which CSFB or any of its Affiliates is a general partner or managing member or is otherwise managed by CSFB or any of its Affiliates, or
(ii) a pass-through entity in which a party in (i) above has a direct or indirect beneficial interest, the Tax rates used shall be the highest marginal Tax rates in effect for an individual residing in the United States.

         "AGGREGATE CHAPARRAL MATERIAL ADVERSE EFFECT" means that:

         (a) with respect to any Immateriality Exception in any representation and warranty, or any covenant, respectively, made by El Paso or any El Paso Party in a particular agreement:

                  (i) the aggregate amount (without duplication) of (A) all items included in such Immateriality Exception, and consequently excluded from the coverage of such representation and warranty, or such covenant, respectively, by reason of such Immateriality Exception, plus
         (B) all other items included in the Immateriality Exceptions to, and consequently excluded from the coverage of, other representations and warranties, or covenants, respectively made by such Persons in the Transaction Documents, less

                  (ii) to the extent relevant to such determination, the aggregate of the amounts with respect to all items referred to in clauses (a)(i)(A) and (a)(i)(B) that both (A) were reserved for on the consolidated balance sheet of Chaparral and its consolidated Subsidiaries and (B) were reflected in a reduction in the purchase price or acquisition cost to Chaparral, Mesquite or Mesquite's Subsidiaries of any asset or assets to which such representation and warranty, or covenant, respectively, applies, as reflected on the acquisition cash flow model for such purchase or acquisition would have
         (I) a material adverse effect on the financial condition or operations of Chaparral and its consolidated subsidiaries determined on a consolidated basis, or (II) a material adverse effect on the ability of any of El Paso, El Paso Chaparral Holding, El Paso Chaparral, Chaparral, Mesquite or Management Company to perform its material obligations under any Transaction Document to which it is a party; or

                                Project Electron

                                                                         Annex A



         (b) there would result the invalidity or unenforceability, in whole or in material part, of any Transaction Document to which any of El Paso, El Paso Chaparral Holding, El Paso Chaparral, Chaparral, Mesquite or Management Company is a party; or

         (c) there would result a material adverse effect on the rights and remedies of any Indemnified Person under any such Transaction Document.

         "ALLOCATION PERIOD" means (a) if no Earn-Out Period Commencement Date has occurred, the annual period beginning on January 1 of each year, (b) if an Earn-Out Period Commencement Date occurs, the period beginning on the first day of each calendar month beginning with the first month in the calendar year in which the Earn-Out Period Commencement Date occurs and ending on the earlier of the last day of such month or the Earn-Out Period Termination Date and (c) if Chaparral shall not have been liquidated on the Earn-Out Period Termination Date, the period commencing immediately after such date and ending on the last day of the calendar year in which such date occurs, and each calendar year thereafter; provided, however, that in the year in which Chaparral is liquidated, the final Allocation Period shall end on the date Chaparral is liquidated.

         "ALTERNATE BASE RATE" means, for any period a fluctuating interest rate per annum as shall be in effect from time to time, which rate per annum shall at all times be equal to the highest of (a) the rate of interest announced publicly by JPMorgan Chase Bank in New York, New York, from time to time, as its base rate and (b) 1/2 of 1% (1/2%) per annum above the Federal Funds Rate.

         "AMENDED EL PASO/CHAPARRAL NOTE" is defined in the Preliminary Statements to the Chaparral LLC Agreement.

         "ANNUAL FIXED FEE" means, for the year ending December 31, 2000, and for each succeeding year, $20,000,000; provided, that during any year (or portion thereof) from the Earn-Out Period Commencement Date to the Earn-Out Period Termination Date, "Annual Fixed Fee" shall mean $5,000,000 (or the pro rata portion thereof). For purposes of clause (b)(iv) of the definition of "Available Net Present Value" and clause (b)(iv) of the definition of "Coverage Ratio", the Earn-Out Period Commencement Date shall be assumed to occur on March 15, 2003.

         "ANNUAL PERFORMANCE FEE" means (i) for the year ending December 31, 2000, $80,000,000 and (ii) for each succeeding calendar year, 20% of Available Net Present Value, in each case as determined pursuant to Section 4.3 of the Management Agreement and as adjusted pursuant to Section 4.4 of the Management Agreement.

         "APPLICABLE DISCOUNT RATE" is defined in Section 1 of the Management Agreement.

         "APPLICABLE LAW" means any legally binding law, statute, treaty, constitution, regulation, rule, ordinance, order or Governmental Approval, or other legally binding governmental restriction, requirement or determination, of or by any Governmental Authority.

                                Project Electron

                                                                         Annex A



         "APPLICABLE TERMINATION PERIOD" means the period beginning on the first of the following dates to occur: (i) the first day of the Earn-Out Period and
(ii) the first day following a Mark-to-Market Measurement Date.

         "ARRANGER" means CSFB, as successor to Donaldson, Lufkin & Jenrette Securities Corporation.

         "ASSET DISPOSITION" is defined in Section 5.1(g) of the Chaparral LLC Agreement.

         "ASSET PV" means, with respect to any asset, the Present Value of such asset's Cash Flows, which Asset PV shall (a) in the case of any asset held by Chaparral or any Project Company on the Management Fee Calculation Date next preceding the applicable date of determination, be calculated as of such preceding Management Fee Calculation Date and (b) in the case of any asset acquired thereafter, be calculated as the Present Value of such asset's Cash Flows, as determined in the manner specified in the Management Agreement.

         "ASSET REMEDY" is defined in Section 11.3(a) of the Chaparral LLC Agreement.

         "ASSET REMEDY NOTICE" is defined in Section 11.3(a) of the Chaparral LLC Agreement.

         "ASSET REMEDY STANDSTILL EXPIRATION DATE" means, with respect to any Limestone Note Trigger Event or New Indenture Event of Default, the expiration of the 21-day or 120-day period (as applicable) referred in the definition of Asset Remedy Standstill Period.

         "ASSET REMEDY STANDSTILL PERIOD" means (a) in the case of a Limestone Note Trigger Event arising as a result of an Acceleration Trigger, the later of
(x) 21 days after such Acceleration Trigger and (y) if, within 21 days after such event, El Paso files a registration statement for and is diligently pursuing the registration and sale of El Paso equity consisting of mandatorily convertible preferred stock or common stock (including the El Paso Preferred Stock and the shares issued pursuant to the Remarketing Agreement) in order to generate proceeds at least equal to the Share Trust Amount, then 120 days following the occurrence of such Acceleration Trigger, (b) in the case of a Limestone Note Trigger Event arising as a result of a Maturity Trigger, 120 days following the occurrence of such Limestone Note Trigger Event and (c) in the case of a New Indenture Event of Default, the period commencing on the occurrence of such New Indenture Event of Default and ending 120 days after the acceleration (if any) of the New Limestone Notes as a result thereof.

         "ASSIGNMENT AND ASSUMPTION AGREEMENT" is defined in the Preliminary Statements to the Chaparral LLC Agreement.

         "ATTRIBUTABLE PERCENTAGE" means, in respect of a non-wholly owned Subsidiary of Mesquite or a Mesquite Minority Owned QEC, the proportion that (i) Mesquite's direct or indirect common stock, limited liability company or other ordinary Equity Interests in such Business Entity bears to (ii) the total outstanding common stock, limited liability company or other ordinary Equity Interests of such Business Entity.

         "AUDITORS" is defined in Section 4.1(j) of the Participation Agreement.

                                Project Electron

                                                                         Annex A



         "AUTHORIZED OFFICER" means (a) in the case of El Paso (in any capacity) and the Co-Issuer, any president, vice president, secretary, treasurer or any other authorized officer or agent as may from time to time be designated as such, and (b) in the case of the Indenture Trustee, the New Indenture Trustee and Limestone, a Responsible Officer or such other Persons as may from time to time be designated as such.

         "AVAILABLE CASH" means on any date, (a) with respect to Chaparral, the amount of Cash held by Chaparral on such date, less all Company Expenses of Chaparral, less all other cash requirements of Chaparral, as reasonably determined by the Managing Member, and (b) with respect to Mesquite, the amount of Cash held by Mesquite on such date, less all Company Expenses of Mesquite, less all contingent purchase price payments and capital expenditures, less all other cash requirements of Mesquite, as reasonably determined by the Managing Member.

         "AVAILABLE NET PRESENT VALUE" is defined in Section 1 of the Management Agreement.

         "BANKRUPTCY" means, with respect to any Person, a Voluntary Bankruptcy or an Involuntary Bankruptcy. A "VOLUNTARY BANKRUPTCY" means, with respect to any Person: (a) (i) the inability of such Person generally to pay its debts as such debts become due, (ii) the failure of such Person generally to pay its debts as such debts become due or (iii) an admission in writing by such Person of its inability to pay its debts generally or a general assignment by such Person for the benefit of creditors; (b) the filing of any petition by such Person seeking to adjudicate it a bankrupt or insolvent, or seeking for itself any liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of such Person or its debts under any Applicable Law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking, consenting to, or acquiescing in the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for such Person or for any substantial part of its property or the filing of an answer or other pleading admitting or failing to contest the allegations of a petition filed against it in any proceeding of the foregoing nature; or (c) action taken by such Person to authorize any of the actions set forth above. An "INVOLUNTARY BANKRUPTCY" means, with respect to any Person, without the consent or acquiescence of such Person, the entering of an order for relief or approving a petition for relief or reorganization or any other petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or other similar relief under any present or future bankruptcy, insolvency or similar Applicable Law, or the filing of any such petition against such Person, that shall not be dismissed or stayed within 60 days, or, without the consent or acquiescence of such Person, the entering of an order appointing a trustee, custodian, receiver or liquidator of such Person or of all or any substantial part of the property of such Person that shall not be dismissed or stayed within 60 days. This definition is intended to supersede the definition of Bankruptcy and similar events set forth in Sections 18-101(1) and 18-304 of the LLC Act.

         "BENEFIT PLAN INVESTOR" has the meaning given to such term in the Plan Asset Regulations issued by the United States Department of Labor at 29 C.F.R.
Section 2510.3-101.

         "BUDGET PARAMETERS" means the budget parameters described on Schedule 6.3(f) to the Chaparral LLC Agreement.

                                Project Electron

                                                                         Annex A



         "BUSINESS DAY" means (a) any day of the year except Saturday, Sunday and any day on which commercial banking institutions are authorized or obligated by law, regulation or executive order to close in New York, New York, Wilmington, Delaware or Houston, Texas and (b) if the applicable Business Day relates to any day on which any amount to be paid under any of the Transaction Documents is based on the Eurodollar Rate, any day that is a "Business Day" described in clause (a) and that is also a day for trading by and between banks in the London interbank market.

         "BUSINESS ENTITY" means a corporation (or, when used as an adjective, corporate), limited liability company, partnership (whether general or limited), business trust, joint stock company, unincorporated association, joint venture or other applicable business entity and any asset or group of assets that is or can be operated as or as part of a business unit, whether or not having distinct legal existence.

         "CAPITAL ACCOUNT" means, with respect to any Member, the Capital Account in Chaparral maintained for such Member in accordance with the following provisions:

                  (i) To each Member's Capital Account there shall be credited such Member's Capital Contributions (including all Additional Capital Contributions), such Member's distributive share of Net Income and any items in the nature of income or gain allocated to such Member pursuant to Article IV of the Chaparral LLC Agreement, and the amount of any Chaparral liabilities of such Member assumed by such Member or which are secured by any Chaparral Property or Mesquite Property Distributed to such Member;

                  (ii) To each Member's Capital Account there shall be debited:
         (a) the amount of Cash and the Gross Asset Value of any Chaparral Property or Mesquite Property Distributed to such Member pursuant to any provision of the Chaparral LLC Agreement (including the Gross Asset Value of any El Paso Note Distributed to any Member) or deemed Distributed pursuant to Sections 5.4 or 5.5 of the Chaparral LLC Agreement; (b) the amount of liabilities of any such Member assumed by Chaparral or which are secured by and such property contributed by such Member to Chaparral; and (c) such Member's distributive share of Net Losses and any items in the nature of expenses or losses, allocated to such Member pursuant to Article IV of the Chaparral LLC Agreement;

                  (iii) The obligations of El Paso pursuant to the Remarketing Agreement, the Share Trust Agreement and the El Paso Guarantee shall each be treated for purposes of maintaining Capital Accounts as a deficit restoration obligation within the meaning of Regulations
         Section 1.704-1(b)(2)(ii)(c) in an amount equal to the Share Trust Amount (in the case of El Paso's obligations pursuant to the Remarketing Agreement and Share Trust Agreement) or the aggregate Outstanding principal amount of the New Limestone Notes together with accrued interest and premium (if any) thereon (in the case of El Paso's obligations under the El Paso Guarantee);

                  (iv) In the event all or a portion of an Interest in Chaparral is Disposed of in accordance with the terms of the Chaparral LLC Agreement, the transferee shall succeed

                                Project Electron

                                                                         Annex A



         to the Capital Account of the transferor to the extent it relates to the Transferred Interest; and

                  (v) In determining the amount of any liability for purposes of this definition of "Capital Account", there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and Regulations.

         The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulations.

         "CAPITAL CONTRIBUTIONS" means, with respect to any Member, the amount of Cash and the Initial Gross Asset Value of any Chaparral Permitted Assets (other than Cash) contributed (or deemed to be contributed) to Chaparral by such Member (or its predecessors in interest) with respect to the Interest held by such Member.

         "CASH" means cash, amounts credited to deposit accounts and other immediately available funds that are denominated in Dollars.

         "CASH FLOWS" is defined in Section 1 of the Management Agreement.

         "CDI PROJECT INTERESTS" means, subject to the provisions of Section 3 of the Contingent Debt Instrument: (a) the 45.75% limited partnership interest in Polk Power Partners, L.P., a Delaware limited partnership, which is owned at the Closing Date by EPEC MLP Inc., a Delaware corporation, (b) the 50% interest in Polk Power GP II, Inc., a Delaware corporation, which is owned at the Closing Date by El Paso Energy International Company, a Delaware corporation, (c) the 49.5% limited partnership interest in Orange Cogeneration Limited Partnership, a Delaware limited partnership, which is owned at the Closing Date by Orange Acquisition Inc., a Delaware corporation, (d) the 50% interest in Orange Cogeneration GP II, Inc., a Delaware corporation, which is owned at the Closing Date by El Paso Energy International Company, a Delaware corporation, (e) the 17.5% general partnership interest in Masspower, which is owned at the Closing Date by EPEC Independent Power I Company, a Delaware corporation, (f) the 25% unit membership interest in Berkshire Power Company, LLC, a Massachusetts limited liability company which is owned at the Closing Date by El Paso Berkshire Power II Company, a Delaware corporation, (g) the 25% unit membership interest in Milford Power Company LLC, a Delaware limited liability company, which is owned at the Closing Date by El Paso Milford Power II Company, a Delaware corporation, (h) any Involuntary Transfer Non-Cash Consideration received in connection with any Involuntary Transfer, as contemplated by Section 3(b) of the Contingent Debt Instrument, and (i) any Additional Polk Power Interests and Additional Orange Cogeneration Interests acquired as contemplated by clause (ii) of the definition of Project Interest Contributions (as defined in the Contingent Debt Instrument).

         "CERTIFICATE FACE AMOUNT" means, with respect to each Limestone Certificate, the portion of the aggregate face amount of Limestone Certificates outstanding corresponding to such Limestone Certificate as specified on the face of such Limestone Certificate on its date of issuance.

                                Project Electron

                                                                         Annex A



         "CERTIFICATE OF INTEREST" is defined in Section 3.1 of the Chaparral LLC Agreement.

         "CERTIFICATE PURCHASE AMOUNT" means, as of any date of determination, the aggregate amount that would be required to be paid to the Class A Member as the Purchase Price of the Class A Member Interest pursuant to Section 11.2(e) of the Chaparral LLC Agreement as if such date of determination were the Purchase Date for purposes of such Section of the Chaparral LLC Agreement, minus the aggregate amount then necessary to discharge both (x) the Indenture under
Section 10.01 thereof and (y) the New Indenture under Section 10.01 thereof.

         "CERTIFICATE PURCHASE OPTION" is defined in Section 7.02(b) of the Limestone Trust Agreement.

         "CERTIFICATE PURCHASE OPTION NOTICE" means a notice delivered by the holder of the El Paso Interest or its designee or assign in accordance with
Section 7.02(b) of the Limestone Trust Agreement.

         "CERTIFICATEHOLDER" is defined in Article II of the Limestone Trust Agreement.

         "CERTIFICATEHOLDER RELATED PERSON" means each Person claiming by, through or under a Certificateholder, or who is entitled to any contractual right of reimbursement or indemnity from a Certificateholder, in connection with the transactions contemplated by the Transaction Documents.

         "CHAPARRAL" means Chaparral Investors, L.L.C., the limited liability company formed pursuant to the Original LLC Agreement and the Chaparral Certificate of Formation and continued pursuant to each of the First Amended and Restated LLC Agreement, the Second Amended and Restated LLC Agreement, the Third Amended and Restated LLC Agreement, the Fourth Amended and Restated LLC Agreement and the Chaparral LLC Agreement, and the limited liability company continuing the business of Chaparral Investors, L.L.C. pursuant to Section 12.1 of the Chaparral LLC Agreement in the event of dissolution of Chaparral as provided in the Chaparral LLC Agreement.

         "CHAPARRAL ACCOUNTANTS" means PricewaterhouseCoopers LLP or any other independent accounting firm of national reputation selected by the Managing Member with the consent of the Class A Member, which consent shall not be unreasonably withheld or delayed.

         "CHAPARRAL CERTIFICATE OF FORMATION" is defined in Section 1.6 of the Chaparral LLC Agreement.

         "CHAPARRAL DOCUMENTS" means the Chaparral LLC Agreement, the Participation Agreement, the Mesquite LLC Agreement, the Management Agreement and the Overfund Trust Agreement.

         "CHAPARRAL EXPENSE PAYMENTS" means, collectively but without duplication, 100% of amounts paid by Chaparral, Mesquite or any wholly-owned Subsidiary of Mesquite, and the Attributable Percentage of amounts paid by any non-wholly owned Subsidiary of Mesquite or any Mesquite Minority Owned QEC, (i) to third Persons in respect of judgments, damages or

                                Project Electron

                                                                         Annex A



penalties with respect to, or to third Persons in settlement of, claims (including but not limited to negligence, strict or absolute liability, liability in tort and liabilities arising out of violation of regulatory requirements or other Applicable Laws of any kind), actions or suits and (ii) in respect of out-of-pocket costs, expenses, disbursements (including reasonable fees and disbursements of counsel (other than such fees and disbursements constituting Chaparral Extraordinary Liabilities) and claims, damages, liabilities and expenses relating to environmental matters) of Chaparral, Mesquite, any Subsidiary of Mesquite or any Mesquite Minority Owned QEC and other obligations payable by Chaparral, Mesquite, any Subsidiary of Mesquite or any Mesquite Minority Owned QEC to third Persons.

         "CHAPARRAL EXTRAORDINARY LIABILITIES" means for any year, without duplication, any and all:

                  (a) (x) liabilities, taxes, losses, damages (including foreseeable and unforeseeable, consequential and punitive damages), obligations, and charges (including, without limitation, penalties, fines, court costs, administrative service fees, response and remediation costs, stabilization costs, encapsulation costs, treatment, storage or disposal costs, groundwater monitoring or environmental study, sampling or monitoring costs, and any other costs and reasonable expenses (including reasonable attorneys', experts' and consultants' fees and disbursements and investigating, laboratory and data review fees)), and (y) sums paid in settlement of actions (formal or informal, governmental, third-party or otherwise), claims (including claims for personal injury under any theory or for real or personal property damage), liens or administrative proceedings, in each case in clauses
         (x) and (y) above, that are imposed upon or incurred by Chaparral or any of the Project Companies arising directly or indirectly out of:

                           (i) the past, present or future release, spill,
                  emission, injection, leaching, dumping, escaping or seeping of any Hazardous Materials, or material containing or alleged to contain Hazardous Materials, at or from any past, present or future properties or assets of Chaparral or any of the Project Companies;

                           (ii) the violation or alleged violation by Chaparral,
                  any of the Project Companies or any third party of any Environmental Laws with regard to the past, present or future ownership, operation, use or occupying of any property or asset of Chaparral or any of the Project Companies; or

                           (iii) any Environmental Action arising in connection
                  with any business or activities of Chaparral or any of the Project Companies; and

                  (b) expenses incurred by Chaparral or any of the Project Companies as a result of casualty, theft, product liability, tort or breach of contract or any allegation of any of the foregoing to the extent not paid or reimbursed by insurance;

provided, however, in the case of clause (a) or (b), (x) amounts shall be taken into account only to the extent that such amounts are imposed upon or incurred directly by Mesquite or Chaparral or are included in Chaparral's distributive share of profits or losses from any Project Company

                                Project Electron

                                                                         Annex A



and exceed, in the aggregate for such year, $3,000,000 and (y) no Taxes or Excluded Items shall be taken into account.

         "CHAPARRAL EXTRAORDINARY LIABILITY RECOVERY AMOUNT" means the remainder of (x) the cumulative Chaparral Extraordinary Liabilities incurred, minus (y) the cumulative Extraordinary Expenditure Recoveries.

         "CHAPARRAL FINANCIAL MODEL" is defined in Section 4.1(n) of the Participation Agreement.

         "CHAPARRAL INVESTOR'S ACCOUNT" means the Chaparral Investors, L.L.C. account (account number 003-3646) at Mellon Bank, ABA # 043000261.

         "CHAPARRAL LLC AGREEMENT" means the Fifth Amended and Restated Limited Liability Company Agreement of Chaparral Investors, L.L.C., dated as of the Signing Date, and includes this Annex A and all other annexes, schedules and exhibits attached thereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "CHAPARRAL OPERATING SUBSIDIARY" means the direct or indirect subsidiaries of Chaparral which are organized to acquire (by purchase, exchange or contribution) New Assets or other Qualified Energy Assets acquired from time to time.

         "CHAPARRAL PERMITTED ASSETS" means:

                  (a) the Mesquite LLC Interest;

                  (b) El Paso Loans;

                  (c) Financial Investments;

                  (d) Qualified Energy Assets that are Limited Liability Equity Interests; provided, that such assets will only be "Chaparral Permitted Assets" if (i) acquired by Chaparral for the purpose of transferring (by contribution, sale or otherwise) such assets to Mesquite and (ii) such assets are, or represent direct or indirect interests in, assets located in the United States or Canada;

                  (e) Chaparral's sole beneficial interest in the Overfund Trust; and

                  (f) any other assets that are contributed to or otherwise acquired by Chaparral with the consent of all of the Members; provided, that any assets acquired pursuant to this clause (f) that are Qualified Energy Assets shall be, or shall represent direct or indirect interests in, assets located in the United States or Canada.

         "CHAPARRAL PERMITTED LIENS" means, collectively, (a) Permitted Liens and (b) Liens created under the Mesquite Pledge Agreement.

         "CHAPARRAL PROPERTY" means all real and personal property owned by Chaparral and any improvements thereto, including both tangible and intangible property.

                                Project Electron

                                                                         Annex A



         "CLASS A MEMBER" means any Person that holds all or any part of the Class A Member Interest or the collective reference to all such Persons, as the context may require.

         "CLASS A MEMBER INTEREST" means the Interest in Chaparral designated as a Class A Member Interest under the Chaparral LLC Agreement.

         "CLASS A MEMBER'S CUMULATIVE PRIORITY RETURN" means, as of any given day, the sum of the amounts determined pursuant to the definition of the "CLASS A MEMBER'S PRIORITY RETURN" for each Current Period since the Closing Date, and ending before such day.

         "CLASS A MEMBER'S PRIORITY RETURN" means, (a) for the period beginning January 1, 2000 and ending on the Closing Date $3,318,383.12, and (b) for the period beginning on the day after the Closing Date and ending September 15, 2000, and each succeeding period ending on a Distribution Date or any other date of determination, the sum of the amounts (without duplication) determined for each day during such period (including the first day and excluding the last day thereof), equal to the sum of:

                  (i) if any Limestone Notes are then outstanding, the amount of interest (including Default Interest on any overdue amount) accruing on such Limestone Notes for such day;

                  (ii) if any New Limestone Notes are then outstanding, the amount of interest (including any Default Interest on any overdue amount) accruing on such New Limestone Notes for such day.

                  (iii) the amount of interest that would accrue with respect to the Limestone Equity Cash Component for such day as if such component represented indebtedness accruing interest at a rate of (x) on any date prior to March 15, 2003, 10.35% and (y) on any date occurring on or after March 15, 2003, 10.85% (plus an additional 0.50% for every additional successive semi-annual period commencing on or after September 15, 2003 until March 15, 2006), in each case, calculated on the basis of a 360-day year consisting of twelve 30-day months and including Default Yield on any overdue amount; and

                  (iv) an amount equal to 17.5% per annum, compounded semi-annually on the Limestone Equity PIK Component for such day.

         "CLASS A PERCENTAGE" means, with respect to any Class A Member as of any date, the ratio (expressed as a percentage) of such Class A Member's Capital Account on such date to the aggregate Capital Accounts of all Class A Members on such date, such Capital Accounts to be determined after giving effect to all contributions, distributions and allocations for all Allocation Periods ending on or prior to such date. If it is necessary to determine the relative Class A Percentages of the Class A Members at a time when the balances of the Capital Accounts of the Class A Members are zero or less, their relative Class A Percentages shall be deemed to be their respective Class A Percentages as of the last date on which a new Class A Member was admitted to Chaparral.

                                Project Electron

                                                                         Annex A



         "CLASS B MEMBER" means any Person that holds all or any part of the Class B Member Interest or the collective reference to all such Persons, as the context may require.

         "CLASS B MEMBER INTEREST" means each Interest in Chaparral designated as a Class B Member Interest under the Chaparral LLC Agreement.

         "CLASS B PERCENTAGE" means, with respect to any Class B Member as of any date, the ratio (expressed as a percentage) of such Class B Member's Capital Account on such date to the aggregate Capital Accounts of all Class B Members on such date, such Capital Accounts to be determined after giving effect to all contributions, distributions and allocations for all Allocation Periods ending on or prior to such date. If it is necessary to determine the relative Class B Percentages of the Class B Members at a time when the balances of the Capital Accounts of the Class B Members are zero or less, their relative Class B Percentages shall be deemed to be their respective Class B Percentages as of the last date on which a new Class B Member was admitted to Chaparral.

         "CLOSING AGREEMENT" means the Closing Agreement dated as of March 27, 2002, among Limestone, the Co-Issuer, El Paso, Electron and The Bank of New York, in its individual capacity and as New Indenture Trustee.

         "CLOSING COSTS" means (i) all fees, costs and expenses payable pursuant to the DLJ Fee Letter, (ii) all fees, costs and expenses of El Paso and its Affiliates incurred in connection with the transactions contemplated in the Chaparral LLC Agreement and the other Transaction Documents including El Paso's counsel and accountants fees, (iii) all fees, costs and expenses of the Class A Member incurred in connection with the transactions contemplated in the Chaparral LLC Agreement, including the Class A Member's counsel fees, (iv) all fees, costs and expenses of the Limestone Trustee, the Share Trustee, the Overfund Trustee and the Indenture Trustee, including the respective counsel fees of the Limestone Trustee, the Share Trustee, the Overfund Trustee and the Indenture Trustee, and (v) any other fees, costs and expenses with respect to the Limestone Certificates incurred in connection with the transactions contemplated in the Chaparral LLC Agreement and the other Transaction Documents certified in writing by the Limestone Trustee.

         "CLOSING DATE" means March 27, 2000.

         "CLOSING PRICE" for any Trading Day, means, for a security, an amount equal to the closing price for such security on such Trading Day as reported by Bloomberg L.P., or if not so reported by Bloomberg L.P., as reported by another recognized source selected by the Chief Executive Officer or Chief Financial Officer of El Paso, or by the Remarketing Agents, if the Chief Executive Officer or Chief Financial Officer of El Paso fails to make such selection promptly upon request by the Indenture Trustee (or, if a Limestone Contingent Share Trust Remedy Condition shall exist, by Limestone).

         "CODE" means the United States Internal Revenue Code of 1986, as amended from time to time.

                                Project Electron

                                                                         Annex A



         "CO-ISSUER" means Limestone Electron, Inc., a corporation organized under the law of the State of Delaware.

         "COLLECTIONS" is defined in Article II of the Share Trust Agreement.

         "COMMENCEMENT DATE" means March 28, 2002.

         "COMPANY EXPENSES" means (a) with respect to Chaparral, all interest, costs, expenses, indemnities, fees (including reasonable attorneys' and accountants' fees), Additional Financing Costs, Taxes and other payment obligations incurred or owing by Chaparral, but not including any Distributions required to be paid pursuant to Article V, Section 11.1, Section 11.2 or Article XII of the Chaparral LLC Agreement, together with reasonable reserves for payment of the foregoing, and (b) with respect to Mesquite, all interest, costs, expenses, indemnities, fees (including reasonable attorneys' and accountants' fees), Additional Financing Costs, Taxes and other payment obligations incurred or owing by Mesquite, but not including any obligation to make Distributions required to be paid pursuant to the Mesquite LLC Agreement, together with reasonable reserves for payment of the foregoing.

         "CONSOLIDATED" refers, with respect to any Person, to the consolidation of accounts of such Person and its Subsidiaries in accordance with GAAP.

         "CONTINGENT DEBT INSTRUMENT" means the contingent interest promissory note of El Paso dated as of January 12, 2000.

         "CONTRACTUAL OBLIGATION" means, as to any Person, any security issued by, or Permitted Financial Obligation of, such Person or any other agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound, or any provision of any of the foregoing.

         "COVERAGE RATIO" means the ratio, determined as of the Closing Date for the period ending December 31, 2000, and determined annually after the Closing Date as provided in Section 4.3 of the Management Agreement and subject to adjustment pursuant to Sections 4.4 and 4.5 of the Management Agreement, of (a) the sum of (i) the Present Value of Cash Flows, plus (ii) the Fair Market Value of Financial Investments, plus (iii) the outstanding principal amount of an accrued and unpaid interest on all loans to El Paso from Chaparral, Mesquite or any of their Subsidiaries, plus (iv) the Present Value of all other assets and minus (v) with respect to the period ending December 31, 2000, $80,000,000, and with respect to any succeeding calendar year, the Annual Performance Fee for such succeeding calendar year and minus (vi) the unpaid portion of any Annual Performance Fee deferred pursuant to Section 4.2(a) or 4.2(b) of the Management Agreement to (b) the sum of (i) Liabilities not otherwise taken into account in the computation of Cash Flows, (ii) the Limestone Equity Cash Component and Limestone Equity PIK Component, (iii) the Limestone Note Component and (iv) the Present Value of all Annual Fixed Fees payable to the Management Company after the time of determination through March 31, 2003. Solely for purposes of calculating Cash Flows in connection with the determination of the Coverage Ratio, projection will be adjusted to reflect the benefits only of restructurings that have actually occurred (i.e., unrestructured Present Value will be used for projects that have not actually been restructured).

                                Project Electron

                                                                         Annex A



         "COVERAGE RATIO TEST" is defined in Section 1 of the Management Agreement.

         "CREDIT AGREEMENT" is defined in Section 1 of the Management Agreement.

         "CSFB" means Credit Suisse First Boston Corporation.

         "DEALER MANAGER" means CSFB.

         "DEALER MANAGER AGREEMENT" means the Dealer Manager and Consent Solicitation Agreement dated as of the Commencement Date among Limestone, the Co-Issuer, El Paso and CSFB.

         "DEFAULT" means any event or occurrence which with the giving of notice or lapse of time or both would become a Limestone Note Trigger Event, a Limestone Certificate Trigger Event, a New Indenture Event of Default or a Specified Equity Event.

         "DEFAULT INTEREST" means, for any period with respect to any defaulted payment, the product of (a) the Default Interest Rate, (b) the amount overdue and (c) the quotient of (i) the number of days actually elapsed since the date on which such payment was due (calculated on the basis of a 360-day year consisting of twelve 30-day months) and (ii) 360.

         "DEFAULT INTEREST RATE" means 2% per annum.

         "DEFAULT NOTICE" is defined in Section 9.01 of the Indenture (with respect to the Limestone Notes) and Section 9.01 of the New Indenture (with respect to the New Limestone Notes).

         "DEFAULT YIELD" means, for any period with respect to any defaulted payment, the product of (a) the Default Yield Rate, (b) the amount overdue and
(c) the quotient of (i) the number of days actually elapsed since the date on which such payment was due (calculated on the basis of a 360-day year consisting of twelve 30-day months) and (ii) 360.

         "DEFAULT YIELD RATE" means 2% per annum.

         "DELAWARE UCC" means the Uniform Commercial Code as in effect from time to time in the State of Delaware.

         "DEPRECIATION" means, for each Allocation Period, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such Allocation Period (including the amortization of any Closing Costs whether or not deductible for federal income tax purposes), except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such Allocation Period, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such Allocation Period bears to such beginning adjusted tax basis; provided, however, that if the adjusted basis for federal income tax purposes of an asset at the beginning of such Allocation Period is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Managing Member.

                                Project Electron

                                                                         Annex A



         "DISCLOSURE SCHEDULE" means the schedule, if any, accompanying the representations given pursuant to Section 4.3 of the Participation Agreement.

         "DISCUSSION AND ANALYSIS" is defined in Section 8.2(b)(ii) of the Chaparral LLC Agreement.

         "DISPOSITION" means, with respect to any property, any sale, assignment, gift, exchange, lease, conversion, transfer, pledge or other disposition or divestiture of such property, including any transfer by way of a capital contribution and the creation of any, or material increase in any existing, royalty, overriding royalty, reversionary interest, production payment, or similar burden. "DISPOSE" and "DISPOSED" shall have correlative meanings.

         "DISTRIBUTION" means, as applicable, any distribution or dividend or return of capital or any other distribution, payment, remittance or delivery of property or Cash in respect of, or the redemption, retirement, purchase or other acquisition, directly or indirectly, of, any Interest now or hereafter outstanding or the setting aside of any funds for any of the foregoing purposes, including any distribution under Section 5.1, Section 5.4, Section 11.1(d) or
Article XII of the Chaparral LLC Agreement, but specifically excluding any Termination Period Guaranteed Payment or any payment under Section 3.4(f) or
6.10 of the Chaparral LLC Agreement or any other payment to the Class A Member that is specified to be treated as a guaranteed payment pursuant to the Chaparral LLC Agreement. "DISTRIBUTE", "DISTRIBUTED" and "DISTRIBUTIVE" shall have correlative meanings.

         "DISTRIBUTION AGREEMENT" means an underwriting, purchase, distribution or placement agency agreement to be entered into among El Paso, the Share Trust, the Remarketing Agents and any other Persons engaged by El Paso, the Share Trust or the Remarketing Agents to remarket or distribute the Shares pursuant to the provisions of the Remarketing Agreement (such agreement to be in a form customary for a firm commitment underwritten public offering (in the case of an underwriting agreement), a firm commitment underwritten private offering (in the case of a purchase or distribution agreement) or a best efforts private placement (in the case of a placement agency agreement), including without limitation, representations and warranties, covenants, conditions precedent, indemnification and other provisions as are then customary for such agreements), and to be prepared, executed and delivered by El Paso and the Share Trust to the Remarketing Agents on or prior to the Successful Repricing Date, as set forth in
Section 12 of the Remarketing Agreement.

         "DISTRIBUTION DATE" means (a) prior to an Earn-Out Period, each Limestone Note Payment Date and (b) during an Earn-Out Period, the 15th day of each month.

         "DLJ" means Donaldson, Lufkin & Jenrette Securities Corporation or any of its successors.

         "DLJ FEE LETTER" means the engagement letter dated August 12, 1999 from DLJ to El Paso.

         "DLJ INC." means Donaldson, Lufkin & Jenrette, Inc. or any of its successors.

                                Project Electron

                                                                         Annex A



         "DOCUMENTARY TAXES" means Taxes (other than income or franchise taxes) payable by reason of or in connection with the execution, delivery, filing, release, discharge, amendment or recording of any Transaction Document.

         "DOLLARS" and the sign "$" each mean the lawful currency of the United States.

         "EARN-OUT AMOUNT" means the excess, if any, of the maximum amount of Gross Income that may be allocated to the Class A Member pursuant to Section 4.2(a)(i) of the Chaparral LLC Agreement over the amount of Gross Income actually allocated pursuant to such Section.

         "EARN-OUT DISTRIBUTION DATE" means (a) the fifteenth day of each month on or after the Earn-Out Period Commencement Date (but prior to the Earn-Out Period Termination Date) and (b) without duplication, the last Business Day of the Earn-Out Period; provided, however, that if any day described in clause (a) is not a Business Day, the Earn-Out Distribution Date for the applicable month shall occur on the next succeeding Business Day.

         "EARN-OUT PERIOD" means the period commencing on the first day of any Fiscal Year in which the Earn-Out Period Commencement Date occurs and ending on the Earn-Out Period Termination Date.

         "EARN-OUT PERIOD COMMENCEMENT DATE" means the earliest date on which both of the following shall have occurred: (i) the earlier of (x) the Maturity Date and (y) the occurrence of a Limestone Note Trigger Event or a Specified Equity Event and (ii) repayment in full of the Outstanding Limestone Notes and the New Limestone Notes.

         "EARN-OUT PERIOD TERMINATION DATE" means during an Earn-Out Period the earliest to occur of: (i) the date on which: (x) the Earn-Out Amount equals zero and (y) no further amounts are distributable pursuant to Section 5.1(b) of the Chaparral LLC Agreement as the Capital Account of the Class A Member has been reduced to zero and the Termination Period Guaranteed Payment has been paid in full; (ii) the Purchase Date; (iii) the Retirement Date; and (iv) the date of a Liquidating Event.

         "ECONOMIC LOSS INDEMNITY PAYMENT DATE" is defined in Section 6.1(b) of the Participation Agreement.

         "ECONOMIC LOSSES" means with respect to each Certificateholder, the excess of (x) the amount such Certificateholder would have received on the Economic Loss Indemnity Payment Date if Chaparral, Mesquite or any Project Company had each realized on the Mark-to-Market Measurement Date as an item of income, a recovery of the Chaparral Extraordinary Liability Recovery Amount incurred by such Person, and had each received on the last day of a liquidation of Chaparral pursuant to Article XII of the Chaparral LLC Agreement, Cash in respect of such amount realized, over (y) the amount such Certificateholder actually receives on the Economic Loss Indemnity Payment Date pursuant to the Transaction Documents.

         "EFFECTIVE DATE" means the date upon which the Exchange Offer is consummated.

         "ELECTING PURCHASER" is defined in Section 11.2(a) of the Chaparral LLC Agreement.

                                Project Electron

                                                                         Annex A



         "ELECTRON" means Electron Trust, a special purpose statutory business trust created under the law of the State of Delaware.

         "EL PASO" means El Paso Corporation, a Delaware corporation, and any successor not prohibited by the terms of the Participation Agreement.

         "EL PASO AFFILIATE" means any Person that, directly or indirectly through one or more intermediaries, controls or is under direct or indirect common control with El Paso; provided, that El Paso retains, directly or indirectly, economic exposure to no less than 50% of the equity interest in such Person. As used in this definition, the term "CONTROL" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

         "EL PASO APPLICABLE MARGIN" means 0.50% per annum.

         "EL PASO APPLICABLE RATE" means for any day during any Eurodollar Period a rate equal to the Eurodollar Rate for such Eurodollar Period plus the El Paso Applicable Margin; provided, however, that in the event (i) adequate and fair means do not exist to enable Chaparral to determine the Eurodollar Rate or
(ii) it is unlawful for banks generally in the United States to fund or maintain loans bearing interest calculated by reference to the Eurodollar Rate hereunder, then for each day thereafter and until the circumstances described in clause (i) or (ii) no longer exists, the El Paso Applicable Rate shall be the Alternate Base Rate on such day.

         "EL PASO CHAPARRAL" means El Paso Chaparral Investor, L.L.C., a Delaware limited liability company, and an indirect Wholly Owned Affiliate of El Paso.

         "EL PASO CHAPARRAL HOLDING" means El Paso Chaparral Holding Company, a Delaware corporation and an indirect wholly-owned Subsidiary of El Paso.

         "EL PASO CHAPARRAL HOLDING II" means El Paso Chaparral Holding II Company, a Delaware corporation and an indirect wholly-owned Subsidiary of El Paso Chaparral Holding.

         "EL PASO CHAPARRAL LLC AGREEMENT" means the Second Amended and Restated Limited Liability Company Agreement of El Paso Chaparral dated as of March 27, 2000.

         "EL PASO COMMON STOCK" means the common stock, par value $3.00 per share, of El Paso.

         "EL PASO CREDIT FACILITY AGREEMENT" means the 364-Day Revolving Credit and Competitive Advance Facility Agreement dated as of June 11, 2001, among El Paso and certain of its Affiliates, the several banks and other financial institutions from time to time party thereto, JPMorgan Chase Bank, as administrative agent and CAF Advance Agent, Citibank, N.A. and ABN Amro Bank N.V., as co-documentation agents and Bank of America, N.A. and Credit Suisse First Boston, as co-syndication agents.

         "EL PASO DEBT OBLIGATION REPAYMENT EVENT" means the occurrence of any of the following: (a) any event described in Section 9.01(m) of the Indenture or
Section 9.01(k) of the New Indenture, (b) El Paso fails to make payment of principal of or interest on any El Paso Debt

                                Project Electron

                                                                         Annex A



Obligations (i) in the case of any El Paso Debt Securities, when due and such default continues beyond the five Business Day grace period applicable to such principal and interest payments, (ii) in the case of any El Paso Loan, within five Business Days after any demand thereon and (iii) in the case of any other El Paso Debt Obligations, on the date such principal and interest thereon is due (after giving effect to any applicable grace period with respect thereto), or
(c) an Acceleration Trigger, an acceleration of the New Limestone Notes or a Specified Equity Event.

         "EL PASO DEBT OBLIGATIONS" means (a) the El Paso Debt Securities, (b) the El Paso Loans and any other loans to El Paso made by the Overfund Trust, Chaparral or Mesquite or made from amounts deposited in the Indenture Collection Account pursuant to Section 5.03 of the Indenture or amounts deposited in the New Notes Account pursuant to Section 5.02 of the New Indenture, which in each case, by their terms, become due and payable upon the occurrence of an El Paso Debt Obligation Repayment Event.

         "EL PASO DEBT SECURITIES" means senior unsecured debt obligations of El Paso the principal of which shall amortize at such times and in such amounts that, together with the interest payments thereon, shall provide payments on each Distribution Date in an amount equal to the Class A Member's Priority Return (other than any amount described under clause (b)(ii) or (b)(iv) of the definition thereof) to be Distributed by Chaparral on such Distribution Date pursuant to Section 5.1(a) of the Chaparral LLC Agreement; provided that (i) any such payment of principal and interest will have a five Business Day grace period and (ii) each El Paso Debt Security shall provide that the principal and accrued interest thereon becomes due and payable upon the occurrence of an El Paso Debt Obligation Repayment Event.

         "EL PASO DEBT SECURITY DIRECTION LETTER" means the letter agreement among the Overfund Trust, El Paso, the Indenture Trustee and Limestone dated as of the Closing Date, directing El Paso to make payments in respect of the El Paso Debt Securities directly to the Indenture Trustee until the Indenture has been satisfied and discharged, and thereafter to Limestone.

         "EL PASO ENERGY WEST COAST INTEREST" means the sole membership interest in El Paso Energy West Coast, L.L.C., a Delaware limited liability company.

         "EL PASO GUARANTEE" is defined in Section 1.01 of the New Indenture.

         "EL PASO INTEREST" has the meaning assigned to such term in the Limestone Trust Agreement.

         "EL PASO LOANS" means loans, including the El Paso Loan evidenced by the Amended El Paso/Chaparral Note, made from time to time by Chaparral, Mesquite or any of Mesquite's Subsidiaries to, and at all times the obligor under which is, El Paso; provided that (i) the obligations of El Paso with respect thereto rank at all times at least pari passu in priority of payment with all other senior unsecured Relevant Indebtedness of El Paso, (ii) such loan is payable five Business Days after demand thereon but only to the extent of the amount demanded, (iii) such loan (other than the El Paso Loan evidenced by the Amended El Paso/Chaparral Note which shall bear interest at the fixed rate provided therein) bears interest at a floating rate not less than the El Paso Applicable Rate, (iv) such loan is denominated in Dollars, (v) such loan is

                                Project Electron

                                                                         Annex A



evidenced by an El Paso Note and (vi) each El Paso Loan shall provide that the principal and accrued interest thereon becomes due and payable upon the occurrence of an El Paso Debt Obligation Repayment Event.

         "EL PASO MATERIAL ADVERSE EFFECT" means a material adverse effect on the financial condition or operations of El Paso and its consolidated Subsidiaries on a consolidated basis.

         "EL PASO NOTE" means any promissory note evidencing an El Paso Loan, the form of which is attached as Exhibit B to the Chaparral LLC Agreement.

         "EL PASO PARTY" means any of, and "EL PASO PARTIES" means all of, El Paso Chaparral Holding, El Paso Chaparral Holding II, El Paso Chaparral, Chaparral, Mesquite and Management Company.

         "EL PASO PREFERRED STOCK" means the Mandatorily Convertible Single Reset Preferred Stock, Series A, par value $5,000 per share, issued by El Paso and having an initial liquidation preference, in the aggregate, of $1,000,000,000.

         "EL PASO PREFERRED STOCK CERTIFICATE OF DESIGNATION" means the Certificate of Designation adopted by the Board of Directors of El Paso establishing the terms of the El Paso Preferred Stock.

         "ENERGY ASSETS" include all power generation (including power generation tolling contracts), transmission and distribution assets and all natural gas, liquefied natural gas, crude, or natural gas liquids storage, transportation, liquefaction and extraction facilities (but excluding any nuclear, solar or wind power assets).

         "ENVIRONMENTAL ACTION" means any action, suit, demand, demand letter, claim, notice of noncompliance or violation, notice of liability or potential liability, investigation, proceeding, consent order or consent agreement relating in any way to any Environmental Law, any Environmental Permit or Hazardous Material or arising from alleged injury or threat to health, safety or the environment, including, without limitation, (a) by any Governmental Authority for enforcement, cleanup, removal, response, remedial or other actions or damages and (b) by any Governmental Authority or third party for damages, contribution, indemnification, cost recovery, compensation or injunctive relief.

         "ENVIRONMENTAL LAW" means any Federal, state, local or foreign statute, law, ordinance, rule, regulation, code, order, writ, judgment, injunction, decree or judicial or agency interpretation, policy or guidance relating to pollution or protection of the environment, health, safety or natural resources, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials.

         "ENVIRONMENTAL PERMIT" means any permit, approval, identification number, license or other authorization required under any Environmental Law.

         "EQUITY INTERESTS" means, with respect to any Person (a) shares of capital stock of (or other ownership or profit interests, including partnership, member or trust interests, in) such

                                Project Electron

                                                                         Annex A



Person, (b) warrants, options or other rights for the purchase or other acquisition from such Person of shares of capital stock of (or such other equity ownership or equity profit interests in) such Person, or (c) securities convertible into or exchangeable for shares of capital stock of (or such other equity ownership or equity profit interests in) such Person, or warrants, rights or options for the purchase or other acquisition from such Person of such shares (or such other equity interests), in each case, whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination.

         "ERISA" means the United States Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued from time to time thereunder.

         "ERISA AFFILIATE" means any Person who is a member of El Paso's controlled group within the meaning of Section 4001(a)(14)(A) of ERISA.

         "ERISA TERMINATION EVENT" means (a) a "reportable event," as such term is described in Section 4043 of ERISA (other than a "reportable event" not subject to the provision for 30-day notice to the PBGC under subsection .21, ..22, .23, .25, .27, .28, .31, .33, .35 or .64 of PBGC Reg. Section 4043), or an
event described in Section 4062(e) of ERISA, or (b) the withdrawal of El Paso or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a "substantial employer," as such term is defined in Section 4001(a)(2) of ERISA or the incurrence of liability by El Paso or any ERISA Affiliate under
Section 4064 of ERISA upon the termination of a Multiple Employer Plan, or (c) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, or (d) the institution of proceedings to terminate a Plan by the PBGC under Section 4042 of ERISA, or
(e) the conditions set forth in Section 302(f)(1)(A) and (B) of ERISA to the creation of a lien upon property or rights to property of El Paso or any ERISA Affiliate for failure to make a required payment to a Plan are satisfied, or (f) the adoption of an amendment to a Plan requiring the provision of security to such Plan, pursuant to Section 307 of ERISA, or (g) the occurrence of any other event or the existence of any other condition which would reasonably be expected to result in the termination of, or the appointment of a trustee to administer, any Plan under Section 4042 of ERISA.

         "EURODOLLAR PERIOD" means, with respect to any El Paso Loan, (a) the period beginning on the date such loan is made and ending on the day that numerically corresponds to such date three months thereafter and (b) thereafter, each subsequent period commencing on the last day of the immediately preceding Eurodollar Period and ending on the day that numerically corresponds to such date three months thereafter; provided, that (i) if such month has no numerically corresponding day, such Eurodollar Period shall end on the last Business Day of such month and (ii) if the last day of any such period is not a Business Day, such Eurodollar Period shall end on the next following Business Day (unless such next following Business Day is the first Business Day of a calendar month, in which case such Eurodollar Period shall end on the Business Day next preceding such numerically corresponding day).

         "EURODOLLAR RATE" means, for any Eurodollar Period, an interest rate per annum equal to the rate per annum reported, on the date two Business Days prior to the first day of such

                                Project Electron

                                                                         Annex A



Eurodollar Period, on the Dow Jones Markets Service (formerly known as Telerate) display page 3750 (or if such page shall cease to be publicly available, as reported on Reuters Screen page "LIBO" or by any other publicly available source of similar market data) for London interbank offered rates for United States dollar deposits for a three month period.

         "EVENTS OF DEFAULT" is defined in Section 9.01 of the Indenture.

         "EXCHANGE ACT" means the United States Securities Exchange Act of 1934, as amended.

         "EXCHANGE OFFER" is defined in Section 1.01 of the Indenture and
Section 1.01 of the New Indenture.

         "EXCLUDED ITEMS" means with respect to the determination of Indemnified Expenses of any Expense Indemnified Person or Economic Losses of any Loss Indemnified Person, any Indemnified Expenses of such Indemnified Person or Economic Losses of such Loss Indemnified Person to the extent arising out of, resulting from or attributable to (i) the bad faith, gross negligence or willful misconduct of such Indemnified Person, (ii) any breach of, any failure to perform or observe, or any other non-compliance with, any covenant, condition or agreement to be performed by, or other obligation of, such Indemnified Person under any of the Transaction Documents, or the falsity of any representation, warranty or certification of such Indemnified Person in any of the Transaction Documents or in any document or certificate delivered in connection therewith, and (iii) any claims settled, or judgments, orders or awards entered or granted, in any such case or circumstance with the consent or approval of such Indemnified Person and without the prior written consent of El Paso (unless such consent by El Paso has been unreasonably withheld).

         "EXISTING ASSETS" means (a) the assets listed under "Existing Assets" on Schedule 3.2(b) to the Chaparral LLC Agreement, (b) any Equity Interests in any Business Entity that directly or indirectly (through one or more other Business Entities) owns any of the assets referred to in clause (a) and (c) the Contingent Debt Instrument.

         "EXISTING EL PASO DEMAND NOTE" means the Amended and Restated Demand Promissory Note of El Paso dated August 19, 1999 in a maximum principal amount of $200,000,000, payable to Chaparral, as amended and restated as of December 28, 1999 to evidence and provide for a maximum outstanding principal amount of $72,750,000.

         "EXPENSE INDEMNIFIED PERSON" means (i) each Certificateholder, (ii) each Certificateholder Related Person, (iii) the Indenture Trustee, (iv) the Arranger and its Affiliates, (v) Limestone, (vi) the Indemnified Trustee Persons, (vii) the respective directors, officers and employees of the Persons referred to in clauses (i) through (vi) above, and (viii) the permitted successors and assigns of each of the Persons referred to in clauses (i) through
(vii) above.

         "EXTRAORDINARY EXPENDITURES" means, for any year, the amount of Chaparral Extraordinary Liabilities that are deductible for United States federal income tax purposes in the Allocation Period in which such expenditures were incurred.

                                Project Electron

                                                                         Annex A



         "EXTRAORDINARY EXPENDITURE RECOVERIES" means any amount received by Chaparral or by any Project Company (but solely to the extent included in Chaparral's distributive share of profits or losses from any such Project Company), in each case in respect of indemnity claims, insurance proceeds, reimbursements or other recoveries, including proceeds of settlements, judgments, arbitrations or similar proceedings, that directly relate to the previous payment of Extraordinary Expenditures, limited in each case to the amount of the related Extraordinary Expenditure.

         "FAILED REMARKETING" means a failure to sell the Shares required to be remarketed under the Remarketing Agreement because of a Legal Impossibility.

         "FAIR MARKET VALUE" is defined in Section 1 of the Management
Agreement.

         "FEDERAL FUNDS RATE" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rate quotations for such day on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers as published by the Federal Reserve Board of New York on the following Business Day, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by JPMorgan Chase Bank in New York, New York from three Federal funds brokers of recognized standing selected by it.

         "FERC" means the United States Federal Energy Regulatory Commission, or any Federal agency or authority from time to time succeeding to its function.

         "FINAL DETERMINATION" means, in respect of any Indemnified Party or El Paso, (i) a decision, judgment, decree or other order by any court of competent jurisdiction, which decision, judgment, decree or other order is binding on such Indemnified Party or El Paso, has become final after all appeals allowable by law and required hereunder by either party to the action have been exhausted, or the time for filing such appeals has expired, (ii) a closing agreement entered into under Section 7121 of the Code or any other settlement agreement entered into in connection with an administrative or judicial proceeding that is binding on such Indemnified Party or El Paso, (iii) the expiration of the time for instituting a suit against such Indemnified Party or El Paso with respect to the claimed deficiency or (iv) the expiration of the time for such Indemnified Party or El Paso to institute a claim for refund, or if such a claim was filed, the expiration of the time for such Indemnified Party or El Paso to institute a suit with respect thereto.

         "FINAL PAYMENT DATE" means the earliest date upon which either (a) the Share Trust Amount equals zero or (b) an aggregate amount equal to the Share Trust Amount shall have been distributed in accordance with the Share Trust Agreement and the Remarketing Agreement.

         "FINANCIAL INVESTMENTS" means:

                  (a) Cash;

                  (b) Direct general obligations of, or obligations fully and unconditionally guaranteed as to the timely payment of principal and interest by, the United States or any

                                Project Electron

                                                                         Annex A



         agency or instrumentality thereof having maturities of not more than six months from the date of acquisition, but excluding any of such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption;

                  (c) Certificates of deposit and eurodollar time deposits with maturities of six months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months from the date of acquisition, and overnight bank deposits and other short-term deposit instruments, in each case with any domestic commercial bank having capital and surplus in excess of $500,000,000 and having a rating of at least "A2" (or the equivalent thereof) by Moody's and at least "A" (or the equivalent thereof) by S&P;

                  (d) Repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (b) or
         (c) above entered into with any financial institution meeting the qualifications specified in clause (c) above;

                  (e) Commercial paper (having original maturities of not more than 180 days) of any Person rated "P-2" (or the equivalent thereof) or better by Moody's or "A-2" (or the equivalent thereof) or better by S&P;

                  (f) Money market mutual or similar funds having assets in excess of $100,000,000, at least 95% of the assets of which are comprised of assets specified in clauses (a) through (e) above; and

                  (g) unless an El Paso Debt Obligation Repayment Event shall have occurred, El Paso Debt Obligations; provided, that in the event that an El Paso Debt Obligation Repayment Event occurs, any El Paso Debt Obligation shall by its terms become due and payable immediately. So long as the Indenture or New Indenture, as applicable, has not been discharged, if an El Paso Debt Obligation Repayment Event occurs and El Paso is required to repay the El Paso Debt Obligations, the Indenture Trustee or the New Indenture Trustee (with respect to amounts deposited into and credited to the New Notes Account only) shall invest such funds, or cause such funds to be invested, in Financial Investments, in each case, other than El Paso Debt Obligations and commercial paper of El Paso.

         "FIRST AMENDED AND RESTATED LLC AGREEMENT" is defined in the Preliminary Statements to the Chaparral LLC Agreement.

         "FISCAL QUARTER" means (i) the period commencing on the Closing Date and ending on March 31, 2000, and (ii) any subsequent three-month period commencing on each of January 1, April 1, July 1 and October 1 and ending on the next of March 31, June 30, September 30 and December 31, respectively; provided that the last Fiscal Quarter shall end on the first date on which all Chaparral Property is distributed pursuant to Section 12.2 of the Chaparral LLC Agreement and the Chaparral Certificate of Formation has been canceled pursuant to the LLC Act.

         "FISCAL YEAR" means (i) the period commencing on the Closing Date and ending on December 31, 2000, and (ii) any subsequent period commencing on January 1 and ending on the

                                Project Electron

                                                                         Annex A



earlier to occur of (a) the following December 31, or (b) the first date on which all Chaparral Property is distributed pursuant to Section 12.2 of the Chaparral LLC Agreement and the Chaparral Certificate of Formation has been canceled pursuant to the LLC Act.

         "FOURTH AMENDED AND RESTATED LLC AGREEMENT" is defined in the Preliminary Statements to the Chaparral LLC Agreement.

         "FPA" means the United States Federal Power Act.

         "GAAP" means consistently applied United States generally accepted accounting principles as in effect from time to time.

         "GOVERNMENTAL APPROVAL" means, with respect to any Person, any consent, license, approval, registration, permit, sanction or other authorization of any nature which is required to be granted by any Governmental Authority under Applicable Law (a) for the formation of such Person, (b) for the enforceability of any Transaction Document against such Person and such Person's making of any payments contemplated thereunder, and (c) for all such other matters as may be necessary in connection with the performance of such Person's material obligations under any Transaction Document.

         "GOVERNMENTAL AUTHORITY" means any federal, national, state, provincial, municipal, local, territorial or other governmental department, commission, board, bureau, agency, regulatory authority, instrumentality or judicial or administrative body, whether domestic or foreign, having jurisdiction over the matter or matters in question, provided that, with respect to any Subsidiary of Chaparral, such Governmental Authorities shall be limited to the jurisdictions in which such Subsidiary is organized or operates.

         "GROSS ASSET VALUE" means, with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows:

                  (i) The initial Gross Asset Value of any asset contributed by a Member to Chaparral shall be determined in accordance with the definition of "Initial Gross Asset Value";

                  (ii) The Gross Asset Values of all Chaparral assets shall be adjusted to equal their respective Mark-to-Market Values (A) as specified in Section 11.1, Section 11.2 and Section 12.2 of the Chaparral LLC Agreement and (B) upon the liquidation of Chaparral within the meaning of Regulation Section 1.704-1(b)(2)(ii)(g);

                  (iii) The Gross Asset Value of any Chaparral Property or Mesquite Property distributed to any Member shall be adjusted to equal the Mark-to-Market Value of such asset on the date of such distribution; and

                  (iv) The Gross Asset Values of the assets of Chaparral shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulation Section 1.704-1(b)(2)(iv)(m)

                                Project Electron

                                                                         Annex A



         and clause (v) of the definition of "NET INCOME" and "NET LOSSES" or
         Section 4.4(g) of the Chaparral LLC Agreement; provided, however, that Gross Asset Values shall not be adjusted pursuant to this clause (iv) to the extent that an adjustment pursuant to clause (ii) is required in connection with a transaction that would otherwise result in an adjustment pursuant to this clause (iv).

         "GROSS INCOME" means all items of gross income and gain (before reduction for cost of goods sold or similar items of cost) that are realized by Chaparral, including the component items of such income and gain that constitute Chaparral's distributive share of income, gain, loss and deduction from any Project Company or any Qualified Energy Assets, even if such component items are not required to be separately stated.

         "GUARANTOR" is defined in Section 1.01 of the New Indenture.

         "HAZARDOUS MATERIALS" means (a) petroleum or petroleum products and by-products or breakdown products thereof, radioactive materials, asbestos-containing materials, polychlorinated biphenyls and radon gas and (b) any other chemicals, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant under any Environmental Law.

         "HEDGE AGREEMENTS" means agreements relating to hedging activities in accordance with standard utility practices.

         "HOLDERS" and "NOTEHOLDERS" are defined in Section 1.01 of the Indenture.

         "IMMATERIALITY EXCEPTION" means any threshold, exclusion, exception or qualification to, or limitation on, any representation and warranty, or any covenant, respectively, made by any Person in a particular Transaction Document, which threshold, exclusion, exception, qualification or limitation exists by reason of the use therein of the term "Aggregate Chaparral Material Adverse Effect".

         "INDEMNIFIED EVENTS" is defined in Section 6.1(e) of the Participation Agreement.

         "INDEMNIFIED EXPENSES" means (i) any and all amounts paid to third Persons in respect of judgments, damages or penalties with respect to, or amounts paid to third Persons in settlement of, claims (including but not limited to negligence, strict or absolute liability, liability in tort and liabilities arising out of violation of regulatory requirements or other Applicable Laws of any kind), actions or suits and (ii) any and all out-of-pocket costs, Taxes, expenses, disbursements (including reasonable fees and disbursements of counsel and claims, damages, liabilities and expenses relating to environmental matters and to compliance with filing or other regulatory requirements applicable to any Person solely by reason of their participation in the transactions contemplated by the Transaction Documents) and other obligations payable to third Persons, provided, however, that all Indemnified Expenses shall expressly exclude (x) Taxes, other than Documentary Taxes, (y) Economic Losses and (z) Excluded Items.

         "INDEMNIFIED PARTY" is defined in Section 1 of the Tax Indemnification Agreement.

                                Project Electron

                                                                         Annex A



         "INDEMNIFIED PERSON" means any Expense Indemnified Person and any Loss Indemnified Person.

         "INDEMNIFIED TRUSTEE PERSONS" means the Persons included in the definition of "Indenture Trustee Persons" in Section 9.07 of the Limestone Trust Agreement, Section 7.07 of the Overfund Trust Agreement and Section 7.07 of the Share Trust Agreement.

         "INDENTURE" means the Second Supplemental Indenture dated as of the Effective Date among Limestone, the Co-Issuer and the Indenture Trustee.

         "INDENTURE ACCOUNTS" means the Indenture Distribution Account and the Indenture Collection Account.

         "INDENTURE COLLECTION ACCOUNT" is defined in Section 5.01(a) of the Indenture.

         "INDENTURE DISTRIBUTION ACCOUNT" is defined in Section 5.01(a) of the Indenture.

         "INDENTURE TRUSTEE" means The Bank of New York, as successor to the United States Trust Company of New York, in its capacity as Trustee under the Indenture or any successor thereto under the Indenture.

         "INDIRECT TAX MATTERS REPRESENTING PURCHASER" is defined in the definition of "Tax Matters Representing Purchaser" in Article II of the Limestone Trust Agreement.

         "INITIAL GROSS ASSET VALUE" means the initial Gross Asset Value of any Chaparral Property or Mesquite Property (in each case, other than Cash) on the Closing Date or on the date such Chaparral Property or Mesquite Property is contributed or otherwise acquired, determined as follows:

                  (i) The Initial Gross Asset Value of any El Paso Loan shall be equal to the principal amount of the relevant El Paso Note;

                  (ii) The Initial Gross Asset Value of any Financial Investment shall be equal to its face value, less unamortized discount and plus unamortized premium, if any;

                  (iii) The Initial Gross Asset Value of the Contingent Debt Instrument or any New Contingent Debt Instrument shall be equal to the lower of (x) the face amount of such Contingent Debt Instrument or New Contingent Debt Instrument and (y) the Asset PV of such Contingent Debt Instrument or New Contingent Debt Instrument;

                  (iv) The Initial Gross Asset Value of any Chaparral Property or Mesquite Property other than El Paso Loans, Financial Investments and Contingent Debt Instruments shall be equal to (A) in the case of any Mesquite Property held by Mesquite on the Closing Date, the value set forth on Schedule 3.2(b) of the Chaparral LLC Agreement, and (B) in the case of any Chaparral Property or Mesquite Property contributed by the Class B Members after the Closing Date, the lower of (1) El Paso's book value of such Chaparral Property or Mesquite Property on El Paso's books and records in accordance with GAAP and (2) the Asset PV of such Chaparral Property or

                                Project Electron

                                                                         Annex A



         Mesquite Property, determined in each case as of the date such Chaparral Property or Mesquite Property was acquired by Chaparral or Mesquite; and

                  (v) The Initial Gross Asset Value of Chaparral Property contributed by the Class A Member with the consent of the members pursuant to Section 3.3(b) of the Chaparral LLC Agreement shall be (x) in the case of any Financial Investment, the face value of such Financial Investment less unamortized discount and plus unamortized premium, if any, and (y) otherwise, the value as agreed by the Members at the time of such consent.

         "INITIAL NOTES" means the 8.625% senior secured notes due 2003 issued by Limestone and the Co-Issuer pursuant to the Original Indenture in an original aggregate principal amount of $1,000,000,000.

         "INITIAL PURCHASER" means Donaldson, Lufkin & Jenrette Securities Corporation.

         "INITIAL SHARES" has the meaning set forth in the recitals to the Remarketing Agreement.

         "INTEREST" means any membership interest in Chaparral, including any and all benefits to which the holder of such an interest may be entitled as provided in the Chaparral LLC Agreement, together with all obligations of such Person to comply with the terms and provisions of the Chaparral LLC Agreement.

         "INTERNAL RATE OF RETURN" or "IRR" means, as of the date of determination, the internal rate of return with respect to the Limestone Equity PIK Component calculated to be that discount rate compounded semi-annually which, when applied to each cash distribution relating to the Limestone Certificates from December 28, 1999, and up to and including the date such calculation is made, reduced in each case by any distribution attributable to the Limestone Equity Cash Component, and taking into account the date of each such distribution, produces a present value of such amounts equal to $50,000,000. For purposes of this definition, payments with respect to the Limestone Certificates attributable to Sections 5.1(c) or 5.1(e)(ii) of the Chaparral LLC Agreement will be deemed to be with respect to the Limestone Equity PIK Component and all other payments with respect to the Limestone Certificates will be deemed to be with respect to the Limestone Equity PIK Component only to the extent such amounts exceed the Limestone Equity Cash Component at the time of determination.

         "INVESTMENT" means any investment in any Person, whether by means of share purchase, capital contribution, loan, time deposit or otherwise.

         "INVESTMENT AGREEMENT" means the agreement(s) and other documentation evidencing Mesquite's interest in the applicable New Asset.

         "INVESTMENT CERTIFICATE" is defined in Section 4.05(e) of the Limestone Trust Agreement.

         "INVESTMENT CLOSING DATE" means the date of consummation of the acquisition (by purchase, exchange or contribution) of the applicable New Asset.

                                Project Electron

                                                                         Annex A



         "INVESTMENT COMPANY ACT" means the United States Investment Company Act of 1940, as amended.

         "INVOLUNTARY BANKRUPTCY" is defined in the definition of "Bankruptcy".

         "INVOLUNTARY TRANSFER" is defined in Section 10(a) of the Contingent Debt Instrument.

         "INVOLUNTARY TRANSFER NON-CASH CONSIDERATION" is defined in Section 10(a) of the Contingent Debt Instrument.

         "IRREVOCABLE ELECTION" means, with respect to the Purchase Option or Retirement Option, the delivery by the Primary Class B Member to the Class A Member of a written notice pursuant to which the Primary Class B Member unconditionally covenants and agrees that the Purchase Option or Retirement Option shall be consummated on or prior to the Purchase Date or Retirement Date specified in the related Purchase Option Notice or Retirement Notice.

         "ISSUANCE ITEMS" is defined in Section 4.4(h) of the Chaparral LLC Agreement.

         "ISSUER" means Limestone.

         "ISSUER MATERIAL ADVERSE EFFECT" means a material adverse change in the financial condition of the Issuers or any event or occurrence of whatever nature that could reasonably be expected to materially and adversely affect the ability of the Issuers to perform their obligations under the Transaction Documents.

         "ISSUERS" means Limestone and the Co-Issuer.

         "JUNE 11 AGREEMENT" means the El Paso Credit Facility Agreement dated as of June 11, 2001 (without giving effect to any amendment, restatement, termination, or replacement of such El Paso Credit Facility Agreement after such date).

         "LEGAL IMPOSSIBILITY" is defined in Section 1 of the Remarketing Agreement.

         "LEGAL PROCEEDINGS" is defined in Section 6.1(e) of the Participation Agreement.

         "LIABILITIES" is defined in Section 1 of the Management Agreement.

         "LIEN" means any mortgage, pledge, hypothecation, assignment for security, encumbrance, lien (statutory or other), security interest or other security device or arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any lease having substantially the same effect as any of the foregoing).

         "LIMESTONE" means Limestone Electron Trust, a special purpose statutory business trust created under the law of the State of Delaware.

         "LIMESTONE CERTIFICATES" means the Limestone Certificates issued under the Limestone Trust Agreement, including the Original Certificates and the Subsequent Certificates, but expressly excluding the El Paso Interest.

                                Project Electron

                                                                         Annex A



         "LIMESTONE CERTIFICATE TRIGGER EVENT" means (i) the occurrence of a Limestone Note Trigger Event (and the expiration of the applicable Asset Remedy Standstill Period or Share Trust Remedy Standstill Period, as applicable), (ii) after the repayment in full of the Outstanding Limestone Notes, the occurrence of a New Indenture Event of Default and the acceleration of the New Limestone Notes as a result thereof (and the expiration of the applicable Asset Remedy Standstill Period) or (iii) following the repayment of the Limestone Notes and the New Limestone Notes in full and the commencement of the Earn-Out Period, the failure of Chaparral to make the distributions or payments to Limestone in respect of its Class A Member Interest under Sections 3.4(f), 5.1, 6.10, 11.1,
11.2 and 12.2 of the Chaparral LLC Agreement.

         "LIMESTONE CERTIFICATE YIELD" means, for any period, the product of (a) a rate of (x) on any date prior to March 15, 2003, 10.35% and (y) on any date occurring on or after March 15, 2003, 10.85% (plus an additional 0.50% for every additional successive semi-annual period commencing on or after September 15, 2003 until March 15, 2006), in each case, per annum and (b) the Limestone Equity Cash Component and (c) the quotient of (i) the number of days actually elapsed (calculated on the basis of a 360-day year consisting of twelve 30-day months) since the later of the Closing Date or the last payment of Limestone Certificate Yield and (ii) 360.

         "LIMESTONE COLLECTION ACCOUNT" is defined in Section 6.02(b) of the Limestone Trust Agreement.

         "LIMESTONE CONTINGENT SHARE TRUST REMEDY CONDITION" is defined in
Section 1 of the Remarketing Agreement.

         "LIMESTONE CREDIT AGREEMENT" means the $72,750,000 Credit Agreement dated as of August 19, 1999, among Limestone (as assignee of Limestone Investors), the Limestone Lenders, and Donaldson, Lufkin & Jenrette, Inc. as administrative agent and as security agent, as amended by the Assignment and Assumption Agreement.

         "LIMESTONE DISTRIBUTION ACCOUNT" is defined in Section 6.02(a) of the Limestone Trust Agreement.

         "LIMESTONE EQUITY CASH COMPONENT" means $100,000,000 or such lesser amount as may be indicated in writing by Limestone to the Managing Member from time to time pursuant to Section 6.07(b) of the Limestone Trust Agreement.

         "LIMESTONE EQUITY CASH COMPONENT MAKE-WHOLE PREMIUM" means (i) if calculated on any date on or prior to March 14, 2003, the excess, if any, of (x) the present value as of such date of a stream of semi-annual payments consisting of 10.35% annual interest on the Limestone Equity Cash Component in effect on such date payable on each Distribution Date from such date through the Maturity Date, and a payment of the Limestone Equity Cash Component in effect on the date of determination on the Maturity Date, discounted on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Yield plus 100 basis points, over (y) the Limestone Equity Cash Component in effect on such date and (ii) if calculated on or after the Maturity Date, zero.

                                Project Electron

                                                                         Annex A



         "LIMESTONE EQUITY PIK COMPONENT" means on the Closing Date $51,148,850.05 and on any date thereafter, such amount increased by the portion of the cumulative Class A Member's Priority Return described in clause (b)(iv) of the definition thereof which has accrued through such date and decreased by the sum of (a) the aggregate distributions made pursuant to Section 5.1(c) or
Section 5.1(e)(ii) of the Chaparral LLC Agreement and pursuant to Section 5.1(c) or Section 5.1(e)(ii) of the Fourth Amended and Restated LLC Agreement, and (b) such amounts as may be indicated in writing by Limestone to the Managing Member from time to time pursuant to Section 6.07(b) of the Limestone Trust Agreement.

         "LIMESTONE EQUITY PIK COMPONENT MARK-TO-MARKET YIELD AMOUNT" means

         (a) if the Earn-Out Period Commencement Date has not occurred, that amount when added to other cash to be paid or distributed on such date with respect to the Limestone Certificates that is with respect to the Limestone Equity PIK Component would produce the same IRR with respect to the Limestone Equity PIK Component as would have been achieved if Limestone had received its Capital Account balance with respect to its Class A Member Interest on the Mark-To-Market Measurement Date (after giving effect to the allocations called for on such Mark-to-Market Measurement Date) and the Limestone Notes and New Limestone Notes were retired on such Mark-to-Market Measurement Date for an amount equal to their outstanding principal balance and accrued interest thereon, and

         (b) if the Earn-Out Period Commencement Date has occurred (i) on or prior to the Maturity Date, the greater of (x) the Unpaid Premium Amount, calculated as of such determination date, and (y) the amount that would be determined under clause (ii) as of such date and (ii) after the Maturity Date, that amount which when added to other cash to be distributed on such date with respect to the Limestone Certificates that is attributable to the Limestone Equity PIK Component would produce an IRR of 21% for the period from December 28, 1999 to the Earn-Out Period Commencement Date and 25% for the period from the Earn-Out Period Commencement Date to the Earn-Out Period Termination Date.

         "LIMESTONE EQUITY PIK COMPONENT MAKE-WHOLE PREMIUM" means on any date, the excess, if any, with respect to any amount distributed or paid prior to the Maturity Date that, upon distribution with respect to the Limestone Certificates, would reduce the Limestone Equity PIK Component (a "REDUCTION AMOUNT") of (x) the sum of the present values to the date of determination of
(I) the Distributions that would have been made to the Class A Member pursuant to Section 5.1(c) or Section 5.1(e)(ii) of the Chaparral LLC Agreement during the period from such date of determination through March 15, 2005 assuming net taxable income is allocated to the Class A Member sufficient to produce an IRR of 17.5% with respect to such Reduction Amount during each taxable period during such period, and (II) a hypothetical future payment with respect to such Reduction Amount on March 15, 2005, which payment would produce an IRR with respect to such Reduction Amount of 17.5%, each such payment discounted to the date of determination on a semi-annual basis at the applicable Treasury Yield plus 450 basis points over (y) such Reduction Amount of such date.

         "LIMESTONE INVESTORS" is defined in the Preliminary Statements to the Chaparral LLC Agreement.

                                Project Electron

                                                                         Annex A



         "LIMESTONE INVESTORS PURCHASE AGREEMENT" is defined in the Preliminary Statements to the Chaparral LLC Agreement.

         "LIMESTONE LENDERS" means the "Lenders" under, and as defined in, the Limestone Credit Agreement.

         "LIMESTONE LOAN" means the loan of $72,750,000 made by the Limestone Lenders to Limestone pursuant to the Limestone Credit Agreement.

         "LIMESTONE NOTE COMPONENT" means, on any date, the aggregate outstanding principal amount of the Limestone Notes and the New Limestone Notes.

         "LIMESTONE NOTE PAYMENT DATE" means (a) with respect to the Limestone Notes, a Limestone Note Payment Date under (and as defined in) the Indenture and
(b) with respect to the New Limestone Notes, a Limestone Note Payment Date under (and as defined in) the New Indenture.

         "LIMESTONE NOTES" means the 8.625% senior secured notes due 2003 issued by Limestone and the Co-Issuer pursuant to the Original Indenture in an original aggregate principal amount of $1,000,000,000.

         "LIMESTONE NOTES MAKE-WHOLE PREMIUM" means an amount equal to the excess, if any, of (a) the aggregate amounts payable by the Issuers pursuant to
Section 14.01(e)(ii) of the Indenture as of any Optional Redemption Date (as defined in the Indenture), over (b) the aggregate outstanding principal amount of Limestone Notes to be redeemed as of such Optional Redemption Date.

         "LIMESTONE NOTE TRIGGER EVENT" means the occurrence of (a) the Acceleration Trigger or (b) the Maturity Trigger.

         "LIMESTONE SECURITIES" means the Limestone Notes, the New Limestone Notes (where applicable) and the Limestone Certificates.

         "LIMESTONE TRUST AGREEMENT" means the Third Amended and Restated Trust Agreement dated as of the Signing Date, among El Paso, Electron, Wilmington Trust Company, a Delaware banking corporation, and Limestone.

         "LIMESTONE TRUSTEE" means Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as trustee under the Limestone Trust Agreement.

         "LIMITED LIABILITY EQUITY INTERESTS" means Equity Interests that do not provide for recourse against the holder thereof for the liabilities of the issuer thereof.

         "LIQUIDATING EVENTS" is defined in Section 12.1 of the Chaparral LLC Agreement.

         "LIQUIDATION NOTICE" is defined in Section 12.10(a) of the Chaparral LLC Agreement.





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                                Project Electron

                                                                         Annex A



         "LIQUIDATOR" is defined in Section 12.8 of the Chaparral LLC Agreement.

         "LLC ACT" means the Delaware Limited Liability Company Act, as set forth in Del. Code Ann. Tit. 6, Sections 18-101, et seq. and any successor statute, as the same may be amended from time to time.

         "LOSS INDEMNIFIED PERSON" means each Person referred to in clauses (i) and (ii) of the definition of Expense Indemnified Person, and the permitted successors and assigns of such Person.

         "MAJORITY CERTIFICATEHOLDERS" has the meaning assigned to such term in the Limestone Trust Agreement.

         "MAJORITY HOLDERS" or "MAJORITY NOTEHOLDERS" has the meaning assigned to such term in the Indenture.

         "MAJORITY NEW HOLDERS" OR "MAJORITY NEW NOTEHOLDERS" has the meaning assigned to such term in the New Indenture.

         "MANAGEMENT AGREEMENT" means the Amended and Restated Management Agreement dated as of March 27, 2000 among El Paso Chaparral, Chaparral, Mesquite, and the Management Company regarding the operations and management of Chaparral, Mesquite and their respective Subsidiaries.

         "MANAGEMENT COMPANY" means El Paso Chaparral Management, L.P., a Delaware limited partnership.

         "MANAGEMENT FEE CALCULATION DATE" means, with respect to each year, October 1 of such year or such other date on which the Management Company shall deliver to the Project Companies its calculation of the Annual Performance Fee and the Coverage Ratio pursuant to Section 4.3 or 4.4 of the Management Agreement.

         "MANAGER" means the Management Company or any successor manager appointed pursuant to Section 5 of the Management Agreement, in each case providing administrative and management services pursuant to Section 2 of the Management Agreement.

         "MANAGING MEMBER" means (a) at all times prior to the appointment of any replacement Managing Member in accordance with Section 6.1(a) of the Chaparral LLC Agreement, the Primary Class B Member, and (b) on and after the appointment of any replacement Managing Member in accordance with Section 6.1(a) of the Chaparral LLC Agreement, the Class A Member.

         "MANDATORY REDEMPTION" means (a) with respect to the Notes, a Mandatory Redemption under, and as defined in, the Indenture, and (b) with respect to the New Limestone Notes, a Mandatory Redemption under, and as defined in, the New Indenture.

         "MARGIN STOCK" means "margin stock" as defined in Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.






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                                Project Electron

                                                                         Annex A



         "MARK-TO-MARKET BALANCE SHEET" is defined in Section 8.2(d) of the Chaparral LLC Agreement.

         "MARK-TO-MARKET MEASUREMENT DATE" means (a) with respect to the retirement of the Class A Member Interest in accordance with Section 11.1 of the Chaparral LLC Agreement, the last day of the Fiscal Quarter preceding the Fiscal Quarter during which the earliest of (i) the Retirement Notice was delivered,
(ii) if the Retirement Notice is delivered after a Limestone Note Trigger Event, the date such Limestone Note Trigger Event occurred or (iii) if the Retirement Notice is delivered after a Specified Equity Event, the date such Specified Equity Event occurred; (b) with respect to the liquidation of Chaparral pursuant to Section 12.2 of the Chaparral LLC Agreement, the last day of the Fiscal Quarter immediately preceding the Fiscal Quarter during which the earliest of
(i) the Liquidating Event giving rise to such liquidation occurred, (ii) if applicable, the date the Limestone Note Trigger Event giving rise to such Liquidating Event occurred or (iii) if applicable, the date the Specified Equity Event giving rise to such Liquidating Event occurred; or (c) with respect to the exercise of the Purchase Option, the last day of the Fiscal Quarter immediately preceding the Fiscal Quarter during which the earliest of (i) the date on which the Purchase Option Notice was delivered, (ii) if the Purchase Option Notice was delivered after a Limestone Note Trigger Event, the date such Limestone Note Trigger Event occurred or (iii) if the Purchase Option Notice is delivered after a Specified Equity Event, the date such Specified Equity Event occurred.

         "MARK-TO-MARKET VALUE" means, with respect to any asset, the following:

                  (i) The Mark-to-Market Value of any El Paso Loan shall be the outstanding principal balance of such El Paso Loan plus accrued but unpaid interest.

                  (ii) The Mark-to-Market Value of any Financial Investment shall be its face value less unamortized discounts and plus unamortized premium, if any.

                  (iii) The Mark-to-Market Value of Chaparral shall be (A) prior to a Mark-to-Market Measurement Date, the sum of the Initial Gross Asset Values of the assets contributed by the Members to Chaparral, and
         (B) on or after a Mark-to-Market Measurement Date, the sum of the Asset PVs of each asset owned by Chaparral net of all applicable liabilities not taken into account in the calculation of Asset PVs.

                  (iv) The Mark-to-Market Value of Mesquite shall be (A) prior to a Mark-to-Market Measurement Date, the sum of the Initial Gross Asset Values of the assets contributed to Mesquite by Chaparral or otherwise acquired by Mesquite, and (B) on or after a Mark-to-Market Measurement Date, the sum of the Asset PVs of each asset owned by Mesquite net of all applicable liabilities not taken into account in the calculation of Asset PVs.

         "MASSPOWER" means MASSPOWER, a Massachusetts general partnership.

         "MATURITY DATE" means March 15, 2003.

                                Project Electron

                                                                         Annex A



         "MATURITY TRIGGER" means the failure to deposit with the Indenture Trustee, at least 120 days prior to the Maturity Date, an amount that, in the aggregate with all funds and any investments then held in the Indenture Accounts and available to the Indenture Trustee for repayment of the Limestone Notes, is sufficient to repay all accrued and unpaid interest on and all outstanding principal of the Limestone Notes on the Maturity Date and any other determinable amounts that are, or are scheduled to become, due and payable under the Indenture on or prior to the Maturity Date.

         "MEMBERS" means the Class A Member and the Class B Members, collectively. "MEMBER" means any one of the Members.

         "MEMBER NONRECOURSE DEBT MINIMUM GAIN" means an amount, with respect to each partner nonrecourse debt within the meaning of Regulations Section 1.704-2(b)(4), equal to partnership minimum gain within the meaning of Regulations Sections 1.704-2(b)(2) and 1.704-2(d) that would result if such partner nonrecourse debt were treated as a nonrecourse liability with the meaning of Regulations Section 1.704-2(b)(3), determined in accordance with Regulation Section 1.704-2(i)(3).

         "MESQUITE" means Mesquite Investors, L.L.C., a Delaware limited liability company of which Chaparral is the sole member.

         "MESQUITE CREDIT AGREEMENT" means the Credit Agreement dated as of August 12, 1999, among Mesquite, the lenders party thereto, and El Paso, as administrative agent, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "MESQUITE FINANCING DOCUMENTS" means, collectively, (a) the Mesquite Specified Credit Documents and (b) each other agreement governing Mesquite Permitted Financial Obligations and each agreement or instrument delivered in connection with the granting of security for any Mesquite Permitted Financial Obligation, in each case as amended, supplemented, amended and restated or otherwise modified from time to time.

         "MESQUITE LLC AGREEMENT" means the Third Amended and Restated Limited Liability Company Agreement of Mesquite dated as of the Closing Date, as amended from time to time.

         "MESQUITE LLC INTEREST" means the sole membership interest in Mesquite.

         "MESQUITE MINORITY OWNED QEC" means any Qualified Energy Company (i) in which Mesquite owns any Equity Interest and (ii) that is not a Subsidiary of Mesquite.

         "MESQUITE OPERATING SUBSIDIARY" means the direct or indirect subsidiaries of Mesquite which are organized to acquire (by purchase, exchange or contribution) Existing Assets, New Assets or other Qualified Energy Assets acquired from time to time.

         "MESQUITE PERMITTED ASSETS" means:

                  (a) Qualified Energy Assets that are Limited Liability Equity Interests (including the Existing Assets and the Specified New Assets); provided, that such assets will only be "Mesquite Permitted Assets" if such assets are, or represent direct or indirect interests in, assets located in the United States and Canada;

                                Project Electron

                                                                         Annex A



                  (b) Financial Investments;

                  (c) El Paso Loans;

                  (d) the Contingent Debt Instrument; and

                  (e) any other assets that are contributed to or otherwise acquired by Mesquite with the consent of all of the Members of Chaparral; provided, that any assets acquired pursuant to this clause
         (e) that are Qualified Energy Assets shall be, or shall represent direct or indirect interests in, assets located in the United States or Canada.

         "MESQUITE PERMITTED FINANCIAL OBLIGATIONS" means Permitted Financial Obligations of Mesquite and its Subsidiaries that are non-recourse to Chaparral (except as to Chaparral's interest in the Mesquite LLC Interest) and are secured (if at all) only by the Mesquite LLC Interest and/or the assets of Mesquite and its Subsidiaries.

         "MESQUITE PLEDGE AGREEMENT" means the Pledge and Security Agreement dated as of August 12, 1999, as amended from time to time, by Chaparral in favor of El Paso.

         "MESQUITE PROPERTY" means all real and personal property owned by Mesquite and any improvements thereto, including both tangible and intangible property.

         "MESQUITE SPECIFIED CREDIT DOCUMENTS" means, collectively, the Mesquite Credit Agreement, the Notes (as defined in the Mesquite Credit Agreement), and the Mesquite Pledge Agreement.

         "MODIFIED ITEMS" is defined in Section 4.4(h) of the Chaparral LLC Agreement.

         "MOODY'S" means Moody's Investors Service, Inc. or any successor by merger, consolidation or otherwise to its business.

         "MULTIEMPLOYER PLAN" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which El Paso or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions and in respect of which El Paso or an ERISA Affiliate has any liability (contingent or otherwise), such plan being maintained pursuant to one or more collective bargaining agreements.

         "MULTIPLE EMPLOYER PLAN" means a single employer plan, as defined in
Section 4001(a)(15) of ERISA, that (a) is maintained for employees of El Paso or an ERISA Affiliate and at least one Person other than El Paso and its ERISA Affiliates or (b) was so maintained and in respect of which El Paso or an ERISA Affiliate could have liability under Sections 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

         "NET INCOME" and "NET LOSSES" means, for each Allocation Period, an amount equal to Chaparral's taxable income or loss for such Allocation Period, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated

                                Project Electron

                                                                         Annex A



separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

                  (i) Any income of Chaparral that is exempt from federal income tax and not otherwise taken into account in computing Net Income or Net Losses pursuant to this definition of "NET INCOME" and "NET LOSSES" shall be added to such taxable income or loss;

                  (ii) Any expenditures of Chaparral described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Net Income or Net Losses pursuant to this definition of "NET INCOME" and "NET LOSSES" shall be subtracted from such taxable income or loss;

                  (iii) In the event the Gross Asset Value of any asset of Chaparral is adjusted pursuant to clause (ii) or (iii) of the definition of Gross Asset Value, the amount of such adjustment shall be taken into account as taxable income or loss from the disposition of such asset for purposes of computing Net Income or Net Losses;

                  (iv) Gain or loss resulting from any disposition of Chaparral Property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of Chaparral Property disposed of, notwithstanding that the adjusted tax basis of such Chaparral Property differs from its Gross Asset Value;

                  (v) To the extent an adjustment to the adjusted tax basis of any asset of Chaparral pursuant to Code Section 734(b) is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Member's Interest, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) from the disposition of such asset and shall be taken into account for purposes of computing Net Income or Net Losses;

                  (vi) Any items that are allocated pursuant to Section 4.2 or
         4.4 of the Chaparral LLC Agreement shall not be taken into account in computing Net Income or Net Losses; and

                  (vii) In lieu of depreciation, amortization and other cost recovery deductions taken into account in computing Net Income and Net Losses, there shall be taken into account Depreciation for such Allocation Period, computed in accordance with the definition of Depreciation.

         The amounts of the items of income, gain, loss or deduction of Chaparral available to be allocated pursuant to Sections 4.2 and 4.4 of the Chaparral LLC Agreement shall be determined by applying rules analogous to those set forth in clauses (i) through (vi) above.

                                Project Electron

                                                                         Annex A



         "NET WORTH" means with respect to El Paso, as of any date of determination, the sum of the preferred stock and stockholders' equity of El Paso as shown on the most recent consolidated balance sheet of El Paso made available in accordance with Section 5.1(e) of the Participation Agreement.

         "NEW ADMINISTRATIVE EXPENSES" is defined in Section 1.01 of the New Indenture.

         "NEW ASSETS" means (i) the Specified New Assets, (ii) any Equity Interests in any Business Entity that directly or indirectly (through one or more other Business Entities) owns any of the Assets referred to in clause (i), and (iii) any other assets that become Chaparral Permitted Assets owned by Chaparral or Mesquite Permitted Assets owned by Mesquite.

         "NEW CONTINGENT DEBT INSTRUMENTS" means each instrument substantially in the form of Exhibit C to the Chaparral LLC Agreement.

         "NEW HOLDERS" and "NEW NOTEHOLDERS" are defined in Section 1.01 of the New Indenture.

         "NEW INDENTURE" means the indenture dated as of the Effective Date among the Issuers, El Paso, as guarantor, and The Bank of New York, as New Indenture Trustee.

         "NEW INDENTURE EVENTS OF DEFAULT" means the "Events of Default" under, and as defined in, the New Indenture.

         "NEW INDENTURE TRUSTEE" means The Bank of New York in its capacity as New Indenture Trustee under the New Indenture or any successor thereto under the New Indenture.

         "NEW INDENTURE TRUSTEE FEE" means the initial and annual fee to be paid to the New Indenture Trustee pursuant to Section 11.07 and in accordance with a separate fee agreement between Limestone and the New Indenture Trustee.

         "NEW LIMESTONE NOTES" means up to $1,000,000,000 of aggregate principal amount of 8.625% guaranteed senior unsecured notes due 2003 issued by Limestone and the Co-Issuer pursuant to the New Indenture in exchange for a like aggregate principal amount of Limestone Notes.

         "NEW LIMESTONE NOTES MAKE-WHOLE PREMIUM" means an amount equal to the excess, if any, of (a) the aggregate amounts payable by the Issuers (x) pursuant to Section 14.01(e)(ii) of the New Indenture as of any Optional Redemption Date (as defined in the New Indenture) or (y) pursuant to Section 9.01 or 15.01 of the New Indenture in connection with an acceleration of the New Limestone Notes or a Mandatory Redemption of the New Limestone Notes as a result of a New Indenture Event of Default of the type described in Section 9.01(a) of the New Indenture over (b) the aggregate outstanding principal amount of New Limestone Notes to be redeemed as of such Optional Redemption Date.

         "NEW NOTES ACCOUNT" is defined in Section 1.01 in the New Indenture.

         "NEW NOTES LIQUIDITY PAYMENTS" is defined in Section 3.08 of the New Indenture.

                                Project Electron

                                                                         Annex A



         "NEW SERIES" means the shares of preferred stock or other equity securities of El Paso, in each case which contemplate the mandatory issuance of shares of El Paso Common Stock, or shares of El Paso Common Stock, the registration and sale of which are permitted pursuant to Section 7(a) of the Remarketing Agreement.

         "NON-UTILITY GENERATION ASSETS" means Limited Liability Equity Interests in any Business Entity not less than 90% of the aggregate book value of the property, plant and equipment of which at the time of the proposed acquisition thereof are tangible assets that are electric power generation assets (other than nuclear, solar or wind power assets) located in the United States of America that have commenced commercial operations at the time of the contemplated acquisition thereof.

         "NOTE PURCHASE AGREEMENT" means the Note Purchase Agreement dated March 15, 2000 among El Paso, Limestone, the Co-Issuer and DLJ.

         "OBLIGATION" means, with respect to any Person, any obligation of such Person of any kind, including, without limitation, any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding.

         "OCTOBER 1 FINANCIAL MODEL" is defined in the definition of "Cash Flows" in the Management Agreement.

         "OFFERING CIRCULAR AND CONSENT SOLICITATION STATEMENT" means the Offer to Exchange and Consent Solicitation Statement dated March 28, 2002 of the Issuers.

         "OFFERING MEMORANDUM" means the Offering Memorandum dated March 15, 2000 relating to the issuance and sale of the Limestone Notes.

         "OFFICER'S CERTIFICATE" means a certificate of any Person signed by any Authorized Officer of such Person.

         "OPTIONAL REDEMPTION" means (a) with respect to the Limestone Notes, an Optional Redemption under (and as defined in) the Indenture, and (b) with respect to the New Limestone Notes, an Optional Redemption under (and as defined in) the New Indenture.

         "ORDINARY PROJECT ACTIVITIES" means, with respect to any Project Company, the operating and maintenance activities required to operate such Project Company in accordance with standard utility practices (other than Restructurings) including, but not limited to, entering into, amending or canceling (i) operating and maintenance contracts, (ii) engineering, construction and procurement contracts, (iii) power purchase or sales contracts,
(iv) gas/alternative fuel purchase and sales contracts, (v) purchase, sales or disposals of inventories, parts, or other assets and (vi) other Permitted Financial Obligations of such Project Company.

                                Project Electron

                                                                         Annex A



         "ORGANIZATIONAL DOCUMENTS" means, with respect to any Person, any certificate of incorporation, charter, by-laws, memorandum of association, articles of association, partnership agreement, limited liability company agreement, certificate of formation of a limited liability company, certificate of limited partnership, certificate of trust, trust agreement or other agreement or instrument under which such Person is formed or organized, and which established the legal personality of such Person under Applicable Law, and any amendment to any of the foregoing.

         "ORIGINAL CERTIFICATES" means the $50,000,000 aggregate certificate face amount of Limestone Certificates issued on December 28, 1999.

         "ORIGINAL INDENTURE" is defined in the first recital of the Indenture.

         "ORIGINAL LLC AGREEMENT" is defined in the Preliminary Statements to the Chaparral LLC Agreement.

         "ORIGINAL OVERFUND TRUST AGREEMENT" means the Trust Agreement of El Paso Electron Overfund Trust dated March 15, 2000.

         "ORIGINAL PARTICIPATION AGREEMENT" is defined in the Preliminary Statements of the Participation Agreement.

         "ORIGINAL SHARE TRUST AGREEMENT" means the Trust Agreement of El Paso Electron Share Trust dated March 15, 2000.

         "OUTSTANDING" is defined in Section 1.01 of the Indenture (with respect to the Limestone Notes) and Section 1.01 of the New Indenture (with respect to the New Limestone Notes).

         "OVERFUND AMOUNT" means $278,659,876.73 of the proceeds of the issuance and sale of the Limestone Notes.

         "OVERFUND AMOUNT (LIMESTONE NOTES PORTION)" means the collective reference to (i) the El Paso Debt Security captioned "El Paso Debt Security (Limestone Notes)" in the initial principal amount of $225,899,784.09, created to provide for payments at least equal to the interest payable on the Limestone Notes, (ii) all payments of principal and interest thereon (whether upon stated payment dates, prepayment, acceleration or otherwise), (iii) all Financial Investments acquired with any proceeds of payments under such "El Paso Debt Security (Limestone Notes)" or otherwise held to provide for payments at least equal to the interest payable on the Limestone Notes and all proceeds of the foregoing and (iv) all amounts (and investments thereof) paid to Limestone or the Indenture Trustee from or in respect of the foregoing.

         "OVERFUND DISTRIBUTION ACCOUNT" is defined in Section 4.02(a) of the Overfund Trust Agreement.

         "OVERFUND DISTRIBUTION DATE" means each and every Business Day other than the Closing Date.

                                Project Electron

                                                                         Annex A



         "OVERFUND TRUST" means El Paso Electron Overfund Trust, a statutory business trust created under the law of the State of Delaware.

         "OVERFUND TRUST AGREEMENT" means the Second Amended and Restated Trust Agreement of El Paso Overfund Trust dated as of the Signing Date, among the Overfund Trustee, Chaparral, El Paso, as depositor, and the Overfund Trust.

         "OVERFUND TRUSTEE" means Wilmington Trust Company, a Delaware banking corporation, in its capacity as trustee of the Overfund Trust.

         "PARTIAL REMARKETING" is defined in Section 1 of the Remarketing Agreement.

         "PARTICIPATION AGREEMENT" means the Amended and Restated Participation Agreement dated as of the Signing Date, among El Paso, Limestone, DLJ Inc., El Paso Chaparral Holding, El Paso Chaparral Holding II, El Paso Chaparral, Management Company, Chaparral, Mesquite, Electron, Wilmington Trust Company (in its individual capacity), the Indenture Trustee, the Overfund Trust and the Share Trust.

         "PARTY" is defined in the first paragraph of the Participation
Agreement.

         "PAYMENT DATE" means with respect to (i) the liquidation of Chaparral pursuant to Article XII of the Chaparral LLC Agreement, the date on which all Chaparral Property is distributed pursuant to Section 12.2 of the Chaparral LLC Agreement and the Chaparral Certificate of Formation has been canceled pursuant to the LLC Act, (ii) the election by the Electing Purchasers to purchase the Class A Member Interest pursuant to Section 11.2 of the Chaparral LLC Agreement, the Purchase Date, or (iii) the election by the Class B Member to retire all of the Class A Member Interest pursuant to Section 11.1 of the Chaparral LLC Agreement, the Retirement Date.

         "PBGC" means the Pension Benefit Guaranty Corporation (or any successor).

         "PERMIT" means any approval, certificate of occupancy, consent, waiver, exemption, variance, franchise, order, permit, authorization, right or license of or from any Governmental Authority.

         "PERMITTED FINANCIAL OBLIGATIONS" of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than any portion of any trade payable obligation that shall not have remained unpaid for 91 days or more from the later of (i) the original due date of such portion and (ii) the customary payment date in the industry and relevant market for such portion), (c) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments, (d) all obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (whether or not the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases, (f) all obligations, contingent or otherwise, of such Person under acceptance, letter of credit or similar

                                Project Electron

                                                                         Annex A



facilities, (g) all obligations of such Person to purchase, redeem, retire, defease or otherwise acquire for value any partnership or member or other equity interests of such Person, (h) the amount of all financial obligations of such Person in respect of Hedge Agreements, (i) the amount of all other financial obligations of such Person under any other Contractual Obligation of such Person, (j) all Permitted Financial Obligations of other Persons of the type described in clauses (a) through (i) above guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (i) to pay or purchase such Permitted Financial Obligations or to advance or supply funds for the payment or purchase of such Permitted Financial Obligations, (ii) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Permitted Financial Obligations or to assure the holder of such Permitted Financial Obligations against loss, (iii) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (iv) otherwise to assure a creditor against loss, and (k) all Permitted Financial Obligations of the type described in clauses (a) through (j) above secured by (or for which the holder of such Permitted Financial Obligations has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for payment of such Permitted Financial Obligations.

         "PERMITTED LIENS" with respect to any Person shall mean the following:

                  (i) Liens for taxes not yet delinquent or Liens for taxes being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of such Person) have been established;

                  (ii) Liens in respect of property or assets imposed by law which were incurred in the ordinary course of business, such as carriers', warehousemen's, materialmen's and mechanics' Liens and other similar Liens arising in the ordinary course of business, which do not in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of such Person or any Subsidiary of such Person;

                  (iii) Liens created under or contemplated by any Transaction Document;

                  (iv) Mechanic's Liens, carrier's Liens, and other Liens to secure the performance of tenders, statutory obligations, contract bids, government contracts, performance and return-of-money bonds and other similar obligations, incurred in the ordinary course of business (exclusive of obligations in respect of the payment for borrowed money), whether pursuant to statutory requirements, common law or consensual arrangements; and

                  (v) Liens (including covenants, restrictions, rights, easements and minor irregularities in title) that do not materially interfere with the business or operations of such Person as presently conducted.

         "PERMITTED TRANSFER" is defined in Section 10.1(c) of the Chaparral LLC Agreement.

                                Project Electron

                                                                         Annex A



         "PERMITTED TRANSFEREE" is defined in Section 10.1(c) of the Chaparral LLC Agreement.

         "PERSON" means any individual, trust, estate, association, Business Entity or other entity, or a government or any political subdivision or agency thereof.

         "PHASE II PARTICIPATION AGREEMENT" is defined in Section 4.2(b) of the Participation Agreement.

         "PLAN" means a Single Employer Plan or a Multiple Employer Plan.

         "POWER ASSETS" means (a) the Existing Assets, (b) the Specified New Assets and (c) the Contingent Debt Instrument.

         "PRELIMINARY OFFERING MEMORANDUM" means the Preliminary Offering Memorandum dated March 10, 2000 relating to the issuance and sale of the Limestone Notes.

         "PRESENT VALUE" is defined in Section 1 of the Management Agreement.

         "PRICING" means, with respect to any security, the determination of the price at which the underwriter(s) (in a firm commitment underwriting arrangement) or the purchaser(s) are willing to purchase, and the holder of such security (or issuer thereof, if such security is being newly issued) is willing to sell, such security.

         "PRIMARY CLASS B MEMBER" means El Paso Chaparral.

         "PRINCIPAL MARKET" means the principal exchange on which the security in question is traded or the principal market on which such security is quoted, as determined by the board of directors of El Paso from time to time.

         "PROCEEDING" means any suit in equity, action at law or other judicial or administrative proceeding.

         "PROJECT COMPANIES" means Mesquite, any direct or indirect subsidiary of Mesquite, each other Qualified Energy Company and each of their respective direct or indirect subsidiaries.

         "PROJECT COMPANY FINANCIAL MODEL" is defined in Section 4.1(n)(ii) of the Participation Agreement.

         "PROJECT DOCUMENTS" means (i) the respective Organizational Documents of, or other applicable operating documents of, the Project Companies, (ii) any material agreements with respect to the ownership, management, operation or assets of the Project Companies, (iii) the power purchase agreements, steam sale agreements, gas supply agreements and similar agreements held by the Project Companies, (iv) any financing arrangements or other Contractual Obligations of the Project Companies and (v) all documents and agreements executed in connection with or relating to the foregoing.

         "PROJECT INTEREST CONTRIBUTIONS" is defined in Section 10(a) of each Contingent Debt Instrument.

                                Project Electron

                                                                         Annex A



         "PROJECT MATERIAL ADVERSE EFFECT" means (i) a material adverse effect on the financial condition, properties, or operations of the Project Companies taken as a whole and on a consolidated basis, (ii) a material adverse effect on the ability of any of the Project Companies to perform its respective material obligations under Project Document to which it is a party, (iii) the invalidity or unenforceability, in whole or in material part, of any Project Document to which any of the Project Companies is a party or (iv) a material adverse effect on the rights and remedies of any Project Company under any such Project Document.

         "PTP RELEVANT PERSON" is defined in Article II of the Limestone Trust Agreement.

         "PUHCA" means the Public Utility Holding Company Act of 1935, as amended.

         "PURCHASE DATE" is defined in Section 11.2(c)(iii) of the Chaparral LLC Agreement.

         "PURCHASE OPTION" is defined in Section 11.2(a) of the Chaparral LLC Agreement.

         "PURCHASE OPTION NOTICE" is defined in Section 11.2(a) of the Chaparral LLC Agreement.

         "PURCHASE PRICE" is defined in Section 11.2(e) of the Chaparral LLC Agreement.

         "QUALIFIED ENERGY ASSETS" means (i) real and personal property, whether tangible or intangible, constituting Energy Assets, (ii) direct or indirect (through one or more other Business Entities or otherwise) Equity Interests in Qualified Energy Companies, (iii) Permitted Financial Obligations of, and other Contractual Obligations and other Obligations of, Qualified Energy Companies,
(iv) rights under or in respect of Contractual Obligations and other Obligations, or other rights, in each case relating to or derived from Energy Assets, (v) to the extent not otherwise including in the foregoing, the Power Assets, (vi) New Contingent Debt Instruments and (vii) any other assets that are owned by, or contributed to or otherwise acquired by, Chaparral, Mesquite or any Qualified Energy Company with the consent of all of the Members of Chaparral.

         "QUALIFIED ENERGY COMPANY" means any Business Entity not less than 90% of the aggregate book value of the assets of which are comprised of (a)(i) real and personal property, whether tangible or intangible, constituting Energy Assets, (ii) rights under or in respect of Contractual Obligations and other Obligations, or other rights, in each case relating to or derived from Energy Assets, (iii) to the extent not otherwise included in the foregoing, the Existing Assets (other than the Contingent Debt Instrument) and the Specified New Assets, (iv) New Contingent Debt Instruments and (v) any other assets that are approved as such by the unanimous consent of the Members of Chaparral; (b) Permitted Financial Obligations of, and Hedge Agreements with, and other Contractual Obligations of, Business Entities not less than 90% of the aggregate book value of the assets of which is comprised of (I) assets referred to in clause (a) above or (II) direct or indirect (through one or more other Business Entities or otherwise) Equity Interests in other Business Entities not less than 90% of the aggregate book value of the assets of which is comprised of assets referred to in clause (I) above; (c) direct or indirect (through one or more other Business Entities or otherwise) Equity Interests in other Business Entities not less than 90% of the aggregate book value of the assets of which is

                                Project Electron

                                                                         Annex A



comprised of assets referred to in clause (a) or (b) above; (d) El Paso Loans; and/or (e) Financial Investments.

         "QUALIFIED EQUITY PROCEEDS" means, for purposes of the El Paso Preferred Stock Certificate of Designation, amounts in Dollars.

         "QUALIFIED HOLDER" means any Person (i) with respect to which, immediately after giving effect to the applicable Disposition of the Class A Member Interest to such Person, (A) no more than 25% of the Equity Interests in such Person shall be held by Benefit Plan Investors and (B) there shall be no more than 99 PTP Relevant Persons and (ii) that is a Tax Matters Representing Purchaser.

         "QUALIFIED PURCHASER" is defined in Section 2(a)(51)(A) of the Investment Company Act.

         "RATE RESET DATE" means the earlier of (i) the date of the consummation of the remarketing of the Initial Shares (which is expected to be on or about the third Trading Day following the Successful Repricing Date) or (ii) the date a Failed Remarketing is declared.

         "RATING AGENCIES" means Moody's and S&P.

         "RECOURSE FOR THE NOTES" has the meaning assigned to such term in
Section 2.05(f) of the New Indenture.

         "REDEMPTION EVENT" is defined in Section 2 of the El Paso Preferred Stock Certificate of Designation.

         "REDEMPTION PROCEEDS" means any Collections in respect of the payment of the redemption price for the El Paso Preferred Stock upon a Redemption Event in accordance with the El Paso Preferred Stock Certificate of Designation.

         "REFERENCE ENTITIES" is defined in Section 4.3(c) of the Participation Agreement.

         "REGULATIONS" means the Income Tax Regulations, including Temporary Regulations, promulgated under the Code, as such regulations are amended, modified or supplemented from time to time.

         "RELATED PERSONS" means, with respect to any Person, each Affiliate of such Person and all officers, directors, employees, advisors and representatives of such Person or any of its Affiliates.

         "RELEVANT EL PASO PARTY" means any of, and "RELEVANT EL PASO PARTIES" means all of, El Paso Chaparral Holding, El Paso Chaparral Holding II, El Paso Chaparral and Management Company.

         "RELEVANT INDEBTEDNESS" of any Person means, without duplication, (a) indebtedness of such Person for borrowed money, (b) obligations of such Person (other than any portion of any trade payable obligation of such Person that shall not have remained unpaid for 91 days or more from the original due date of such portion) to pay the deferred purchase price of property or

                                Project Electron

                                                                         Annex A



services, and (c) obligations of such Person as lessee under leases that shall have been or should be, in accordance with GAAP, recorded as capital leases, except that where such indebtedness or obligation of such Person is made jointly, or jointly and severally, with any third party or parties other than any consolidated Subsidiary of such Person, the amount thereof for the purposes of this definition only shall be the pro rata portion thereof payable by such Person, so long as such third party or parties have not defaulted on its or their joint and several portions thereof.

         "REMARKETING AGENTS" means the Persons named as remarketing agent under the Remarking Agreement.

         "REMARKETING AGREEMENT" means the Amended and Restated El Paso Preferred Stock Remarketing and Registration Rights Agreement dated as of the Signing Date among El Paso, Limestone, the Share Trust, the Indenture Trustee and the Remarketing Agents.

         "REPLACEMENT BUDGET" is defined in Section 6.3(f) of the Chaparral LLC Agreement.

         "REPLACEMENT PERIOD" is defined in Section 4.3(a) of the Participation Agreement.

         "RESPONSIBLE OFFICER" means (a) with respect to El Paso, Chaparral and Mesquite, any officer of El Paso or an El Paso Affiliate with knowledge of the financial matters of El Paso and Chaparral, (b) with respect to the Limestone Trustee, the Overfund Trustee and the Share Trustee, any officer of the Corporate Trust Administration group, or other officer who customarily performs similar functions of the Limestone Trustee, the Overfund Trustee or the Share Trustee, respectively, and who has direct responsibility for the administration of the related trust and (c) with respect to the Indenture Trustee or the New Indenture Trustee, any officer assigned to the principal corporate trust office of the Indenture Trustee or the New Indenture Trustee, including any managing director, vice president, assistant vice president, assistant treasurer, assistant secretary or any other officer of the Indenture Trustee or the New Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of the Indenture or the New Indenture, as applicable, and also, with respect to a particular matter, any other officer, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "RESTRICTED PERSON" means any Certificateholder, Electron, CSFB and any Affiliate of the foregoing (other than any such Affiliate that is an Affiliate solely by reason of its investment in funds managed by affiliates of CSFB).

         "RESTRUCTURING" means, with respect to any Project Company, any termination or material modification of the material Project Documents for such Project Company, or any monetization of any Project Document for such Project Company.

         "RESTRUCTURING GAINS" means any item of income or gain realized by Chaparral in connection with a Restructuring.

         "RESTRUCTURING LOSSES" means any item of deduction or loss incurred by Chaparral in connection with a Restructuring.

                                Project Electron

                                                                         Annex A



         "RETIREMENT AMOUNT" is defined in Section 11.1(d) of the Chaparral LLC Agreement.

         "RETIREMENT DATE" is defined in Section 11.1(b)(ii) of the Chaparral LLC Agreement.

         "RETIREMENT NOTICE" is defined in Section 11.1(a) of the Chaparral LLC Agreement.

         "RETIREMENT OPTION" is defined in Section 11.1(a) of the Chaparral LLC Agreement.

         "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor by merger, consolidation or otherwise to its business.

         "SEC" means the Securities and Exchange Commission.

         "SECOND AMENDED AND RESTATED LLC AGREEMENT" is defined in the Preliminary Statements to the Chaparral LLC Agreement.

         "SECRETARY OF STATE" means the office of the Secretary of State of the State of Delaware.

         "SECURITIES ACT" means the Securities Act of 1933 or any successor law, and regulations and rules issued pursuant to the Securities Act or any successor law.

         "SECURITIES INTERMEDIARY" means (i) as used in the Indenture, United States Trust Company of New York acting in such capacity and any successor acting in such capacity and (ii) as used in the Limestone Trust Agreement and the Overfund Trust Agreement, Wilmington Trust Company acting in such capacity and any successor acting in such capacity.

         "SECURITY AGREEMENT" means the Amended and Restated Security Agreement dated as of the Signing Date between the Overfund Trust and Limestone.

         "SECURITY FOR THE LIMESTONE NOTES" is defined in Section 3.01 of the Indenture.

         "SHARE TRUST" means El Paso Electron Share Trust, a special purpose statutory business trust created under the law of the State of Delaware pursuant to the Original Share Trust Agreement for the purpose of holding the Shares.

         "SHARE TRUST AGREEMENT" means the Second Amended and Restated Trust Agreement of El Paso Share Electron Trust dated as of the Signing Date among the Share Trustee, El Paso and the Share Trust.

         "SHARE TRUST AMOUNT" means, as of any date of determination, an amount equal to (a) the aggregate amount then necessary to discharge the Indenture under Section 10.01 of the Indenture minus (b) any funds or the proceeds of the sale of any investments then held in the Indenture Accounts and available to the Indenture Trustee for the payment of the Limestone Notes (but in an amount not in excess of the amount described in clause (a)) plus (c) the aggregate proceeds from the Asset Remedy or from any asset sales made pursuant to Section 2.05(f) of the New Indenture or from Asset Dispositions made by the Managing Member after the Special Management Replacement Date that, in any such case, have been used to repay the Limestone Notes or, to the extent included in the amount referenced in clause (b) above, are then

                                Project Electron

                                                                         Annex A



available to the Indenture Trustee for the payment of the Limestone Notes, but in an amount not to exceed the Certificate Purchase Amount as of such date (net of any funds or the proceeds of the sale of any investments then held for the benefit of the Limestone Certificateholders in the Limestone Distribution Account, Limestone Collection Account or, to the extent such amounts are available for distribution by the Indenture Trustee to Limestone for the benefit of the Limestone Certificateholders under the Indenture, the Indenture Accounts).

         "SHARE TRUST CONTRIBUTION ACCOUNT" is defined in Section 4.05(a) of the Share Trust Agreement.

         "SHARE TRUST REMEDY STANDSTILL PERIOD" is defined in Section 9.04(b)(ii) of the Indenture.

         "SHARE TRUSTEE" means Wilmington Trust Company, a Delaware banking corporation, in its capacity as trustee under the Share Trust Agreement.

         "SHARES" means the Initial Shares and the Additional Shares, or the portion thereof that is then required to be issued or available for remarketing, as the context requires.

         "SIGNING DATE" means April 12, 2002.

         "SINGLE EMPLOYER PLAN" means a single employer plan, as defined in
Section 4001(a)(15) of ERISA, that (a) is maintained for employees of El Paso or an ERISA Affiliate and no Person other than El Paso and its ERISA Affiliates or
(b) was so maintained and in respect of which El Paso or an ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

         "SOLVENT" means, when used with respect to any Person, that at the time of determination: (a) the fair market value of such Person's assets is in excess of the total amount of its liabilities (including, without limitation, contingent liabilities), (b) the present fair saleable value of such Person's assets is greater than its probable liability in its existing debts, as such debts become absolute and mature, (c) such Person is then able to and believes that it will be able to pay its indebtedness (including, without limitation, contingent indebtedness and other commitments), as such indebtedness comes due, and (d) such Person's remaining assets will not constitute unreasonably small capital in relation to the businesses to be conducted by such Person.

         "SPECIAL MANAGEMENT REPLACEMENT DATE" means the date upon which the Class A Member or its designee becomes the Managing Member of Chaparral pursuant to Section 6.1(a) of the Chaparral LLC Agreement as a result of the occurrence of a Specified Equity Event.

         "SPECIAL MANAGEMENT STANDSTILL EXPIRATION DATE" means (a) in the case of a Specified Equity Event that arises as a result of (i) an "Event of Default" under Section 7.1(a), 7.1(d) or 7.1(e) of the June 11 Agreement or (ii) an Event of Default under Section 9.01(m) of the Indenture, the 30th day after the occurrence of such Specified Equity Event and (b) in the case of any other Specified Equity Event, the later of (x) the 30th day after the occurrence of such Specified Equity Event and (y) if a Certificate Purchase Option Notice is delivered within 30

                                Project Electron

                                                                         Annex A



days after the occurrence of such Specified Equity Event, the 60th day after the occurrence of such Specified Equity Event.

         "SPECIAL REDEMPTION" means (a) with respect to the Limestone Notes, a Special Redemption under, and as defined in, the Indenture, and (b) with respect to the New Limestone Notes, a Special Redemption under, and as defined in, the New Indenture.

         "SPECIAL REDEMPTION DATE" means (a) with respect to the Limestone Notes, a Special Redemption Date under, and as defined in, the Indenture, and
(b) with respect to the New Limestone Notes, a Special Redemption Date under, and as defined in, the New Indenture.

         "SPECIFIED NEW ASSETS" means the assets listed under "Specified New Assets" on Schedule 3.2(b) to the Chaparral LLC Agreement.

         "SPECIFIED EQUITY CURE" means, in the case of any Specified Equity Event other than a Specified Equity Event arising from (A) an event described in
Section 7.1(a), (d) or (e) of the June 11 Agreement or (B) an event described in
Section 9.01(l) (as it applies to El Paso or El Paso Chaparral only) or 9.01(m) of the Indenture, the Underlying Default is remedied (or, in the case of a payment default, paid) by El Paso on or prior to the Special Management Standstill Expiration Date.

         "SPECIFIED EQUITY EVENT" means any of (a) the occurrence of an "Event of Default" under (and as defined in) the June 11 Agreement giving effect to any permitted cure period but without giving effect to any waiver of such "Event of Default" (or any waiver of the covenants or representations underlying such "Event of Default") by the lenders thereunder; provided that when notice is required to commence the maturing of a "Default" into an "Event of Default" under the June 11 Agreement, notice given by the Required Certificateholders to El Paso shall also constitute notice under the June 11 Agreement for this purpose; (b) after repayment in full of all Outstanding Limestone Notes but prior to the date on which the New Limestone Notes shall have been paid in full, any event that would constitute an "Event of Default" (other than an "Event of Default" relating solely to an event of the type described in clause (a), (b) or
(f) of Section 9.01 of the Indenture or, unless the Share Trust Amount is greater than zero, relating solely to an event related to the Share Trust) under (and as defined in) the Indenture (as in effect on the Effective Date and as supplemented, amended, restated or otherwise modified from time to time prior to the repayment in full of all Outstanding Limestone Notes but without giving effect to any supplement, amendment, restatement or other modification made in contemplation of such repayment) that is not an "Event of Default" under the New Indenture and/or (c) the acceleration of the New Limestone Notes.

         "SUBSEQUENT CERTIFICATES" means the $100,000,000 aggregate certificate face amount of Limestone Certificates issued on the Closing Date.

         "SUBSIDIARY" means, as to any Person, any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any

                                Project Electron

                                                                         Annex A



contingency), (b) the right or power to direct, in the case of any entity of which such Person or any of its Subsidiaries is a general partner, or both the beneficial ownership of and the right or power to direct, in any other case, such limited liability company, partnership or joint venture, or (c) the beneficial interest in such trust or estate, is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries; provided, however, that notwithstanding anything in this definition to the contrary, in the case of Chaparral, the term "Subsidiary" shall include the Project Companies; and, provided, further, that no such corporation, partnership, joint venture or other entity shall (i) constitute a Subsidiary of El Paso, unless such entity is a Consolidated Subsidiary of El Paso, or (ii) constitute a Subsidiary of any other Person unless such entity would appear as a consolidated subsidiary of such Person on a consolidated balance sheet of such Person prepared in accordance with GAAP.

         "SUCCESSFUL REPRICING DATE" is defined in Section 1 of the Remarketing Agreement.

         "SUCCESSOR MANAGER" is defined in Section 5.2 of the Management Agreement.

         "TAX" or "TAXES" means any and all taxes (including net income, gross income, franchise, value added, ad valorem, gross receipts, leasing, excise, fuel, excess profits, sales, use, property (personal or real, tangible or intangible) and stamp taxes), levies, imposts, duties, charges, assessments, or withholdings of any nature whatsoever, general or special, ordinary or extraordinary, now existing or hereafter created or adopted, together with any and all interest, penalties, fines, additions to tax and interest thereon.

         "TAX INDEMNIFICATION AGREEMENT" means the Amended and Restated Tax Indemnification Agreement dated as of the Closing Date among El Paso, Limestone and Electron.

         "TAX MATTERS MEMBER" is defined in Section 8.3(a) of the Chaparral LLC Agreement.

         "TAX MATTERS REPRESENTING PURCHASER" has the meaning assigned to such term in Article II of the Limestone Trust Agreement.

         "TAX RATE" means the composite rate for an individual subject to the highest generally applicable U.S. federal, state and local marginal income tax rates, after taking into account the deductibility of state and local taxes for U.S. federal income tax purposes.

         "TEMPORARY BUDGET" is defined in Section 6.3(f) of the Chaparral LLC Agreement.

         "TERMINATION PERIOD GUARANTEED PAYMENT" means, on any date, an amount equal to the excess, if any, of (a) the sum of (without duplication): (i) the excess, if any, of (x) the Class A Member's Cumulative Priority Return, excluding for any Applicable Termination Period if no Earn-Out Period Commencement Date has occurred the amount described in clause (b)(iv) of the definition of Class A Member's Priority Return, over (y) the aggregate amount of items of Gross Income allocated to the Class A Member pursuant to Section 4.4(d)(i) of the Chaparral LLC Agreement; (ii) the Additional Financing Costs, if any, due and payable by the Class A Member on or prior to such date; (iii) if no Limestone Note Trigger Event, Limestone Certificate Trigger

                                Project Electron

                                                                         Annex A



Event, Specified Equity Event or acceleration of the New Limestone Notes as a result of a New Indenture Event of Default (other than a Specified Equity Event arising solely as a result of an acceleration of the New Limestone Notes that arises as a result of a New Indenture Event of Default of the type described in
Section 9.01(a) of the New Indenture) has occurred, the Limestone Equity Cash Component Make-Whole Premium (calculated as of such date); and (iv) the Limestone Equity PIK Component Mark-To-Market Yield Amount over (b) without duplication of any amount, any amounts previously paid to the Class A Member in respect of the Termination Period Guaranteed Payment.

         Amounts payable as Termination Period Guaranteed Payments shall be treated as guaranteed payments within the meaning of Code Section 707(c), shall be considered an expense of Chaparral for income tax purposes and an expense or capital item for financial reporting purposes, as the case may be, and shall not be considered a distribution of money to the Class A Member that would reduce its Capital Account.

         "TRADING DAY" means a day on which the Principal Market with respect to a security is regularly scheduled to be open for trading. For purposes of this definition, a day on which any such exchange is scheduled to close (as opposed to unexpectedly closing) prior to its regular closing time shall not constitute a Trading Day.

         "TRANSACTION DOCUMENTS" means the Participation Agreement, the Limestone Trust Agreement, the Chaparral LLC Agreement, the Mesquite LLC Agreement, the Management Agreement, the Overfund Trust Agreement, the Security Agreement, the Indenture, the Limestone Notes, the Limestone Certificates, the Share Trust Agreement, the Remarketing Agreement, the El Paso Preferred Stock Certificate of Designation, the El Paso Notes, the Tax Indemnification Agreement, the Note Purchase Agreement, the Administrative Services Agreement, any other documents required to be executed in order to satisfy, comply or evidence compliance with Section 2.3 of the Participation Agreement, the Closing Agreement, the New Limestone Notes and the El Paso Guarantee endorsed thereon, the New Indenture and the Dealer Manager Agreement.

         "TRANSFERRED INTEREST" is defined in Section 10.1(c) of the Chaparral LLC Agreement.

         "TREASURY YIELD" means is defined in Section 1.01 of the Indenture.

         "UNCERTIFIED BUDGET" is defined in Section 6.3(f) of the Chaparral LLC Agreement.

         "UNDERLYING DEFAULT" means with respect to any Specified Equity Event, the "Event of Default" referenced in the definition of Specified Equity Event that gave rise to such Specified Equity Event.

         "UNDERLYING ENTITY" means the entity owning the interest in any New Asset, which interest will be subject to a New Contingent Debt Instrument, and its subsidiaries and affiliates.

         "UNDERWRITERS" has the meaning assigned to such term in Section 4.02 of the Indenture.

                                Project Electron

                                                                         Annex A



         "UNITED STATES" or "U.S." means the United States of America and the territories, possessions and territorial waters of the United States of America.

         "UNPAID PREMIUM AMOUNT" means after the Earn-Out Period Commencement Date the excess of (a) the sum of (x) all Limestone Equity PIK Component Make-Whole Premiums as determined from time to time and (y) an accretion factor of 17.5% per annum, compounded semi-annually with respect to the outstanding Unpaid Premium Amount from time to time, over (b) the aggregate of any distributions previously made with respect to the Limestone Certificates that are treated as with respect to the Limestone Equity PIK Component pursuant to the last sentence of the definition of Internal Rate of Return and that are not applied in reduction thereof.

         "VOLUNTARY BANKRUPTCY" is defined in the definition of "Bankruptcy".

         "WHOLLY OWNED AFFILIATE" of any Person means (i) an Affiliate of such Person 100% of the capital stock (or its equivalent in the case of entities other than corporations) of which is owned beneficially by such Person, directly, or indirectly through one or more Wholly Owned Affiliates, or by any Person who, directly or indirectly, owns beneficially 100% of the capital stock (or its equivalent in the case of entities other than corporations) of such Person, and (ii) an Affiliate of such Person who, directly or indirectly, owns beneficially 100% of the capital stock (or its equivalent in the case of entities other than corporations) of such Person; provided that, for purposes of determining the ownership of the capital stock of any Person, de minimis amounts of stock held by directors, nominees and similar persons pursuant to statutory or regulatory requirements shall not be taken into account.

         "WITHDRAWAL LIABILITY" shall have the meaning given such term under
Part 1 of Subtitle E of Title IV of ERISA.

         SECTION 1.02 RULES OF CONSTRUCTION. This Annex A and, except as otherwise expressly provided in any Transaction Document with respect to specific rules of construction for such Transaction Document, all Transaction Documents and all appendices, schedules and exhibits to the Transaction Documents shall be governed by, and construed in accordance with, the following rules of construction:

         (a) Computation of Time Periods. In the computation of periods of time from a specified date to a later specified date, the word or phrase "FROM" and "COMMENCING ON" mean "from and including" and the words or phrase "TO" and "UNTIL" and "ENDING ON" mean "to but excluding".

         (b) Accounting Terms. All accounting terms shall be construed in accordance with GAAP applied consistently, except with respect to Capital Accounts and items entering into the computation of Capital Accounts, and except to the extent otherwise specified in the provisions of Section 1.01 or 1.02 hereof.

         (c) No Presumption Against Any Party. Neither any Transaction Document nor any uncertainty or ambiguity therein shall be construed against any particular party, whether under any rule of construction or otherwise. On the contrary, each Transaction Document has been reviewed by each of the parties thereto and their respective counsel and shall be construed and






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                                                                         Annex A



interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties thereto.

         (d) Use of Certain Terms. Unless the context of any Transaction Document requires otherwise, the plural includes the singular, the singular includes the plural, and "INCLUDING" has the inclusive meaning of "including without limitation." The words "HEREOF," "HEREIN," "HEREBY," "HEREUNDER," and other similar terms of any Transaction Document refer to such Transaction Document (including this Annex A to the extent incorporated or referred to therein (whether or not actually attached thereto) and all other annexes, schedules and exhibits attached thereto) as a whole and not exclusively to any particular provision of such Transaction Document. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, or neuter, singular or plural, as the identity of the Person or Persons may require.

         (e) Headings and References. Article, Section and other headings are for reference only, and are not intended to describe, interpret, define or limit the scope, extent or intent of any Transaction Document or any provision thereof. References in any Transaction Document to Articles, Sections, Annexes, Schedules and Exhibits refer to Articles, Sections, Annexes, Schedules, and Exhibits of or to such Transaction Document, and references in Sections of such Transaction Document to any clause refer to such clause of such Section. Whether or not specified in any Transaction Document or in this Annex A, references in such Transaction Document or in this Annex A to such Transaction Document, any other Transaction Document or any other agreement include, unless otherwise provided in such Transaction Document or in this Annex A, this Annex A, such Transaction Document, the other Transaction Documents and such other agreements, as the case may be, as the same may be amended, restated, supplemented or otherwise modified from time to time pursuant to the provisions thereof and of any other Transaction Documents applicable thereto. Whether or not specified in any Transaction Document or in this Annex A, a reference to any Applicable Law or law (as the case may be) as at any time shall mean that Applicable Law or law (as the case may be) as it may have been amended, restated, supplemented or otherwise modified from time to time, and any successor Applicable Law or law (as the case may be). A reference to a Person includes the successors and assigns of such Person, but such reference shall not increase, decrease or otherwise modify in any way the provisions in this Annex A or any Transaction Document governing the assignment of rights and obligations under, or the binding effect, of any provision of this Annex A or any Transaction Document.




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